EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of October 31, 2017, is by and among GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS, LP, a Delaware limited partnership (the “Borrower”), the Guarantors identified on the signature pages hereto (the “Guarantors”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Credit Agreement dated as of August 25, 2016 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time hereafter, the “Credit Agreement”) among the Borrower, the Guarantors, the Lenders identified therein and the Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Existing Credit Agreement and the Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings provided for such terms in the Credit Agreement.

2.    Amendments to Existing Credit Agreement.

(a)    The Existing Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit I hereto. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

(b)    Schedule 2.01 to the Existing Credit Agreement is hereby amended and restated in its entirety by Schedule 1 hereto.

(c)    Schedule 5.10 to the Existing Credit Agreement is hereby amended and restated in its entirety by Schedule 2 hereto.

(d)    Schedule 5.11 to the Existing Credit Agreement is hereby amended and restated in its entirety by Schedule 3 hereto.

(e)    Exhibit A to the Existing Credit Agreement is hereby amended and restated in its entirety by Exhibit II hereto.

(f)    Exhibit B to the Existing Credit Agreement is hereby amended and restated in its entirety by Exhibit III hereto.

(g)    Exhibit E to the Existing Credit Agreement is hereby amended and restated in its entirety by Exhibit IV hereto

(h)    Exhibit G to the Existing Credit Agreement is hereby amended and restated in its entirety by Exhibit V hereto.

3.    Amendment is a “Credit Document”. This Amendment is a Credit Document and all references to a “Credit Document” in the Credit Agreement and the other Credit Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Credit Documents) shall be deemed to include this Amendment. This Amendment shall be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement (as amended hereby).

4.    Representations and Warranties; No Default. Each Credit Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment, (a) each of the representations and warranties of each Credit Party contained in the Credit Agreement or any other Credit Document are true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) as of the date hereof, other than those representations and warranties which expressly relate to an earlier date, in which case, they were true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation wand warranty shall be true and correct in all respects) as of such earlier date, and (b) no Default exists.

5.    Reaffirmation of Obligations. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Credit Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Credit Party’s obligations under the Credit Documents.

6.    Effective Date. This Amendment shall become effective as of the date hereof (the “Effective Date”) if, and only if, the following conditions precedent shall have been satisfied:

(a)    Amendment, Notes, Organization Documents, Etc. The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Credit Party, each dated the Effective Date (or, in the case of certificates of governmental officials, a recent date before the Effective Date) and each in form and substance satisfactory to the Administrative Agent:
(i)    executed counterparts of this Amendment;
(ii)    a Term Note executed by the Borrower in favor of each Lender requesting a Term Note;
(iii)    copies of the Organization Documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary, assistant secretary, general counsel or executive vice president of such Credit Party to be true and correct as of the Effective Date;
(iv)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment, the Credit Agreement and the other Credit Documents to which such Credit Party is a party; and

2

(v)    such documents and certifications as the Administrative Agent may reasonably require to evidence that each Credit Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in the jurisdiction of their incorporation or organization.
(b)    Representations and Warranties. Each of the representations and warranties of each Loan Party in Section 4 above are true and correct in all material respects.

(c)    Officer’s Certificates. The Administrative Agent shall have received a certificate or certificates executed by a Responsible Officer of the Borrower as of the Effective Date, in a form reasonably satisfactory to the Administrative Agent, stating that (i) each Credit Party is in compliance in all material respects with all existing financial obligations (whether pursuant to the terms and conditions of the Credit Agreement or otherwise), (ii) all governmental, stockholder and third party consents and approvals, if any, with respect to this Amendment and the transactions contemplated hereby have been obtained, (iii) no action, suit, investigation or proceeding is pending, or to the knowledge of the Credit Parties threatened, in any court or before any arbitrator or governmental instrumentality that purports to affect any Consolidated Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could have a Material Adverse Effect, (iv) immediately prior to and following the transactions contemplated herein, each of the Credit Parties shall be Solvent, and (v) immediately after the execution of this Amendment, (A) no Default or Event of Default exists and (B) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects), other than those representations and warranties which expressly relate to an earlier date, in which case, they were true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty was true and correct in all respects) as of such earlier date.

(d)    Opinions of Counsel. The Administrative Agent shall have received, in each case dated as of the Closing Date and in form and substance reasonably satisfactory to the Administrative Agent a legal opinion of (i) Cox, Castle & Nicholson LLP, special New York and Delaware counsel for the Credit Parties and (ii) special local counsel for the Credit Parties for the state of Maryland, in each case addressed to the Administrative Agent and the Lenders.

(e)    Fees and Expenses. Payment by the Credit Parties to the Administrative Agent of all fees and expenses relating to the preparation, execution and delivery of this Amendment which are due and payable on the Effective Date, including, without limitation, payment to the Administrative Agent of the applicable fees set forth in the Fee Letter (as amended, restated, supplemented or otherwise modified on or prior to the date hereof).

7.    Binding Effect. This Amendment, the Credit Agreement (as amended hereby) and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

8.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Credit Documents shall remain in full force and effect.

3

9.    Counterparts; Delivery. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

10.    Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the state of New York.

11.    Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

[SIGNATURE PAGES FOLLOW]

4

Each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	Griffin-American Healthcare REIT IV Holdings, LP,
a Delaware limited partnership

By:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation,
its General Partner

	By:	/s/ Danny Prosky
	Name:	Danny Prosky
	Its:	President and Chief Operating Officer

PARENT:	Griffin-American Healthcare REIT IV, Inc.
a Maryland corporation

By:	/s Danny Prosky
Name:	Danny Prosky
Its:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

SUBSIDIARY GUARANTORS:

GAHC4 PENINSULA FL JV PARTNER, LLC,
a Delaware limited liability company,
its Managing Member,

By:	GRIFFIN-AMERICAN HEALTHCARE REIT IVHOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member,

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT
IV, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Danny Prosky
		Name:	Danny Prosky
		Title:	President and Chief Operating Officer

GAHC4 PENINSULA FL JV, LLC,
a Delaware limited liability company,

By:	GAHC4 PENINSULA FL JV PARTNER, LLC,
a Delaware limited liability company,
its Managing Member,

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV
HOLDINGS, LP, a Delaware limited partnership,
its Sole Member,

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT
IV, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Danny Prosky
		Name:	Danny Prosky
		Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 CENTRAL FL SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company

By:	GAHC4 PENINSULA FL JV, LLC,
a Delaware limited liability company,
its Sole Member,

	By:	GAHC4 PENINSULA FL JV PARTNER, LLC,
a Delaware limited liability company,
its Managing Member,

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT
IV HOLDINGS, LP, a Delaware limited partnership,
its Sole Member,

			By:	GRIFFIN-AMERICAN
HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

GAHC4 BAYSIDE FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 CENTRAL FL SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company

	By:	GAHC4 PENINSULA FL JV, LLC,
a Delaware limited liability company,
its Sole Member,

		By:	GAHC4 PENINSULA FL JV PARTNER, LLC,
a Delaware limited liability company,
its Managing Member,

			By:	GRIFFIN-AMERICAN HEALTHCARE REIT
IV HOLDINGS, LP, a Delaware limited partnership,
its Sole Member,

				By:	GRIFFIN-AMERICAN
HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

				By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 GRANDE FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 CENTRAL FL SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company

	By:	GAHC4 PENINSULA FL JV, LLC,
a Delaware limited liability company,
its Sole Member,

		By:	GAHC4 PENINSULA FL JV PARTNER, LLC,
a Delaware limited liability company,
its Managing Member,

			By:	GRIFFIN-AMERICAN HEALTHCARE REIT
IV HOLDINGS, LP, a Delaware limited partnership,
its Sole Member,

				By:	GRIFFIN-AMERICAN
HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

				By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

GAHC4 SPRING OAKS FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 CENTRAL FL SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company

	By:	GAHC4 PENINSULA FL JV, LLC,
a Delaware limited liability company,
its Sole Member,

		By:	GAHC4 PENINSULA FL JV PARTNER, LLC,
a Delaware limited liability company,
its Managing Member,

			By:	GRIFFIN-AMERICAN HEALTHCARE REIT
IV HOLDINGS, LP, a Delaware limited partnership,
its Sole Member,

				By:	GRIFFIN-AMERICAN
HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

				By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 BALMORAL FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 CENTRAL FL SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company

	By:	GAHC4 PENINSULA FL JV, LLC,
a Delaware limited liability company,
its Sole Member,

		By:	GAHC4 PENINSULA FL JV PARTNER, LLC,
a Delaware limited liability company,
its Managing Member,

			By:	GRIFFIN-AMERICAN HEALTHCARE REIT
IV HOLDINGS, LP, a Delaware limited partnership,
its Sole Member,

				By:	GRIFFIN-AMERICAN
HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

				By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

GAHC4 BRADENTON FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 CENTRAL FL SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company

	By:	GAHC4 PENINSULA FL JV, LLC,
a Delaware limited liability company,
its Sole Member,

		By:	GAHC4 PENINSULA FL JV PARTNER, LLC,
a Delaware limited liability company,
its Managing Member,

			By:	GRIFFIN-AMERICAN HEALTHCARE REIT
IV HOLDINGS, LP, a Delaware limited partnership,
its Sole Member,

				By:	GRIFFIN-AMERICAN
HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

				By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 LAKE MORTON FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 CENTRAL FL SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company

	By:	GAHC4 PENINSULA FL JV, LLC,
a Delaware limited liability company,
its Sole Member,

		By:	GAHC4 PENINSULA FL JV PARTNER, LLC,
a Delaware limited liability company,
its Managing Member,

			By:	GRIFFIN-AMERICAN HEALTHCARE REIT
IV HOLDINGS, LP, a Delaware limited partnership,
its Sole Member,

				By:	GRIFFIN-AMERICAN
HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

				By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

GAHC4 RENAISSANCE FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 CENTRAL FL SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company

	By:	GAHC4 PENINSULA FL JV, LLC,
a Delaware limited liability company,
its Sole Member,

		By:	GAHC4 PENINSULA FL JV PARTNER, LLC,
a Delaware limited liability company,
its Managing Member,

			By:	GRIFFIN-AMERICAN HEALTHCARE REIT
IV HOLDINGS, LP, a Delaware limited partnership,
its Sole Member,

				By:	GRIFFIN-AMERICAN
HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

				By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 SPRING HAVEN FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 CENTRAL FL SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company

	By:	GAHC4 PENINSULA FL JV, LLC,
a Delaware limited liability company,
its Sole Member,

		By:	GAHC4 PENINSULA FL JV PARTNER, LLC,
a Delaware limited liability company,
its Managing Member,

			By:	GRIFFIN-AMERICAN HEALTHCARE REIT
IV HOLDINGS, LP, a Delaware limited partnership,
its Sole Member,

				By:	GRIFFIN-AMERICAN
HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

				By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

GAHC4 FOREST OAKS FL SH, LLC,
a Delaware limited liability company

By:	GAHC4 CENTRAL FL SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company

	By:	GAHC4 PENINSULA FL JV, LLC,
a Delaware limited liability company,
its Sole Member,

		By:	GAHC4 PENINSULA FL JV PARTNER, LLC,
a Delaware limited liability company,
its Managing Member,

			By:	GRIFFIN-AMERICAN HEALTHCARE REIT
IV HOLDINGS, LP, a Delaware limited partnership,
its Sole Member,

				By:	GRIFFIN-AMERICAN
HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

				By:	/s/ Danny Prosky
				Name:	Danny Prosky
				Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 ATHENS GA MOB PORTFOLIO, LLC,
a Delaware limited liability company

By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Danny Prosky
		Name:	Danny Prosky
		Title:	President and Chief Operating Officer

GAHC4 ATHENS GA MOB I, LLC,
a Delaware limited liability company

By:	GAHC4 ATHENS GA MOB PORTFOLIO, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 ATHENS GA MOB II, LLC,
a Delaware limited liability company

By:	GAHC4 ATHENS GA MOB PORTFOLIO, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

GAHC4 SW ILLINOIS SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company

By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Danny Prosky
		Name:	Danny Prosky
		Title:	President and Chief Operating Officer

GAHC4 COLUMBIA IL SH, LLC,
a Delaware limited liability company

By:	GAHC4 SW ILLINOIS SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 COLUMBIA IL MC, LLC,
a Delaware limited liability company

By:	GAHC4 SW ILLINOIS SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

GAHC4 MILLSTADT IL SH, LLC,
a Delaware limited liability company

By:	GAHC4 SW ILLINOIS SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 RED BUD IL SH, LLC,
a Delaware limited liability company

By:	GAHC4 SW ILLINOIS SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

GAHC4 WATERLOO IL SH, LLC,
a Delaware limited liability company

By:	GAHC4 SW ILLINOIS SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 ROSEBURG OR MOB SOLE MEMBER, LLC,
a Delaware limited liability company

By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Danny Prosky
		Name:	Danny Prosky
		Title:	President and Chief Operating Officer

GAHC4 ROSEBURG OR MOB, LLC,
a Delaware limited liability company

By:	GAHC4 ROSEBURG OR MOB SOLE MEMBER, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

GAHC4 NORTHERN CA SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company

By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Danny Prosky
		Name:	Danny Prosky
		Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 BELMONT CA ALF, LLC,
a Delaware limited liability company

By:	GAHC4 NORTHERN CA SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

GAHC4 FAIRFIELD CA MC, LLC,
a Delaware limited liability company

By:	GAHC4 NORTHERN CA SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 MENLO PARK CA MC, LLC,
a Delaware limited liability company

By:	GAHC4 NORTHERN CA SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

GAHC4 SACRAMENTO CA ALF, LLC,
a Delaware limited liability company

By:	GAHC4 NORTHERN CA SENIOR HOUSING PORTFOLIO, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 LAFAYETTE LA ALF PORTFOLIO, LLC,
a Delaware limited liability company

By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Danny Prosky
		Name:	Danny Prosky
		Title:	President and Chief Operating Officer

GAHC4 LAFAYETTE LA ALF, LLC,
a Delaware limited liability company

By:	GAHC4 LAFAYETTE LA ALF PORTFOLIO, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 LAFAYETTE LA MC, LLC,
a Delaware limited liability company

By:	GAHC4 LAFAYETTE LA ALF PORTFOLIO, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

GAHC4 EVENDALE OH MOB, LLC,
a Delaware limited liability company

By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS, LP,
a Delaware limited partnership,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Danny Prosky
		Name:	Danny Prosky
Title: President and Chief Operating Officer

GAHC4 MINT HILL NC MOB, LLC,
a Delaware limited liability company

By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Danny Prosky
		Name:	Danny Prosky
		Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 IRON MOB PORTFOLIO, LLC,
a Delaware limited liability company

By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Danny Prosky
		Name:	Danny Prosky
		Title:	President and Chief Operating Officer

GAHC4 SYLACAUGA AL MOB, LLC,
a Delaware limited liability company

By:	GAHC4 IRON MOB PORTFOLIO, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

GAHC4 CULLMAN AL MOB I, LLC,
a Delaware limited liability company

By:	GAHC4 IRON MOB PORTFOLIO, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 CULLMAN AL MOB II, LLC,
a Delaware limited liability company

By:	GAHC4 IRON MOB PORTFOLIO, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

GAHC4 CHARLOTTESVILLE VA MOB, LLC,
a Delaware limited liability company

By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Danny Prosky
		Name:	Danny Prosky
		Title:	President and Chief Operating Officer

GAHC4 POTTSVILLE PA MOB, LLC,
a Delaware limited liability company

By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Danny Prosky
		Name:	Danny Prosky
		Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 CULLMAN AL MOB III, LLC,
a Delaware limited liability company

By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Danny Prosky
		Name:	Danny Prosky
		Title:	President and Chief Operating Officer

GAHC4 AUBURN CA MOB, LLC,
a Delaware limited liability company

By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Danny Prosky
		Name:	Danny Prosky
		Title:	President and Chief Operating Officer

GAHC4 RENO NV MOB, LLC,
a Delaware limited liability company

By:	GAHC4 RENO NV MOB SOLE MEMBER, LLC,
a Delaware limited liability company,
its Sole Member

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV
HOLDINGS, LP, a Delaware limited partnership,
its Sole Member,

		By:	GRIFFIN-AMERICAN HEALTHCARE REIT
IV, INC.,
a Maryland corporation,
its General Partner

			By:	/s/ Danny Prosky
			Name:	Danny Prosky
			Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

GAHC4 RENO NV MOB SOLE MEMBER, LLC,
a Delaware limited liability company

By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP, a Delaware limited partnership,
its Sole Member,

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Danny Prosky
		Name:	Danny Prosky
		Title:	President and Chief Operating Officer

GAHC4 BATTLE CREEK MI MOB, LLC,
a Delaware limited liability company

By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS,
LP,
a Delaware limited partnership,
its Sole Member,

	By:	GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.,
a Maryland corporation,
its General Partner

		By:	/s/ Danny Prosky
		Name:	Danny Prosky
		Title:	President and Chief Operating Officer

[First Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Keegan Koch
Name:	Keegan Koch
Title:	SVP

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Keegan Koch
Name:	Keegan Koch
Its:	SVP

[First Amendment to Credit Agreement]

KEYBANK, NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By:	/s/ Brian Heagler
Name:	Brian Heagler
Its:	Senior Vice President

[First Amendment to Credit Agreement]

EXHIBIT I TO FIRST AMENDMENT

Conformed Through First Amendment

CREDIT AGREEMENT
Dated as of August 25, 2016
among
GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS, LP,
as Borrower
GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC.
and
CERTAIN SUBSIDIARIES THEREOF
REFERRED TO HEREIN AS GUARANTORS,
THE LENDERS PARTY HERETO,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer,
KEYBANK, NATIONAL ASSOCIATION,
as Syndication Agent and L/C Issuer
and
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
and
KEYBANC CAPITAL MARKETS
as Joint Lead Arrangers and Joint Bookrunners

5.03	Corporate and Governmental Authorization; No Contravention	84
5.04	Binding Effect	84
5.05	Litigation	84
5.06	Compliance with ERISA	85
5.07	Environmental Matters	85
5.08	Margin Regulations; Investment Company Act	86
5.09	Compliance with Laws	87
5.10	Ownership of Property; Liens	87
5.11	Corporate Structure; Capital Stock, Etc	87
5.12	Labor Matters	87
5.13	No Default	87
5.14	Solvency	88
5.15	Taxes	88
5.16	REIT Status	88
5.17	Insurance	88
5.18	Intellectual Property; Licenses, Etc	88
5.19	Governmental Approvals; Other Consents	89
5.20	Disclosure	89
5.21	OFAC	89
5.22	Collateral Documents	89
5.23	Anti-Corruption Laws	89
5.24	EEA Financial Institution	90

Article VI AFFIRMATIVE COVENANTS		90
6.01	Financial Statements	90
6.02	Certificates; Other Information	90
6.03	Preservation of Existence and Franchises	93
6.04	Books and Records	93
6.05	Compliance with Law	93
6.06	Payment of Taxes and Other Indebtedness	93
6.07	Insurance	93
6.08	Maintenance of Property	94
6.09	Performance of Obligations	94
6.10	Visits and Inspections	94
6.11	Use of Proceeds/Purpose of Loans and Letters of Credit	94
6.12	Financial Covenants	95
6.13	Environmental Matters; Preparation of Environmental Reports	96
6.14	REIT Status	97
6.15	Additional Guarantors; Release of Guarantors	97
6.16	Addition or Withdrawal of Unencumbered Properties	98
6.17	Compliance With Material Contracts	99
6.18	[Reserved]	99
6.19	Further Assurances	99
6.20	Mortgage of Unencumbered Properties	99

Article VII NEGATIVE COVENANTS		100
7.01	Liens	100

7.02	Indebtedness	101
7.03	Investments	102
7.04	Fundamental Changes	103
7.05	Dispositions	104
7.06	Change in Nature of Business	104
7.07	Transactions with Affiliates and Insiders	105
7.08	Organization Documents; Fiscal Year; Legal Name, State of Formation and Form of Entity	105
7.09	Negative Pledges	105
7.10	Use of Proceeds	105
7.11	Prepayments of Indebtedness	106
7.12	Restricted Payments	106
7.13	Sanctions	106
7.14	Anti-Corruption Laws	106

Article VIII EVENTS OF DEFAULT AND REMEDIES		107
8.01	Events of Default	107
8.02	Remedies Upon Default	109
8.03	Application of Funds	110

Article IX ADMINISTRATIVE AGENT		111
9.01	Appointment and Authorization of Administrative Agent	111
9.02	Delegation of Duties	111
9.03	Liability of Administrative Agent	112
9.04	Reliance by Administrative Agent	112
9.05	Notice of Default	113
9.06	Credit Decision; Disclosure of Confidential Information by Administrative Agent	113
9.07	[Reserved]	114
9.08	Administrative Agent in its Individual Capacity	114
9.09	Successor Administrative Agent	114
9.10	Administrative Agent May File Proofs of Claim	116
9.11	Collateral and Guaranty Matters	117
9.12	Other Agents; Arrangers and Managers	117

Article X MISCELLANEOUS		117
10.01	Amendments, Etc	117
10.02	Notices and Other Communications; Facsimile Copies	120
10.03	No Waiver; Cumulative Remedies	122
10.04	Expenses; Indemnity; Damage Waiver	122
10.05	[Reserved]	124
10.06	Payments Set Aside	124
10.07	Successors and Assigns	125
10.08	Confidentiality	130
10.09	Set-off	131
10.10	Interest Rate Limitation	132
10.11	Counterparts	132

10.12	Integration	132
10.13	Survival of Representations and Warranties	132
10.14	Severability	133
10.15	[Reserved]	133
10.16	Replacement of Lenders	133
10.17	No Advisory or Fiduciary Responsibility	134
10.18	Source of Funds	134
10.19	GOVERNING LAW	135
10.20	WAIVER OF RIGHT TO TRIAL BY JURY	136
10.21	No Conflict	136
10.22	USA Patriot Act Notice	136
10.23	Entire Agreement	136
10.24	Electronic Execution of Assignments and Certain Other Documents	136
10.25	Acknowledgement and Consent to Bail-In of EEA Financial Institutions	137

Article XI GUARANTY		137
11.01	The Guaranty	138
11.02	Obligations Unconditional	138
11.03	Reinstatement	139
11.04	Certain Waivers	140
11.05	Rights of Contribution	140
11.06	Guaranty of Payment; Continuing Guaranty	140
11.07	Keepwell	140

SCHEDULES

2.01	Lenders and Commitments
5.10	Unencumbered Properties
5.11	Corporate Structure; Capital Stock
7.01	Liens
7.02	Indebtedness
7.03	Investments
7.09	Negative Pledges
10.02	Notice Addresses
EXHIBITS

A	Form of Loan Notice
B-1	Form of Revolving Note
B-2	Form of Term Note
C	Form of Unencumbered Property Certificate
D	Form of Compliance Certificate
E	Form of Assignment and Assumption
F	Form of Subsidiary Guarantor Joinder Agreement
G	Form of Lender Joinder Agreement
H	Forms of U.S. Tax Compliance Certificates

v

I	Form of Pledge Agreement

CREDIT AGREEMENT
This CREDIT AGREEMENT (as amended, modified, restated or supplemented from time to time, this “Credit Agreement” or this “Agreement”) is entered into as of August 25, 2016 by and among GRIFFIN-AMERICAN HEALTHCARE REIT IV HOLDINGS, LP, a Delaware limited partnership (the “Borrower”), GRIFFIN-AMERICAN HEALTHCARE REIT IV, INC., a Maryland corporation (the “Parent”) and certain subsidiaries of the Parent identified herein, as Guarantors, the Lenders (as defined herein), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (each, as defined herein) and KEYBANK, NATIONAL ASSOCIATION, as an L/C Issuer.
WHEREAS, the Borrower has requested that the Revolving Lenders hereunder provide a credit facility in an amount of One Hundred Fifty Million Dollars ($150,000,000) (the “Revolving Credit Facility”) and the Term Loan Lenders hereunder provide a credit facility in an amount of Fifty Million Dollars ($50,000,000) (the “Term Loan Credit Facility”), which Credit Facilities may be increased to an aggregate amount of Five Hundred Million Dollars ($500,000,000);
WHEREAS, to provide assurance for the repayment of the Loans hereunder and the other Obligations of the Credit Parties, the Borrower will, among other things, provide or cause to be provided to the Administrative Agent, for the benefit of the holders of the Obligations so guaranteed, a guaranty of the Obligations by each of the Guarantors pursuant to Article XI hereof;
WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent is willing to act as administrative agent for the Lenders, the L/C Issuer is willing to issue Letters of Credit as provided herein, the Swing Line Lender is willing to make Swing Line Loans as provided herein, each of the Revolving Lenders is willing to make Revolving Loans and to participate in Letters of Credit as provided herein in an aggregate amount at any one time outstanding not in excess of such Lender’s Revolving Commitment hereunder and each of the Term Loan Lenders is willing to make Term Loans as provided herein in an aggregate amount at any one time outstanding not in excess of such Term Loan Lender’s Term Loan Commitment hereunder.
NOW, THEREFORE, in consideration of these premises and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:
ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS

1.01	Defined Terms.
As used in this Credit Agreement, the following terms have the meanings set forth below (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Acquisition” with respect to any Person, means the purchase or acquisition by such Person of any Capital Stock in or any asset of another Person, whether or not involving a merger or consolidation with such other Person.
“Administrative Agent” means Bank of America in its capacity as administrative agent for the Lenders under any of the Credit Documents, or any successor administrative agent.
“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Agent‑Related Persons” means the Administrative Agent, together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent, MLPFS), and the officers, directors, employees, agents and attorneys‑in‑fact of such Persons and Affiliates.
“Aggregate Occupancy” means, with respect to any reporting period, an amount equal to (a) the total number of rented and occupied square footage with respect to each Unencumbered Property that is a medical office building or other office space for such reporting period plus (b) with respect to each other Unencumbered Property (other than with respect to an Unencumbered Property that is a hospital or a skilled nursing facility), an amount equal to (x) the total rentable square footage relating to such Unencumbered Property for such reporting period multiplied by (y) by the applicable Occupancy Rate for such Unencumbered Property for such reporting period (determined in accordance with clause (a) of the definition of “Occupancy Rate” in this Section 1.01). For the purposes of the definition of “Aggregate Occupancy”, “Aggregate Occupancy Rate” and “Occupancy Rate”, a Tenant shall be deemed to occupy a Property notwithstanding a temporary cessation (not to exceed three months in any single instance) of operations for renovation, repairs or other similar temporary reason (not to exceed three months in any single instance) or for the purpose of completing tenant build-out, provided that the tenant pays rent during such cessation.
“Aggregate Occupancy Rate” means, with respect to any reporting period, a percentage equaling (x) Aggregate Occupancy for the such reporting period divided by (y) the aggregate total rentable square footage relating to Unencumbered Property Pool for such reporting period.
“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders.
“Aggregate Revolving Committed Amount” has the meaning provided in Section 2.01(a), as increased from time to time pursuant to Section 2.01(d).

“Agreement” has the meaning provided in the introductory paragraph hereof.
“Annual Capital Expenditure Adjustment” means an amount equal to (a) the aggregate square footage of all Real Property Assets multiplied by (b) $0.50.
“Applicable Rate” means, for any applicable period, a per annum rate based on the Consolidated Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a) as follows:

Applicable Rate
Pricing Level	Consolidated Leverage Ratio	Eurodollar Loans and Swing Line Loans	Base Rate Loans	Letter of Credit Fees
1	< 40%	1.75%	0.55%	1.75%
2	> 40% but < 45%	1.90%	0.70%	1.90%
3	> 45% but < 50%	2.00%	0.80%	2.00%
4	> 50%	2.25%	1.05%	2.25%

Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall become effective as of the fifth Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered within five (5) Business Days following the date when due in accordance with such Section, then Pricing Level 4 shall apply from the first Business Day following the date such Compliance Certificate was due until the date on which such Compliance Certificate is delivered. The Applicable Rate in effect from the Closing Date through the date that the Borrower delivers the Compliance Certificate for the fiscal quarter ending September 30, 2016 shall be based on Pricing Level 1. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).
“Applicable Termination Date” means the Revolver Termination Date or the Term Loan Termination Date, as the context requires.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Arranger” means each of (i) MLPFS (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement) and (ii) KeyBanc Capital Markets, each in its capacity as joint lead arranger and joint bookrunner.
“Asset Value” means for any Real Property Asset, an amount equal to (a) the Net Operating Income for such Real Property Asset for the most recently completed fiscal quarter multiplied by four and divided by (b) the applicable Capitalization Rate for such Real Property Asset.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 10.07(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit E or any other form approved by the Administrative Agent and, if such assignment and assumption requires its consent, the Borrower.
“Attorney Costs” means and includes all reasonable and documented fees, expenses and disbursements of any law firm or other external counsel.
“Attributable Principal Amount” means (a) in the case of Capital Leases, the amount of Capital Lease obligations determined in accordance with GAAP, (b) in the case of Synthetic Leases, an amount determined by capitalization of the remaining lease payments thereunder as if it were a Capital Lease determined in accordance with GAAP, (c) in the case of Securitization Transactions, the outstanding principal amount of such financing, after taking into account reserve amounts and making appropriate adjustments, determined by the Administrative Agent in its reasonable judgment and (d) in the case of sale and leaseback transactions, the present value (discounted in accordance with GAAP at the debt rate implied in the applicable lease) of the obligations of the lessee for rental payments during the term of such lease).
“Audited Financial Statements” means the audited consolidated balance sheet of the Consolidated Parties for the fiscal year ended December 31, 2015, and the related consolidated statements of earnings, stockholders’ equity and cash flows for such fiscal year of the Consolidated Parties, including the notes thereto.
“Available Commitments” means, at any time, an amount equal to the excess, if any, of (a) the Aggregate Revolving Commitments, then in effect minus (b) the Outstanding Amount of Revolving Obligations (excluding the amount of any then-outstanding Swing Line Loans).
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Bank of America” means Bank of America, N.A., together with its successors.
“Bankruptcy Code” means Title 11 of the United States Code, as the same may be amended from time to time.
“Bankruptcy Event” means, with respect to any Person, the occurrence of any of the following: (a) the entry of a decree or order for relief by a court or governmental agency in an involuntary case under any applicable Debtor Relief Law or any other bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointment by a court or governmental agency of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or the ordering of the winding up or liquidation of its affairs by a court or governmental agency and such decree, order or appointment is not vacated or discharged within ninety (90) days of its filing; or (b) the commencement against such Person of an involuntary case under any applicable Debtor Relief Law or any other bankruptcy, insolvency or other similar law now or hereafter in effect, or of any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed for a period of ninety (90) consecutive days, or the repossession or seizure by a creditor of such Person of a substantial part of its Property; or (c) such Person shall commence a voluntary case under any applicable Debtor Relief Law or any other bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment of or the taking possession by a receiver, liquidator, assignee, creditor in possession, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors; or (d) the filing of a petition by such Person seeking to take advantage of any Debtor Relief Law or any other applicable Law, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding‑up, or composition or adjustment of debts, or (e) such Person shall fail to contest in a timely and appropriate manner (and if not dismissed within ninety (90) days or shall consent to any petition filed against it in an involuntary case under such bankruptcy laws or other applicable Law or consent to any proceeding or action relating to any bankruptcy, insolvency, reorganization, winding‑up, or composition or adjustment of debts with respect to its assets or existence, or (f) such Person shall admit in writing, or such Person’s financial statements shall reflect, an inability to pay its debts generally as they become due.
“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” (c) the one-month Eurodollar Rate plus 1.00% and (d) 0%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.
“Base Rate Loan” means a Loan that bears interest based on the Base Rate.
“Borrower” has the meaning given to such term in the introductory paragraph hereof.
“Borrower Materials” has the meaning provided in Section 6.02.
“Borrowing” means (a) a borrowing consisting of simultaneous Loans of the same Type and, in the case of Eurodollar Loans, having the same Interest Period, or (b) a borrowing of Swing Line Loans, as appropriate.
“Businesses” has the meaning provided in Section 5.07(a).

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in New York, New York, Charlotte, North Carolina, Los Angeles, California or the state where the Administrative Agent’s Office is located and, if such day relates to any Eurodollar Loan, means any such day that is also a London Banking Day.
“Capital Lease” means a lease that would be capitalized on a balance sheet of the lessee prepared in accordance with GAAP.
“Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.
“Capitalization Rate” means for (i) medical office buildings and life science buildings, 7.25%; (ii) assisted living and independent living properties, 7.50%; and (iii) skilled nursing facilities and hospitals, 10.00%.
“Cash Collateral” means cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer pledged and deposited with or delivered to the Administrative Agent, for the benefit of the L/C Issuer and the Revolving Lenders, as collateral for the L/C Obligations. “Cash Collateralization” and “Cash Collateralize” have meanings correlative thereto.
“Cash Equivalents” means (a) securities issued or directly and fully guaranteed or insured by (i) the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of Five Hundred Million Dollars ($500,000,000) or (iii) any bank whose short‑term commercial paper rating from S&P is at least A‑1 or the equivalent thereof or from Moody’s is at least P‑1 or the equivalent thereof (each an “Approved Bank”), in each case with maturities of not more than two hundred seventy (270) days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A‑1 (or the equivalent thereof) or better by S&P or P‑1 (or the equivalent thereof) or better by Moody’s and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of Five Hundred Million Dollars ($500,000,000) for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least one hundred percent (100%) of the amount of the repurchase obligations and (e) Investments (classified in accordance with GAAP as current assets) in money market investment programs registered under the Investment Company Act of 1940, as amended, that are administered by reputable financial institutions having capital of at least Five Hundred Million Dollars ($500,000,000) and the portfolios of which are limited to Investments of the character described in the foregoing subclauses hereof.
“Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.
“Change of Control” means the occurrence of any of the following events: (a) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of or control over, voting stock of the Parent (or other securities convertible into such voting stock) representing thirty-five percent (35%) or more of the combined voting power of all voting stock of the Parent, (b) during any period of up to twenty-four (24) consecutive months, commencing after the Closing Date, individuals who at the beginning of such twenty-four (24) month period were directors of the Parent (together with any new director whose election by the Parent’s Board of Directors or whose nomination for election by the Parent’s stockholders was approved by a vote of at least two‑thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Parent then in office, or (c) the Parent shall cease to be the general partner of the Borrower. As used herein, “beneficial ownership” shall have the meaning provided in Rule 13d‑3 of the SEC under the Securities Exchange Act of 1934.
“Closing Date” means the date hereof.
“Collateral” means a collective reference to all real and personal property with respect to which Liens in favor of the Administrative Agent are either executed, identified or purported to be granted pursuant to and in accordance with the terms of the Collateral Documents.
“Collateral Documents” means a collective reference to the Pledge Agreement, any mortgages or deeds of trust and any other documents securing the Obligations under this Credit Agreement or any other Credit Document.
“Commitment” means Revolving Commitment and/or Term Loan Commitment, as the context requires.

“Commitment Period” means the period from and including the Closing Date to the earlier of (a) in the case of Revolving Loans and Swing Line Loans, the Revolver Termination Date, and, in the case of the Letters of Credit, the Letter of Credit Expiration Date, or (b) the date on which the Revolving Commitments shall have been terminated as provided herein.
“Commitment Utilization Percentage” means, on any date, the percentage equal to a fraction, the numerator of which is the Outstanding Amount of Revolving Obligations (excluding the amount of any then-outstanding Swing Line Loans) and the denominator of which is the Aggregate Revolving Commitments.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).
“Compliance Certificate” means a certificate substantially in the form of Exhibit D.
“Confidential Information” has the meaning provided in Section 10.08.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.
“Consolidated Adjusted EBITDA” means, for the most recently completed fiscal quarter, for the Consolidated Parties on a consolidated basis, an amount equal to (a) Consolidated EBITDA for such quarter multiplied by (b) four (4), minus (c) an amount equal to the Annual Capital Expenditure Adjustment.
“Consolidated EBITDA” means, for any period, for the Consolidated Parties on a consolidated basis, the sum of (a) Consolidated Net Income, in each case, excluding (i) any non‑recurring or extraordinary gains and losses for such period, (ii) any income or gain and any loss in each case resulting from the early extinguishment of indebtedness and (iii) any net income or gain or any loss resulting from a Swap Contract or other derivative contact (including by virtue of a termination thereof), plus (b) an amount which, in the determination of net income for such period pursuant to clause (a) above, has been deducted for or in connection with (i) Consolidated Interest Expense (plus, amortization of deferred financing costs, deferred discounts and deferred premiums to the extent included in the determination of Consolidated Interest Expense per GAAP), (ii) income taxes, (iii) depreciation and amortization, (iv) non-cash losses (or minus non-cash gains) relating to foreign currency translations, all determined in accordance with GAAP and (v) acquisition costs as a result of the application of Accounting Standards Codification 805, Business Combinations, plus (c) the Consolidated Parties’ pro rata share of the above attributable to interests in the Unconsolidated Affiliates.
“Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Adjusted EBITDA as of such date to (b) Consolidated Fixed Charges as of such date.
“Consolidated Fixed Charges” means, for the most recently completed fiscal quarter, for the Consolidated Parties on a consolidated basis, the product of (i) the sum of (a) Consolidated Interest Expense for such period, plus (b) current scheduled principal payments of Indebtedness for such period (excluding any “balloon” payment or final payment at maturity that is significantly larger than the scheduled payments that preceded it), plus (c) dividends and distributions on preferred stock, if any, for such period, plus (d) the Consolidated Parties’ pro rata share of any such amounts attributable to their interest in the Unconsolidated Affiliates, in each case, as determined in accordance with GAAP, multiplied by (ii) four (4).
“Consolidated Interest Expense” means, for any period, for the Consolidated Parties on a consolidated basis, without duplication, an amount equal to all interest expense and letter of credit fee expense, as determined in accordance with GAAP during such period (including for the avoidance of doubt capitalized interest and interest expense attributable to the Consolidated Parties’ ownership interests in the Unconsolidated Affiliates and excluding amortization of loan fees, debt discount, debt premium and amortization of like items included in interest expense under GAAP).
“Consolidated Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness as of such date to (b) Consolidated Total Asset Value as of such date.
“Consolidated Net Income” means, as of any date of determination, for the Consolidated Parties on a consolidated basis, the net income (or loss) of the Consolidated Parties for the subject period; provided, that Consolidated Net Income shall exclude (a) extraordinary gains and extraordinary losses for such period, (b) the net income of any Subsidiary during such period to the extent that the declaration or payment of dividends or similar distributions by such subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Subsidiary during such period, except that the Parent’s equity in any net loss of any such Subsidiary for such period shall be included in determining Consolidated Net Income, and (c) any income (or loss) for such period of any Person if such Person is not a Subsidiary of the Parent, except that the Parent’s equity in the net income of any such Person for such period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such period to the Parent or a Subsidiary thereof as a dividend or other distribution (and in the case of a dividend or other distribution to a subsidiary of the Parent, such Subsidiary is not precluded from further distributing such amount to the Parent as described in clause (b) of this proviso).
“Consolidated Parties” means the Parent and its Consolidated Subsidiaries, as determined in accordance with GAAP.
“Consolidated Secured Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Secured Indebtedness as of such date to (b) Consolidated Total Asset Value as of such date.
“Consolidated Subsidiary” means at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Parent in its consolidated financial statements if such statements were prepared as of such date.
“Consolidated Tangible Net Worth” means, for the Consolidated Parties as of any date of determination, (a) total equity on a consolidated basis determined in accordance with GAAP,

minus (b) all non-real estate related Intangible Assets on a consolidated basis, plus (c) all depreciation and amortization, all determined in accordance with GAAP.
“Consolidated Total Asset Value” means the sum of all the following of the Consolidated Parties, without duplication, an amount equal to: (a) the Asset Value of all Real Property Assets owned by the Consolidated Parties on the last day of the then most recently ended fiscal quarter (other than Real Property Assets acquired during the then most recently ended four fiscal quarters), plus (b) the aggregate acquisition cost of all Real Property Assets acquired by the Consolidated Parties during the then most recently ended four fiscal quarters, plus (c) the aggregate book value of all unimproved land holdings, direct or indirect interests in mortgage loans and mezzanine loans, notes receivable (as the book value of such notes receivable is determined in accordance with GAAP) and/or construction in progress owned by the Consolidated Parties, plus (d) the Consolidated Parties’ pro rata share of the foregoing items and components attributable to interest in Unconsolidated Affiliates, plus (e) all unrestricted cash.
“Consolidated Total Indebtedness” means, as of any date of determination, all Indebtedness of the Consolidated Parties determined on a consolidated basis.
“Consolidated Total Secured Indebtedness” means, as of any date of determination, the aggregate principal amount of Indebtedness of the Consolidated Parties, on a consolidated basis, that is secured by a Lien.
“Consolidated Unencumbered Interest Coverage Ratio” means, as of any date of determination, the ratio of (a) Unencumbered Net Operating Income for the fiscal quarter ended as of such date, multiplied by four (4) to (b) the Consolidated Unsecured Debt Service as of such date.
“Consolidated Unencumbered Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Unsecured Indebtedness as of such date to (b) Consolidated Unencumbered Total Asset Value as of such date.
“Consolidated Unencumbered NOI” means, for the Consolidated Parties as of any date of determination, the sum of the Net Operating Income of all Consolidated Unencumbered Properties calculated as follows: (a) in the case of Consolidated Unencumbered Properties that are owned for at least one fiscal quarter, the Net Operating Income from such Consolidated Unencumbered Properties for the then most recently ended fiscal quarter minus (b) Net Operating Income attributable to Consolidated Unencumbered Properties that were sold or otherwise disposed of during the then most recently ended fiscal quarter (c) multiplied by four. For the avoidance of doubt, the Net Operating Income of Consolidated Unencumbered Properties that are owned by the Consolidated Parties for less than one fiscal quarter will be included in calculating Consolidated Unencumbered NOI as if such properties were owned by the Consolidated Parties as of the beginning of the then most recently fiscal quarter.
“Consolidated Unencumbered Properties” shall mean, for the Consolidated Parties, all Real Property Assets that are included in the Unencumbered Property Pool.
“Consolidated Unencumbered Total Asset Value” means an amount equal to the aggregate Unencumbered Asset Value for all Consolidated Unencumbered Properties.

“Consolidated Unsecured Debt Service” means, for any period, for the Consolidated Parties on a consolidated basis, the (a) sum of (i) Consolidated Interest Expense from all Consolidated Unsecured Indebtedness, plus (ii) scheduled principal payments from all Consolidated Unsecured Indebtedness (excluding any “balloon” payment or final payment at maturity that is significantly larger than the scheduled payments that preceded it), plus (iii) the Consolidated Parties’ pro rata share of the above attributable to interests in Unconsolidated Affiliates, all for the then most recently ended fiscal quarter, multiplied by (b) four (4).
“Consolidated Unsecured Indebtedness” means the aggregate principal amount of Indebtedness of the Consolidated Parties, on a consolidated basis, that is not Indebtedness that would constitute Consolidated Total Secured Indebtedness.
“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. Without limiting the generality of the foregoing, a Person shall be deemed to be Controlled by another Person if such other Person possesses, directly or indirectly, power to vote twenty-five percent (25%) or more of the securities having ordinary voting power for the election of directors, managing general partners or the equivalent.
“Credit Agreement” has the meaning given to such term in the introductory paragraph hereof.
“Credit Documents” means this Credit Agreement, the Notes, the Fee Letter, each Collateral Document, each Issuer Document, the Subsidiary Guarantor Joinder Agreements, the Unencumbered Property Certificates, the Compliance Certificates and any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.14.
“Credit Party” means, as of any date, the Borrower, the Parent or any other Guarantor which is a party to the Credit Agreement as of such date; and “Credit Parties” means a collective reference to each of them.
“Daily Floating Eurodollar Rate Loan” means a Loan that bears interest at a rate based on the Daily Floating Eurodollar Rate.
“Daily Floating Eurodollar Rate” means, for each day, a fluctuating rate of interest equal to Eurodollar Rate applicable on such day for an Interest Period of one month beginning two (2) Business Days thereafter. The Daily Floating Eurodollar Rate shall be determined and adjusted on each Business Day and shall remain in effect until the next Business Day. If the Daily Floating Eurodollar Rate is not available at such time for any reason, or if the Administrative Agent determines that no adequate basis exists for determining the Daily Floating Eurodollar Rate, or that the Daily Floating Eurodollar Rate will not adequately and fairly reflect the cost to Swing Line Lender of funding the Swing Line Loan, or that any applicable Law or regulation or compliance therewith by Swing Line Lender prohibits or restricts or makes impossible the charging of interest based on the Daily Floating Eurodollar Rate, then “Daily Floating Eurodollar Rate” shall be an interest rate equal to the Base Rate then in effect.
“Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Default” means any event, act or condition that, with notice, the passage of time, or both, would constitute an Event of Default.
“Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate for Base Rate Loans as set forth in Pricing Level 4 of the definition of “Applicable Rate” plus (c) two percent (2%) per annum; provided, however, that with respect to a Eurodollar Loan, the Default Rate shall be an interest rate equal to (x) the interest rate (assuming Pricing Level 4 of the definition Applicable Rate) otherwise applicable to such Loan plus (y) two percent (2%) per annum, in each case to the fullest extent permitted by applicable Law.
“Defaulting Lender” means, subject to Section 2.15(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swing Line Loans) within two Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the L/C Issuer or the Swing Line Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and of the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the L/C Issuer, the Swing Line Lender and each other Lender promptly following such determination.
“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.
“Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.
“Dollar” or “$” means the lawful currency of the United States.
“Domestic Subsidiary” means any Subsidiary of the Parent that is organized under the laws of the United States or any state thereof or the District of Columbia.
“EBITDAR” means, with respect to any Real Property Asset, for the most recently completed four fiscal quarter period, the combined unaudited financial results as reported periodically by any Person’s (or consolidated group of Persons’) tenants calculated as net income for such period plus, (a) to the extent deducted in determining such net income, interest expense, rent expense paid to any such Person (or consolidated group of Persons), income tax expense, management fees and/or corporate overhead, depreciation and amortization for such period, excluding any other non-recurring or extraordinary gains or losses as reported by such Person’s (or consolidated group of Persons’) tenants, minus (b) management fees in an amount equal to two percent (2%) of total revenues for hospitals for such period and five percent (5%) of total revenues for skilled nursing facilities for such period, provided that with respect to any Real Property Asset acquired during such four fiscal quarter period, EBITDAR shall be determined on a pro forma basis as if such acquisition occurred on the first day of such period.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Sections 10.07(b)(iii) and (v) (subject to such consents, if any, as may be required under Section 10.07(b)(iii)).
“Eligible Ground Lease” means, at any time, either (a) a ground lease reviewed deemed by the Administrative Agent, in its sole discretion, to be an “Eligible Ground Lease” or (b) a ground lease (i) under which a Credit Party is the lessee or holds equivalent rights and is the fee owner of the improvements located thereon, (ii) that has a remaining term (including renewal options exercisable at lessee’s sole option) of not less than thirty (30) years, (iii) under which any required rental payment, principal or interest payment or other payment due under such lease from the applicable Credit Party to the ground lessor is not more than sixty (60) days past due and any required rental payment, principal or interest payment or other payment due to such Credit Party under any sublease of the applicable real property lessor is not more than sixty (60) days past due, (iv) where no party to such lease is subject to a then‑continuing Bankruptcy Event, (v) such ground lease (or a related document executed by the applicable ground lessor) contains customary provisions protective of any lender to the lessee and (vi) where the applicable Credit Party’s interest in the underlying Real Property Asset or the lease is not subject to (A) any Lien other than Permitted Liens and other encumbrances acceptable to the Administrative Agent and the Required Lenders, in their reasonable discretion, or (B) any Negative Pledge.
“Eligible Unencumbered Property” means any Real Property Asset that:
(a)    is a Healthcare Facility;
(b)    is one hundred percent (100%) owned in fee simple absolute by a Credit Party or that a Credit Party holds a leasehold interest or similar arrangement providing the right to occupy the Real Property Asset pursuant to an Eligible Ground Lease; provided:
(i)    such Credit Party is controlled exclusively by the Borrower or one or more Wholly Owned Subsidiaries of the Borrower (including the ability to control operating activities of such Credit Party and the ability of such Credit Party to dispose of, pledge or otherwise encumber assets, incur, repay and prepay debt, provide guarantees and pay dividends and distributions, in each case, without any requirement for the consent of any other party or entity);
(ii)    that the Borrower owns, directly or indirectly, at least eighty percent (80%) of the Capital Stock with ordinary voting rights issued by such Credit Party (each such Credit Party, referred to as a “Controlled Party”);
(iii)    such Credit Party is domiciled and incorporated in the United States; and

(iv)    such Credit Party is not liable for any Indebtedness (other than Indebtedness permitted under Sections 7.02(a) and 7.02(b));
(c)    does not have any title, survey, environmental, condemnation, or other defects that would give rise to a materially adverse effect as to the value, use (other than as a Healthcare Facility) of or ability to sell or finance such property;
(d)    is not subject to a Lien (other than Permitted Liens), a Negative Pledge or any other encumbrance or any restriction on the ability of the relevant Credit Party to transfer or encumber such Real Property Asset or income therefrom or proceeds thereof (other than the reasonable restrictions on transfers to competitors of a ground lessor of the property or affiliates of such ground lessor or of an owner of a hospital campus on or about which the property is located or affiliates of such owner);
(e)    is located in the United States; provided, however, that so long as the Borrower maintains at least $150,000,000 of Consolidated Unencumbered Total Asset Value from Real Property Assets located in the United States, the Borrower may include properties located in Canada and/or the United Kingdom in the Unencumbered Property Pool so long as the aggregate value of such properties does not exceed ten percent (10%) of the Consolidated Unencumbered Total Asset Value.
(f)    if such Real Property Asset is a hospital, as of the end of the most recently completed four fiscal quarters, has a ratio of EBITDAR to the sum of annual rent of such hospital (measured on a consolidated basis including all buildings on such Real Property Assets’ campus and/or master lease) not less than 2.0 to 1.0;
(g)    unless such Real Property Asset is a hospital or skilled nursing facility, the Aggregate Occupancy Rate of that portion of the Unencumbered Property Pool that is other than a hospital or skilled nursing facility shall, as of any date of determination, be equal to or greater than eighty percent (80%);
(h)    (i) if such Real Property Asset is occupied by a single Tenant, the Tenant at such facility is not delinquent sixty (60) days or more in rent payments and is not subject to a Bankruptcy Event or (ii) if such Real Property Asset is occupied by more than one Tenant, a Tenant or Tenants at such facility with an aggregate amount of 75% of the total sum of annual rent of such Real Property Asset neither is/are delinquent sixty (60) days or more in rent payments nor is/are subject to a Bankruptcy Event.
“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.
“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Credit Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.
“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.
“Equity Transaction” means, with respect to any member of the Consolidated Parties, any issuance or sale of shares of its Capital Stock, other than an issuance (a) to a Consolidated Party, (b) in connection with a conversion of debt securities to equity, (c) in connection with the exercise by a present or former employee, officer or director under a stock incentive plan, stock option plan or other equity‑based compensation plan or arrangement, or (d) in connection with any acquisition permitted hereunder.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with any Consolidated Party within the meaning of Section 414(b) or (c) of the Internal Revenue Code (and Sections 414(m) and (o) of the Internal Revenue Code for purposes of provisions relating to Section 412 of the Internal Revenue Code).
“ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Consolidated Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Consolidated Party or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition that could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Consolidated Party or any ERISA Affiliate.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“Eurodollar Loan” means a Loan that bears interest at a rate based on the Eurodollar Rate.
“Eurodollar Rate” means:
(a)    for any Interest Period with respect to a Eurodollar Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and
(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate, at approximately 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits with a term of one month commencing that day;
provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied as otherwise reasonably determined by the Administrative Agent; and if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Credit Agreement.
“Event of Default” has the meaning provided in Section 8.01.
“Excluded Subsidiary” means any Subsidiary that (i) has Secured Indebtedness that (x) is owed to a Person other than an Affiliate of such Subsidiary and (y) by its terms does not permit such Subsidiary to become a Guarantor, (ii) is not at least eighty percent (80%), directly or indirectly, owned by the Parent or the Borrower and controlled exclusively by the Parent or the Borrower and/or one or more wholly-owned subsidiaries of the Parent or the Borrower, including control over operating activities of such Subsidiary and the ability of such Subsidiary to dispose of, pledge or otherwise encumber assets, incur, repay and prepay debt, provide guarantees and pay dividends and distributions in each case without any requirement for the consent of any other party or entity and is restricted from being a Guarantor under its Organization Documents or (iii) is a Foreign Subsidiary. For the avoidance of doubt, an Excluded Subsidiary shall not own, directly or indirectly, all or any portion of an Eligible Unencumbered Property.
“Excluded Swap Obligation” means, with respect to any Guarantor, any Obligation under any Swap Contract if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant under a Credit Document by such Guarantor of a security interest to secure, such Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act (or the application or official interpretation thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act

(determined after giving effect to Section 11.07 and any and all guarantees of such Guarantor’s Obligations under any Swap Contract by other Credit Parties) at the time the Guaranty of such Guarantor, or grant by such Guarantor of a security interest, becomes effective with respect to such Obligation. If an Obligation under any Swap Contract arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply to only the portion of such Obligations that is attributable to Swap Contracts for which such Guaranty or security interest becomes illegal.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Revolving Commitment pursuant to a Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Revolving Commitment (other than pursuant to an assignment request by the Borrower under Section 10.16) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 3.01(a)(ii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.
“Extension of Credit” means (a) any Borrowing and (b) any L/C Credit Extension.
“Facilities” has the meaning provided in Section 5.07(a).
“FASB” means the Accounting Standards Codification of the Financial Accounting Standards Board.
“FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code.
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Fee Letter” means that certain letter agreement dated as of August 23, 2016, among the Administrative Agent, MLPFS and the Borrower, as amended and/or supplemented by that certain Amendment to Fee Letter, dated as of October 18, 2017 (and as may be further amended, restated, supplemented or otherwise modified from time to time).
“First Amendment” means that certain First Amendment to Credit Agreement, dated as of October 31, 2017, by and among the Borrowers, the Guarantors, the Lenders and the Administrative Agent.
“First Amendment Effective Date” means the “Effective Date” as defined in the First Amendment.
“Foreign Lender” means a Lender that is not a U.S. Person. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.
“FRB” means the Board of Governors of the Federal Reserve System of the United States.
“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Revolving Commitment Percentage of the Outstanding Amount of all outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swing Line Lender, such Defaulting Lender’s Revolving Commitment Percentage of Swing Line Loans other than Swing Line Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders in accordance with the terms hereof.
“Fund” means any Person (other than a natural person) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.
“GAAP” means accounting principles generally accepted in the United States as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board from time to time applied on a consistent basis, subject to the provisions of Section 1.03.
“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Guaranteed Obligations” has the meaning given to such term in Section 11.01.
“Guarantors” means the Parent and any Subsidiary of the Parent that guarantees the loans and obligations hereunder pursuant to the Guaranty, in each case with their successors and permitted assigns.

“Guaranty” means the guaranty of the Obligations by each of the Guarantors pursuant to Article XI hereof.
“Hazardous Material” means any toxic or hazardous substance, including petroleum and its derivatives regulated under the Environmental Laws.
“Healthcare Facilities” means any medical office buildings, general office buildings, skilled nursing facilities, assisted living facilities, independent living facilities, rehabilitation facilities, continuing care retirement communities, mental health facilities, life science facilities or hospitals.
“Incremental Facilies” has the meaning provided in Section 2.01(e).
“Incremental Facility Commitment” has the meaning provided in Section 2.01(e)(iii).
“Incremental Revolving Increase” has the meaning provided in Section 2.01(e).
“Incremental Term Loan Facility” has the meaning provided in Section 2.01(e).
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(a)    all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments;
(b)    all direct or contingent obligations under letters of credit (including standby and commercial), bankers’ acceptances and similar instruments (including bank guaranties, surety bonds, comfort letters, keep well agreements and capital maintenance agreements) to the extent such instruments or agreements support financial, rather than performance, obligations;
(c)    net obligations of such Person under any Swap Contract;
(d)    all obligations of such Person to pay the deferred purchase price of property or services (other than a contingent earn-out obligation until such amount is actually due);
(e)    the Attributable Principal Amount of Capital Leases, Synthetic Leases and Securitization Transactions;
(f)    all obligations to purchase, redeem, retire, defease or otherwise make any payment in respect of any equity interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference, plus accrued and unpaid dividends;
(g)    indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and
(h)    all guarantees in respect of any of the foregoing (except for guarantees of customary exceptions for fraud, misapplication of funds, environmental indemnities, violation of “special purpose entity” covenants, and other similar exceptions to recourse liability until a claim is made with respect thereto, and then shall be included only to the extent of the amount of such claim).
For all purposes hereof, (i) Indebtedness shall include the Consolidated Parties’ pro rata share of the foregoing items and components attributable to Indebtedness of Unconsolidated Affiliates. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The Attributable Principal Amount of any Capital Lease, Synthetic Lease or Securitization Transaction as of any date shall be deemed to be the Attributable Principal Amount in respect thereof as of such date.
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Credit Party under any Credit Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Indemnitees” has the meaning provided in Section 10.04.
“Intangible Assets” means all assets consisting of goodwill, patents, trade names, trademarks, copyrights, franchises, experimental expense, organization expense, unamortized investment debt discount and premium, deferred assets (other than prepaid insurance and prepaid taxes), the excess of cost of shares acquired over book value of related assets and such other assets as are properly classified as “intangible assets” in accordance with GAAP. For the avoidance of doubt, direct and indirect interests in mortgage loans and mezzanine loans are not “Intangible Assets”.
“Interest Period” means, as to each Eurodollar Loan, the period commencing on the date such Eurodollar Loan is disbursed or converted to or continued as a Eurodollar Loan and ending on the date one, two, three or six months thereafter, as selected by the Borrower in its Loan Notice; provided, that:
(a)    any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the immediately succeeding Business Day unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;
(b)    any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and
(c)    no Interest Period shall extend beyond the Termination Date.
“Internal Revenue Code” means the Internal Revenue Code of 1986.

“Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Capital Stock of another Person, (b) a loan, advance or capital contribution to, guaranty or assumption of debt of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute a business unit. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment.
“IRS” means the United States Internal Revenue Service.
“ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the Institute of International Banking Law & Practice, Inc. (or such later version thereof as may be in effect at the time of issuance).
“Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or the Parent or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit.
“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“L/C Advance” means, with respect to each Lender, such Lender’s funding of its participation in any L/C Borrowing.
“L/C Borrowing” means any extension of credit resulting from a drawing under any Letter of Credit that has not been reimbursed or refinanced as a Borrowing of Revolving Loans.
“L/C Cash Collateralization Date” means the day that is 30 days prior to the Revolver Termination Date then in effect.
“L/C Commitment” means, with respect to the L/C Issuer, the commitment of the L/C Issuer to issue and to honor payment obligations under Letters of Credit, and, with respect to each Lender, the commitment of such Lender to purchase participation interests in L/C Obligations up to such Lender’s Revolving Commitment Percentage thereof.
“L/C Committed Amount” means Twenty Million Dollars ($20,000,000). The L/C Committed Amount is part of, and not in addition to, the Revolving Commitments. For purposes of this Credit Agreement, (a) the L/C Committed Amount for Bank of America, in its capacity as an L/C Issuer, shall be $10,000,000, unless otherwise agreed in writing among Bank of America and the Borrower, (b) the L/C Committed Amount for KeyBank, National Association, in its

capacity as an L/C Issuer, shall be $10,000,000, unless otherwise agreed in writing among Bank of America KeyBank, National Association and the Borrower and (c) the L/C Committed Amount for any other Lender that becomes an L/C Issuer shall be as agreed in writing among such L/C Issuer and the Borrower.
“L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the renewal or increase of the amount thereof.
“L/C Issuer” means each of Bank of America and KeyBank, National Association in its capacity as issuer of Letters of Credit hereunder, in each case together with its successors in such capacity. In the event that there is more than one L/C Issuer at any time, references herein and in the other Credit Documents to the L/C Issuer shall be deemed to refer to the L/C Issuer in respect of the applicable Letter of Credit or to all L/C Issuers, as the context requires.
“L/C Issuer Fees” has the meaning given such term in Section 2.09(c)(ii).
“L/C Obligations” means, at any time, the sum of (a) the maximum amount available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referenced therein, plus (b) the aggregate amount of all Unreimbursed Amounts, including L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.07. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn.
“Lender” means each of the Persons identified as a “Lender” on the signature pages hereto (and, as appropriate, includes the L/C Issuer and the Swing Line Lender) and each Person who joins as a Lender pursuant to the terms hereof, together with their respective successors and assigns.
“Lender Joinder Agreement” means a joinder agreement in the form of Exhibit G, executed and delivered in accordance with the provisions of Section 2.01(d).
“Lending Office” means, as to any Lender, the office or offices of such Lender set forth in such Lender’s Administrative Questionnaire or such other office or offices as a Lender may from time to time notify the Borrower and the Administrative Agent.
“Letter of Credit” means each standby (non-commercial) letter of credit issued hereunder.
“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.
“Letter of Credit Expiration Date” means the day that is the first anniversary of the Termination Date then in effect (or, if such day is not a Business Day, the immediately preceding Business Day).
“Letter of Credit Fee” has the meaning given such term in Section 2.09(c)(i).

“LIBOR” has the meaning specified in the definition of Eurodollar Rate.
“Lien” means any mortgage, deed of trust, deed to secured debt, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).
“Loan” means any Revolving Loan, Swing Line Loan or Term Loan and the Base Rate Loans, Eurodollar Loans and Daily Floating Eurodollar Rate Loans comprising such Loans.
“Loan Notice” means a notice of (a) a Borrowing of Loans (including Swing Line Loans), (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Loans, which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.
“London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market.
“Master Agreement” has the meaning provided in the definition of “Swap Contract” in this Section 1.01.
“Material Adverse Effect” means a material adverse effect on (i) the condition (financial or otherwise), operations, business, assets, properties, liabilities (actual or contingent) or prospects of the Parent and its Consolidated Subsidiaries taken as a whole, (ii) the ability of the Borrower or the other Credit Parties, taken as a whole, to perform any material obligation under the Credit Documents, (iii) the rights and remedies of the Administrative Agent and the Lenders under the Credit Documents or (iv) the legality, validity, binding effect or enforceability against any Credit Party of any Credit Documents to which it is a party.
“Material Contract” means, any agreement the breach, nonperformance or cancellation of which could reasonably be expected to have a Material Adverse Effect.
“Material Subsidiary” means any Subsidiary of the Parent, other than Borrower and the Excluded Subsidiaries, which has assets which constitute more than ten percent (10%) of the Consolidated Total Asset Value of the Consolidated Parties or which contributes more than ten percent (10%) of the Consolidated EBITDA of the Consolidated Parties.
“Minimum Collateral Amount” means, at any time, (i) with respect to Cash Collateral consisting of cash or deposit account balances provided to reduce or eliminate Fronting Exposure during the existence of a Defaulting Lender, an amount equal to 105% of the Fronting Exposure of the L/C Issuer with respect to Letters of Credit issued and outstanding at such time, (ii) with respect to Cash Collateral consisting of cash or deposit account balances provided in accordance with the provisions of Section 2.14(a)(i), (a)(ii) or (a)(iii), an amount equal to 105% of the

Outstanding Amount of all L/C Obligations, and (iii) otherwise, an amount determined by the Administrative Agent and the L/C Issuer in their sole discretion
“MLPFS” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, together with its successors.
“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.
“Mortgage Loan” means any loan owned or held by any of the Consolidated Parties secured by a mortgage or deed of trust on Real Property Assets.
“Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the any Consolidated Party or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five plan years, has made or been obligated to make contributions.
“Negative Pledge” means any agreement (other than this Credit Agreement or any other Credit Document) that in whole or in part prohibits the creation of any Lien on any assets of a Person; provided, however, that an agreement that establishes a maximum ratio of unsecured debt to unencumbered assets, or of secured debt to total assets, or that otherwise conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, shall not constitute a “Negative Pledge” for purposes of this Credit Agreement.
“Net Operating Income” means, for any Real Property Asset for the then most recently ended fiscal quarter, an amount equal to (a) the aggregate gross revenues from the operations of such Real Property Asset during such period from Tenants in occupancy and paying rent, plus (b) any other income of such Real Property Asset, plus (c) business interruption insurance proceeds for a period of no more than twelve months, minus (d) the sum of (i) all expenses and other proper charges incurred in connection with the operation of such Real Property Asset during such period (including management fees and accruals for real estate taxes and insurance, but excluding debt service charges, income taxes, depreciation, amortization and other non-cash expenses), which expenses and accruals shall be calculated in accordance with GAAP.
“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders, or all Lenders or all affected Lenders in a Credit Facility, in accordance with the terms of Section 10.01 and (b) has been approved by the Required Lenders.
“Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time.
“Non-Recourse Indebtedness” means any Indebtedness that is not Recourse Indebtedness.
“Notes” means the Revolving Notes and the Term Notes; and “Note” means any one of them.

“Obligations” means, without duplication, (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Credit Party arising under any Credit Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Credit Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (b) all obligations under any Swap Contract of any Credit Party to which a Lender or any Affiliate of a Lender is a party and (c) all obligations under any Treasury Management Agreement between any Credit Party and any Lender or Affiliate of a Lender; provided, however, that the “Obligations” of a Credit Party shall exclude any Excluded Swap Obligations with respect to such Credit Party.
“Occupancy Rate” means, (a) with respect to any Real Property Asset that is not a medical office building or other office spaces, a percentage equaling (x) total patient days relating to such Real Property Asset for any reporting period divided by (y) the product of (I) total number of in-service beds at such Real Property Asset (or, in the case of assisted living facilities, the total number of units at such Real Property Asset) and (II) the total days in such reporting period, and (b) with respect to all other Real Property Assets, a percentage equaling (x) the total number of rented and occupied square footage at such Real Property Asset for any reporting period divided by (y) the total rentable square footage relating to such Real Property Asset for any reporting period.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non‑U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Credit Document, or sold or assigned an interest in any Loan or Credit Document).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Credit Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 10.16).
“Outstanding Amount” means (a) with respect to Revolving Loans and Swing Line Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Revolving Loans and Swing Line Loans, as the case may be, occurring on such date, (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts and (c) with respect to Term Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Term Loans, as the case may be, occurring on such date.
“Parent” has the meaning given to such term in the introductory paragraph hereof.
“Participant” has the meaning provided in Section 10.07(d).
“Participant Register” has the meaning specified in Section 10.07(d).
“Patriot Act” means the USA Patriot Act, Pub. L. No. 107-56 et seq.
“PBGC” means the Pension Benefit Guaranty Corporation.
“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by any Consolidated Party or any ERISA Affiliate or to which any Consolidated Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years.
“Permitted Liens” means, at any time, Liens in respect of the Parent or any of its Subsidiaries permitted to exist at such time pursuant to the terms of Section 7.01.
“Permitted Consolidated Unsecured Indebtedness” means:
(a)    obligations (contingent or otherwise) existing or arising under any interest rate Swap Contract; provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business, and not for purposes of speculation or taking a “market view”; (ii) such Swap Contract does not contain any provision exonerating the non‑defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; and (iii) such Swap Contract does not involve an amount determined on a marked to market basis in excess of $5,000,000; and
(b)    other unsecured Indebtedness in an aggregate principal amount not to exceed $500,000 at any one time outstanding.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by any Credit Party, with respect to any such plan that is subject to Section 412 of the Internal Revenue Code or Title IV of ERISA, any ERISA Affiliate.
“Platform” has the meaning provided in Section 6.02.
“Pledge Agreement” means that certain pledge agreement executed by certain of the Credit Parties, dated as of the Closing Date and in the form of Exhibit I, as amended, supplemented, restated or otherwise modified from time to time.
“Pro Forma Basis” shall mean, for purposes of determining the calculation of and compliance with the financial covenants set forth in Section 6.12, that the subject transaction shall be deemed to have occurred as of the first day of the period of four (4) consecutive fiscal quarters ending as of the end of the most recent fiscal quarter for which annual or quarterly financial statements shall have been delivered in accordance with the provisions of this Credit Agreement. Further, for purposes of making calculations on a “Pro Forma Basis” hereunder, (a) in the case of a Disposition, (i) income statement items (whether positive or negative) attributable to the property, entities or business units that are the subject of such Disposition shall be excluded to the extent relating to any period prior to the date of the subject transaction, and (ii) Indebtedness paid or retired in connection with the subject transaction shall be deemed to have been paid and retired as of the first day of the applicable period; (b) in the case of an Acquisition, (i) income statement items (whether positive or negative) attributable to the property, entities or business units that are the subject of such Acquisition shall be included as of the first day of the applicable period to the extent relating to any period prior to the date of the subject transaction, and (ii) Indebtedness incurred in connection with the subject transaction shall be deemed to have been incurred as of the first day of the applicable period (and interest expense shall be imputed for the applicable period utilizing the actual interest rates thereunder or, if actual rates are not ascertainable, assuming prevailing interest rates hereunder) and (c) in the case of an Equity Transaction, Indebtedness paid or retired in connection therewith shall be deemed to have been paid and retired as of the first day of the applicable period.
“Property” means all property owned or leased by a Credit Party or any of its Subsidiaries, both real and personal.
“Qualified ECP Guarantor” means, at any time, each Credit Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Qualified Mortgage Loan” means any direct or indirect wholly-owned interest in any Mortgage Loan that is secured by a first mortgage or a first deed of trust on Real Property Assets so long as the mortgagor or grantor with respect to such Mortgage Loan is not delinquent sixty (60) days or more in interest or principal payments due thereunder.

“Real Property Asset” means, a parcel of real property, together with all improvements (if any) thereon, owned in fee simple or leased pursuant to an Eligible Ground Lease by any Person; “Real Property Assets” means a collective reference to each Real Property Asset.
“Recipient” means the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Credit Party hereunder.
“Recourse Indebtedness” means, with respect to any Credit Party or Subsidiary, any Indebtedness, in respect of which recourse for payment (except for limited or full recourse liability on account of customary exceptions for fraud, misapplication of funds, environmental indemnities, bankruptcy, transfer and due on sale violations, and other similar exceptions to recourse liability) is to such Person. If any Indebtedness is partially Non-Recourse Indebtedness and partially Recourse Indebtedness, only that portion that is Recourse Indebtedness shall be included as Recourse Indebtedness for purposes hereof, including Section 7.02(f)(ii).
“Register” has the meaning provided in Section 10.07(d).
“Regulation U” means Regulation U of the FRB, as in effect from time to time.
“Regulation X” means Regulation X of the FRB, as in effect from time to time.
“REIT” means a real estate investment trust as defined in Sections 856‑860 of the Internal Revenue Code.
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents and advisors of such Person and of such Person’s Affiliates.
“Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty‑day notice period has been waived.
“Request for Extension of Credit” means (a) with respect to a Borrowing of Loans (including Swing Line Loans) or the conversion or continuation of Loans, a Loan Notice and (b) with respect to an L/C Credit Extension, a Letter of Credit Application.
“Required Lenders” means, as of any date of determination, at least two Lenders (unless there is only one Lender at the time) having in the aggregate more than fifty percent (50%) of (a) the sum of the outstanding principal amount of the Term Loans and the Aggregate Commitments or (b) if the commitment to make Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Article VIII, the sum of the outstanding principal amount of the Term Loans and the Outstanding Amount of the Revolving Obligations (including, in each case, the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans); provided, that (i) the unfunded Commitments of any Defaulting Lender and (ii) the Outstanding Amount of the Revolving Obligations (including, in each case, the aggregate amount of each Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans) held or deemed held by, any Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders.
“Required Revolving Lenders” means, as of any date of determination, Revolving Lenders having at least 50% of (a) the Aggregate Revolving Commitments or (b) if the Revolving Commitments and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Article VIII, the Revolving Obligations (including, in each case, the aggregate amount of each Revolving Lender’s risk participation and funded participation in L/C Obligations and Swing Line Loans); provided, that the unfunded Revolving Commitments of, and the portion of the Revolving Obligations held or deemed held by, any Defaulting Lender that is a Revolving Lender shall be excluded for purposes of making a determination of Required Revolving Lenders.
“Responsible Officer” means the chief executive officer, president, chief operating officer and chief financial officer of any Credit Party or any other officer or employee of the applicable Credit Party designated in or pursuant to an agreement between the applicable Credit Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Credit Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Credit Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Credit Party.
“Restricted Payment” means any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of the Capital Stock of the Parent, or on account of any return of capital to the Parent’s stockholders, partners or members (or equivalent Person thereof); provided, that dividends to the extent in the form of Capital Stock shall not constitute Restricted Payments.
“Revolver Termination Date” means August 25, 2019, as from time to time extended pursuant to Section 2.16.
“Revolving Credit Exposure” means, as to any Revolving Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Loans and such Lender’s participation in L/C Obligations and Swing Line Loans at such time.
“Revolving Commitment” means, with respect to each Revolving Lender, the commitment of such Lender to make Revolving Loans and to share in the Revolving Obligations hereunder up to such Lender’s Revolving Commitment Percentage thereof. The aggregate principal amount of the Revolving Commitments of all of the Lenders as in effect on the First Amendment Effective Date is One Hundred Fifty Million Dollars ($150,000,000).
“Revolving Commitment Percentage” means, at any time for each Revolving Lender, a fraction (expressed as a percentage carried to the ninth decimal place), the numerator of which is such Lender’s Revolving Committed Amount and the denominator of which is the Aggregate Revolving Committed Amount. The initial Revolving Commitment Percentages are set forth on Schedule 2.01 (as such schedule reads as of the Closing Date).

“Revolving Committed Amount” means, with respect to each Revolving Lender, the amount of such Lender’s Revolving Commitment. The initial Revolving Committed Amounts are set forth on Schedule 2.01 (as such schedule reads as of the Closing Date).
“Revolving Lenders” means a collective reference to the Lenders holding Revolving Loans or Revolving Commitments.
“Revolving Loans” has the meaning provided in Section 2.01.
“Revolving Note” means the promissory notes in the form of Exhibit B-1, if any, given to each Revolving Lender to evidence the Revolving Loans and Swing Line Loans of such Lender, as amended, restated, modified, supplemented, extended, renewed or replaced.
“Revolving Obligations” means the Revolving Loans, the L/C Obligations and the Swing Line Loans.
“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw‑Hill Companies, Inc. and any successor thereto.
“Same Day Funds” means immediately available funds.
“Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority.
“Sarbanes‑Oxley” means the Sarbanes‑Oxley Act of 2002.
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Secured Indebtedness” means any Indebtedness for borrowed money (other than pursuant to this Credit Agreement), that is secured by a Lien.
“Secured Recourse Indebtedness” means any Secured Indebtedness, in respect of which recourse for payment (except for customary exceptions for fraud, misapplication of funds, environmental indemnities, and other similar exceptions to recourse liability) is to a Credit Party.
“Securitization Transaction” means any financing or factoring or similar transaction (or series of such transactions) entered by any member of the Consolidated Parties pursuant to which such member of the Consolidated Parties may sell, convey or otherwise transfer, or grant a security interest in, accounts, payments, receivables, rights to future lease payments or residuals or similar rights to payment to a special purpose subsidiary or affiliate or any other Person.
“Solvent” means, with respect to any person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature given the likelihood of refinancing, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which such Person’s property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.
“Specified Loan Party” has the meaning provided in Section 11.07.
“Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise provided, “Subsidiary” shall refer to a Subsidiary of the Parent.
“Subsidiary Guarantor” means (a) each Material Subsidiary of the Parent other than the Borrower, the Excluded Subsidiaries and any taxable REIT subsidiary, and (b) each Subsidiary (other than the Borrower) that is the owner of an Unencumbered Property included in the Unencumbered Property Pool; provided that, in the event that the value of the assets of all Subsidiary Guarantors is less than eighty-five percent (85%) of the Consolidated Total Asset Value attributable to the Subsidiaries of the Parent (other than the Borrower and the Excluded Subsidiaries), the Borrower (or the Administrative Agent, in the event the Borrower has failed to do so within ten (10) days of request therefor by the Administrative Agent) shall, to the extent necessary, designate sufficient Subsidiaries to be deemed to be “Material Subsidiaries” to eliminate such shortfall, and such designated Subsidiaries shall thereafter constitute Material Subsidiaries.
“Subsidiary Guarantor Joinder Agreement” means a joinder agreement in the form of Exhibit F to be executed by each new Subsidiary of the Parent that is required to become a Subsidiary Guarantor in accordance with Section 6.15 hereof.
“Support Obligations” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed by such Person. The amount of any Support Obligations shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Support Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.
“Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross‑currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, that are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.
“Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination values determined in accordance therewith, such termination values, and (b) for any date prior to the date referenced in clause (a), the amounts determined as the mark‑to‑market values for such Swap Contracts, as determined based upon one or more mid‑market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender).
“Swing Line Borrowing” means a borrowing of a Swing Line Loan pursuant to Section 2.01(c).
“Swing Line Commitment” means, with respect to the Swing Line Lender, the commitment of the Swing Line Lender to make Swing Line Loans, and with respect to each Lender, the commitment of such Lender to purchase participation interests in Swing Line Loans.
“Swing Line Committed Amount” means Twenty Five Million Dollars ($25,000,000). The Swing Line Committed Amount is part of, and not in addition to, the Revolving Commitments.

“Swing Line Lender” means Bank of America in its capacity as such, in each case together with its successors in such capacity.
“Swing Line Loans” has the meaning provided in Section 2.01(c).
“Synthetic Lease” means any synthetic lease, tax retention operating lease, off‑balance sheet loan or similar off‑balance sheet financing arrangement that is considered borrowed money indebtedness for tax purposes but is classified as an operating lease under GAAP.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Tenant” means any Person who is a lessee with respect to any lease held by a Consolidated Party as lessor or as an assignee of the lessor thereunder.
“Term Loan” has the meaning provided in Section 2.01(d).
“Term Loan Commitment” means, with respect to each Term Loan Lender, the commitment of such Term Loan Lender to make its portion of the Term Loan hereunder up to such Term Loan Lender’s Term Loan Commitment Percentage thereof. The aggregate principal amount of the Term Loan Commitments of all of the Term Loan Lenders as in effect on the First Amendment Effective Date is Fifty Million Dollars ($50,000,000).
“Term Loan Commitment Percentage” means, at any time, for each Term Loan Lender, a fraction (expressed as a percentage carried to the ninth decimal place), the numerator of which is the aggregate amount of Term Loans (and/or aggregate Term Loan Commitment, prior to the termination thereof) held by such Term Loan Lender and the denominator of which is the aggregate amount of Term Loans (and/or aggregate Term Loan Commitments) held by all Term Loan Lenders. The Term Loan Commitment Percentages are set forth on Schedule 2.01 (as such schedule reads as of the First Amendment Effective Date).
“Term Loan Lenders” means a collective reference to the Lenders holding Term Loans or Term Loan Commitments.
“Term Loan Termination Date” means August 25, 2019, as from time to time extended pursuant to Section 2.16.
“Term Note” means the promissory notes in the form of Exhibit B-2, if any, given to each Term Loan Lender to evidence the Term Loans, as amended, restated, modified, supplemented, extended, renewed or replaced.
“Threshold Amount” means (a) for any Recourse Indebtedness, Twenty Million Dollars ($20,000,000), and (b) for any Non-Recourse Indebtedness, Fifty Million Dollars ($50,000,000).
“Total Credit Exposure” means, as to any Lender at any time, the unused Revolving Commitments, unused Term Loan Commitments, Revolving Credit Exposure and Term Loan Commitment Percentage of the outstanding Term Loan of such Lender at such time.

“Treasury Management Agreement” means any agreement governing the provision of treasury or cash management services, including, without limitation, deposit accounts, overnight draft, credit cards, debit cards, p-cards (including purchasing cards, employee credit card programs and commercial cards), funds transfer, automated clearinghouse, direct debit, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services, netting services, cash pooling arrangements, credit and debit card acceptance or merchant services and other treasury or cash management services.
“Type” means, with respect to any Revolving Loan, its character as a Base Rate Loan or a Eurodollar Loan.
“UCP” means, with respect to any Letter of Credit, the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce (“ICC”) Publication No. 600 (or such later version thereof as may be in effect at the time of issuance).
“Unconsolidated Affiliates” means an affiliate of the Parent whose financial statements are not required to be consolidated with the financial statements of the Parent in accordance with GAAP.
“Unencumbered Asset Value” means for any Consolidated Unencumbered Property, an amount, not less than $0, equal to: (a) (1) for a Consolidated Unencumbered Property owned by such Consolidated Party on the last day of the then most recently ended fiscal quarter (other than a Consolidated Unencumbered Property acquired during the then most recently ended four fiscal quarters), an amount equal to the Net Operating Income for the most recently completed fiscal quarter multiplied by four and (2) divided by the applicable Capitalization Rate for such Consolidated Unencumbered Property and (b) for a Consolidated Unencumbered Property acquired by such Consolidated Party during the most recently ended four fiscal quarters, the aggregate acquisition cost of such Consolidated Unencumbered Property.
“Unencumbered Indebtedness Yield” means, as of any date of determination, the ratio of (a) (i) Consolidated Unencumbered NOI plus (ii) interest income from unencumbered Qualified Mortgage Loans, as of the end of the most recently completed fiscal quarter, multiplied by four (4) to (b) the Consolidated Unsecured Indebtedness for the most recently completed fiscal quarter. For the avoidance of doubt, the interest income from unencumbered Qualified Mortgage Loans that are owned by the Consolidated Parties for less than one fiscal quarter will be included in calculating Unencumbered Indebtedness Yield as if such Qualified Mortgage Loans were owned by the Consolidated Parties as of the beginning of the then most recently completed fiscal quarter.
“Unencumbered Net Operating Income” means, for any period, the Net Operating Income from all Unencumbered Properties.
“Unencumbered Property” means, as of any date of determination, each Eligible Unencumbered Property, and each Real Property Asset that is identified as an Unencumbered Property in accordance with Section 6.16, included in the calculations set forth in the most recent Unencumbered Property Certificate delivered to the Administrative Agent.

“Unencumbered Property Certificate” means a certificate substantially in the form of Exhibit C hereto.
“Unencumbered Property Pool” means, collectively, (i) prior to the first anniversary of the Closing Date, the Real Property Assets that satisfy the criteria set forth in the definition of Eligible Unencumbered Properties and that are included in the calculations set forth in the most recent Unencumbered Property Certificate delivered to the Administrative Agent and (ii) on and after the first anniversary of the Closing Date, (x) the Real Property Assets that satisfy the criteria set forth in the definition of Eligible Unencumbered Properties that are included in the calculations set forth in the most recent Unencumbered Property Certificate delivered to the Administrative Agent and (y) also collectively satisfy the Unencumbered Property Pool Criteria.
“Unencumbered Property Pool Criteria” means the following diversification parameters and other criteria:
(a)    no single Unencumbered Property shall account for greater than twenty five percent (25%) of the Consolidated Unencumbered Total Asset Value, with any excess being subtracted from the Consolidated Unencumbered Total Asset Value;
(b)    Unencumbered Properties that are located in any single metropolitan statistical area shall not account for greater than twenty five percent (25%) of the Consolidated Unencumbered Total Asset Value, with any excess being subtracted from the Consolidated Unencumbered Total Asset Value;
(c)    no more than twenty five percent (25%) of the Consolidated Unencumbered Total Asset Value shall be attributable to one or more Unencumbered Properties with the same Tenant, with any excess being subtracted from the Consolidated Unencumbered Total Asset Value;
(d)    no more than fifteen percent (15%) of the Consolidated Unencumbered Total Asset Value shall be attributable to Unencumbered Properties of which the Parent, the Borrower or any Wholly Owned Subsidiary of the Borrower own less than ninety-five percent (95%) of the Capital Stock with ordinary voting rights issued by the applicable Controlled Party, with any excess being subtracted from the Consolidated Unencumbered Total Asset Value;
(e)    no more than twenty percent (20%) of the Consolidated Unencumbered Total Asset Value may be attributable to hospital properties, with any excess being subtracted from the Consolidated Unencumbered Total Asset Value;
(f)    no more than twenty-five percent (25%) of the Consolidated Unencumbered Total Asset Value may be attributable to skilled nursing facilities, with any excess being subtracted from the Consolidated Unencumbered Total Asset Value; and
(g)    skilled nursing facilities, as of the end of the most recently completed four fiscal quarters, shall have a ratio of EBITDAR to the sum of applicable rent of such skilled nursing facilities over the same four fiscal quarter period (measured on a consolidated basis including all buildings on the applicable Real Property Assets’ campuses and/or master leases) of not less than 1.30 to 1.0.
“Unfunded Pension Liability” means the excess of a Pension Plan’s benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Pension Plan’s assets, determined in accordance with the assumptions used for funding the Pension Plan pursuant to Section 412 of the Internal Revenue Code for the applicable plan year.
“United States” or “U.S.” means the United States of America.
“Unreimbursed Amount” has the meaning provided in Section 2.03(c)(i).
“Unused Revolver Fee” has the meaning given such term in Section 2.09(a)(i).
“Unused Revolver Fee Rate” means for any calendar quarter (a) twenty-five hundredths of one percent (0.25%) per annum if the average daily Commitment Utilization Percentage for such quarter is less than or equal to fifty percent (50%) and (b) twenty hundredths of one percent (0.20%) per annum if the average daily Commitment Utilization Percentage for such quarter is greater than fifty percent (50%).
“U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code.
“Wholly Owned” means, with respect to any direct or indirect Subsidiary of any Person, that one hundred percent (100%) of the Capital Stock with ordinary voting power issued by such Subsidiary (other than directors’ qualifying shares and investments by foreign nationals mandated by applicable Law) is beneficially owned, directly or indirectly, by such Person.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

1.02	Interpretive Provisions.
With reference to this Credit Agreement and each other Credit Document, unless otherwise provided herein or in such other Credit Document:
(a)    The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.
(b)    (1)    The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Credit Document shall refer to such Credit Document as a whole and not to any particular provision thereof.
(i)    Unless otherwise provided or required by context, Article, Section, Exhibit and Schedule references are to the Credit Document in which such reference appears.

(ii)    The term “including” is by way of example and not limitation.
(iii)    The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, financial statements and other writings, however evidenced, whether in physical or electronic form.
(c)    In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.”
(d)    Section headings herein and in the other Credit Documents are included for convenience of reference only and shall not affect the interpretation of this Credit Agreement or any other Credit Document.

1.03	Accounting Terms.
(a)    All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Credit Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent with that used in preparing the Audited Financial Statements except as otherwise specifically prescribed herein.
(b)    The Borrower will provide a written summary of material changes in GAAP or in the consistent application thereof with each annual and quarterly Compliance Certificate delivered in accordance with Section 6.02(a). If at any time any change in GAAP or in the consistent application thereof would affect the computation of any financial ratio or requirement set forth in any Credit Document, and either the Borrower or the Required Lenders shall object in writing to determining compliance based on such change, then such computations shall continue to be made on a basis consistent with the most recent financial statements delivered pursuant to Section 6.01(a) or (b) as to which no such objection has been made. Without limiting the foregoing, leases shall continue to be classified and accounted for on a basis consistent with that reflected in the Audited Financial Statements for all purposes of this Agreement, notwithstanding any change in GAAP relating thereto, unless the parties hereto shall enter into a mutually acceptable amendment addressing such changes, as provided for above.
(c)    Determinations of the calculation of and compliance with the financial covenants set forth in Sections 6.12 shall be made on a Pro Forma Basis.

1.04	Rounding.
Any financial ratios required to be maintained by the Consolidated Parties pursuant to this Credit Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding‑up if there is no nearest number).

1.05	References to Agreements and Laws.
Unless otherwise expressly provided herein, (a) references to Organization Documents, agreements (including the Credit Documents) and other contractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are not prohibited by any Credit Document; and (b) references to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law.

1.06	Times of Day.
Unless otherwise provided, all references herein to times of day shall be references to Central time (daylight or standard, as applicable).
The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurodollar Rate” or with respect to any comparable or successor rate thereto.

1.07	Letter of Credit Amounts.
Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.
ARTICLE II
COMMITMENTS AND EXTENSION OF CREDIT

2.01	Commitments.
Subject to the terms and conditions set forth herein:
(a)    Revolving Loans. During the Commitment Period, each Lender severally agrees to make revolving credit loans (the “Revolving Loans”) to the Borrower on any Business Day; provided that after giving effect to any such Revolving Loan, (i) with regard to the Lenders collectively, the aggregate outstanding principal amount of Revolving Obligations shall not exceed ONE HUNDRED FIFTY MILLION DOLLARS ($150,000,000), (as increased or decreased from time to time pursuant to this Credit Agreement, the “Aggregate Revolving Committed Amount”) and (ii) with regard to each Lender individually, such Lender’s Revolving Commitment Percentage of Revolving Obligations shall not exceed its respective Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans, Eurodollar Loans, or a combination thereof, as provided herein, and may be repaid and reborrowed in accordance with the provisions hereof.
(b)    Letters of Credit. During the Commitment Period, (i) the L/C Issuer, in reliance upon the commitments of the Lenders set forth herein, agrees (A) to issue Letters of Credit for the account of Borrower on any Business Day, (B) to amend or renew Letters of Credit previously issued hereunder, and (C) to honor drafts under Letters of Credit; and (ii) the Lenders severally agree to purchase from the L/C Issuer a participation interest in the Letters of Credit issued hereunder in an amount equal to such Lender’s Revolving Commitment Percentage thereof; provided that (A) the aggregate principal amount of L/C Obligations shall not exceed the L/C Committed Amount, (B) with regard to the Lenders collectively, the aggregate principal amount of Revolving Obligations shall not exceed the Aggregate Revolving Committed Amount, and (C) with regard to each Lender individually, such Lender’s Revolving Commitment Percentage of Revolving Obligations shall not exceed its respective Revolving Committed Amount. Subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.
(c)    Swing Line Loans. During the Commitment Period, the Swing Line Lender shall make revolving credit loans (the “Swing Line Loans”) to the Borrower on any Business Day; provided that (i) the aggregate principal amount of Swing Line Loans shall not exceed the Swing Line Committed Amount, notwithstanding the fact that such Swing Line Loans, when aggregated with the Revolving Commitment Percentage of the Revolving Obligations of the Lender acting as Swing Line Lender, may exceed the amount of such Lender’s Revolving Commitment, (ii) with respect to the Lenders collectively, the aggregate principal amount of Revolving Obligations shall not exceed the Aggregate Revolving Committed Amount, (iii) the Borrower shall not use the proceeds of any Swing Line Loan to refinance any outstanding Swing Line Loan and (iv) the Swing Line Lender shall not be under any obligation to make any Swing Line Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Borrowing may have, Fronting Exposure. Swing Line Loans shall be Daily Floating Eurodollar Rate Loans, and may be repaid and reborrowed in accordance with the provisions hereof. Immediately upon the making of a Swing Line Loan, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swing Line Lender a participation interest in such Swing Line Loan in an amount equal to the product of such Lender’s Revolving Commitment Percentage thereof. No Swing Line Loan shall remain outstanding for longer than five (5) Business Days.
(d)    Term Loans. Each Term Loan Lender severally agrees to make a single term loan to the Borrower in Dollars on the First Amendment Effective Date in an aggregate amount up to FIFTY MILLION DOLLARS ($50,000,000) (the “Term Loan”); provided, that after giving effect to any such Term Loan, with regard to each Term Loan Lender individually, such Term Loan Lender’s Term Loan Commitment Percentage of the outstanding Term Loan shall not exceed its respective Term Loan

Commitment. Term Loans may consist of Base Rate Loans, Eurodollar Loans, or a combination thereof, as provided herein, and may be repaid in whole or in part at any time but amounts repaid on any Term Loan hereunder may not be reborrowed.
(e)    Increases of the Aggregate Revolving Commitments; Addition of Incremental Term Loan Facilities. The Borrower shall have the right, upon at least five (5) Business Days’ prior written notice to the Administrative Agent, to increase the Aggregate Revolving Commitments (each such increase, an “Incremental Revolving Increase”) or to add one or more tranches of term loans (each an “Incremental Term Loan Facility”; and each Incremental Term Loan Facility and each Incremental Revolving Increase are collectively referred to as “Incremental Facilities”), provided that
(i)    the aggregate principal amount of all Incremental Facilities shall not exceed $300,000,000;
(ii)    no Default or Event of Default shall exist on the effective date of any Incremental Facility or would exist after giving effect to any such Incremental Facility;
(iii)    no existing Lender shall be under any obligation to provide any commitment to an Incremental Facility (an “Incremental Facility Commitment”) and any such decision whether to provide an Incremental Facility Commitment shall be in such Lender’s sole and absolute discretion;
(iv)    each Incremental Facility Commitment shall be in a minimum principal amount of $25,000,000 and in integral multiples of $1,000,000 in excess thereof (or such lesser amounts as the Administrative Agent and the Borrower may agree);
(v)    the maturity date of any (A) Incremental Revolving Increase shall be the Revolving Loan Termination Date and (B) Incremental Term Loan Facility shall be the Term Loan Termination Date;
(vi)    each Person providing an Incremental Facility Commitment shall qualify as an Eligible Assignee;
(vii)    the Borrower shall deliver to the Administrative Agent:
(A)    a certificate of each Credit Party dated as of the date of such increase signed by a Responsible Officer of such Credit Party certifying and attaching resolutions adopted by the board of directors or equivalent governing body of such Credit Party approving such Incremental Facility;
(B)    a certificate of the Borrower dated as of the effective date of such Incremental Facility signed by a Responsible Officer of the Borrower certifying that, before and after giving effect to such Incremental Facility, (I) the representations and warranties of each Credit

Party contained in Article V or any other Credit Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of such increase, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (II) no Default or Event of Default exists;
(C)    any new or amended and restated Notes (to the extent requested by the Lenders) to reflect such Incremental Facility;
(D)    opinions of legal counsel to the Credit Parties, addressed to the Administrative Agent and each Lender (including each Person providing an Incremental Facility Commitment), dated as of the effective date of such Incremental Facility, in form and substance reasonably satisfactory to the Administrative Agent; and
(E)    all fees, including but not limited to arrangement and upfront fees required under any engagement letter or fee letter due in connection with the syndication of the commitments to fund such Incremental Facility;
(viii)    the Administrative Agent shall have received documentation from each Person providing an Incremental Facility Commitment evidencing its Incremental Facility Commitment and its obligations under this Agreement in form and substance reasonably acceptable to the Administrative Agent, including, without limitation a Lender Joinder Agreement substantially in the form of Exhibit G attached hereto or other arrangement reasonably acceptable to the Administrative Agent; and
(ix)    in the case of any Incremental Revolving Increase with respect to the Aggregate Revolving Commitments, (A) if any Revolving Loans are outstanding on the date of such increase, (I) each Lender providing such Incremental Revolving Increase shall make Revolving Loans, the proceeds of which shall be applied by the Administrative Agent to prepay the Revolving Loans of the existing Lenders, in an amount necessary such that after giving effect thereto the outstanding Revolving Loans are held ratably among all the Lenders and (II) the Borrower shall pay an amount required pursuant to Section 3.05 as a result of any such prepayment of Revolving Loans of existing Lenders and (B) such Incremental Revolving Increase shall be on the exact same terms and pursuant to the exact same documentation applicable to such existing Revolving Loans.
The Incremental Facility Commitments and credit extensions thereunder shall constitute Commitments and Obligations under, and shall be entitled to all the benefits afforded by, this Credit Agreement and the other Credit Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guaranty.

2.02	Borrowings, Conversions and Continuations.
(a)    Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurodollar Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) with respect to Eurodollar Loans, three (3) Business Days prior to, or (ii) with respect to Base Rate Loans, on the requested date of, the requested date of any Borrowing, conversion or continuation. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing, conversion or continuation shall be in a principal amount of (i) with respect to Eurodollar Loans, Five Hundred Thousand Dollars ($500,000) or a whole multiple of One Hundred Thousand Dollars ($100,000) in excess thereof or (ii) with respect to Base Rate Loans, Five Hundred Thousand Dollars ($500,000) or a whole multiple of One Hundred Thousand Dollars ($100,000) in excess thereof. Each Loan Notice shall specify (i) whether the applicable request is with respect to Revolving Loans or Term Loans, (ii) whether such request is for a Borrowing, conversion, or continuation, (iii) the requested date of such Borrowing, conversion or continuation (which shall be a Business Day), (iv) the principal amount of Loans to be borrowed, converted or continued, (v) the Type of Loans to be borrowed, converted or continued, and (vi) if applicable, the duration of the Interest Period with respect thereto. If the Borrower fails to specify a Type of Loan in a Loan Notice, the Loan shall be made as a Base Rate Loan, or if the Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to one-month Eurodollar Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Eurodollar Loans in any Loan Notice, but fails to specify an Interest Period, the Interest Period will be deemed to be one month.
(b)    Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Revolving Commitment Percentage or Term Loan Commitment Percentage, as applicable, of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in the preceding subsection. In the case of a Borrowing, each Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 2:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Extension of Credit, Section 4.01), the Administrative Agent shall make all funds so received available to the party referenced in the applicable Loan Notice in like funds as received by the Administrative Agent either by (i) crediting the account of the applicable party on the books of the Administrative Agent with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided, however, that if, on the date the Loan Notice with respect to such Borrowing is given by the Borrower, there are Swing Line Loans or L/C Borrowings outstanding, then the proceeds of such Borrowing shall be applied, first, to the payment in full of any such L/C Borrowings, second, to the payment in full of any such Swing Line Loans, and third, to the party identified in the applicable Loan Notice as provided above.
(c)    Except as otherwise provided herein, without the consent of the Required Lenders, (i) a Eurodollar Loan may be continued or converted only on the last day of an Interest Period for such Eurodollar Loan and (ii) any conversion into, or continuation as, a Eurodollar Loan may be made only if the conditions to Extension of Credit in Section 4.02 have been satisfied. During the existence of a Default or Event of Default, no Loan may be requested as, converted to or continued as a Eurodollar Loan.
(d)    The Administrative Agent shall promptly notify the Borrower and the Lenders of the interest rate applicable to any Interest Period for Eurodollar Loans upon determination of such interest rate. The determination of the Eurodollar Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Bank of America’s prime rate used in determining the Base Rate promptly following the public announcement of such change.
(e)    After giving effect to all Borrowings, all conversions of Loans from one Type to the other, and all continuations of Loans as the same Type, there shall not be more than seven (7) Interest Periods in effect with respect to Loans.

2.03	Additional Provisions with respect to Letters of Credit.
(a)    Obligation to Issue or Amend.
(i)    The L/C Issuer shall not issue any Letter of Credit if:
(A)    the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer;
(B)    such Letter of Credit is in an initial amount less than Fifty Thousand Dollars ($50,000), is to be denominated in a currency other than Dollars or is not a standby letter of credit; or
(C)    any Revolving Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Borrower or such Revolving Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.15(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion.

(ii)    The L/C Issuer shall be under no obligation to issue any Letter of Credit if:
(A)    any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense that was not applicable on the Closing Date and that the L/C Issuer in good faith deems material to it;
(B)    the expiry date of such requested Letter of Credit would occur more than twelve (12) months after the date of issuance or last renewal, unless the Required Revolving Lenders have approved such expiry date;
(C)    the expiry date of such requested Letter of Credit would occur after the Letter of Credit Expiration Date, unless the L/C Issuer has approved such expiry date;
(D)    one or more applicable conditions contained in Section 4.02 shall not then be satisfied and the L/C Issuer shall have received written notice thereof from any Lender or any Credit Party at least one Business Day prior to the requested date of issuance of such Letter of Credit; or
(E)    the Revolving Commitments have been terminated pursuant to Article VIII.
(iii)    The L/C Issuer shall be under no obligation to amend any Letter of Credit if:
(A)    the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof; or
(B)    the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.
(iv)    The L/C Issuer shall not amend any Letter of Credit if:
(A)    one or more applicable conditions contained in Section 4.02 shall not then be satisfied and the L/C Issuer shall have received written notice thereof from any Lender or any Credit Party at least one Business Day prior to the requested date of amendment of such Letter of Credit; or
(B)    the Revolving Commitments have been terminated pursuant to Article VIII.
(b)    Procedures for Issuance and Amendment.
(i)    Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by a Responsible Officer of the Borrower. Such Letter of Credit Application may be sent by facsimile, by United States mail, by overnight courier, by electronic transmission using the system provided by the L/C Issuer, by personal delivery or by any other means acceptable to the L/C Issuer. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. at least two (2) Business Days (or such later date and time as the L/C Issuer may agree in a particular instance in its sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the L/C Issuer may require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (A) the Letter of Credit to be amended; (B) the proposed date of amendment thereof (which shall be a Business Day); (C) the nature of the proposed amendment; and (D) such other matters as the L/C Issuer may require.
(ii)    Promptly after receipt of any Letter of Credit Application, the L/C Issuer will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has received a copy of such Letter of Credit Application from the Borrower and, if not, the L/C Issuer will provide the Administrative Agent with a copy thereof. Upon receipt by the L/C Issuer of confirmation from the Administrative Agent that the requested issuance or amendment is permitted in accordance with the terms hereof, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the applicable Person or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer’s usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Revolving Lender’s Revolving Commitment Percentage of such Letter of Credit.
(iii)    Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.
(c)    Drawings and Reimbursements; Funding of Participations.
(i)    Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof. Not later than 11:00 a.m. on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an “Honor Date”), the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Revolving Lender of the Honor Date, the amount of the unreimbursed drawing (the “Unreimbursed Amount”), and the amount of such Revolving Lender’s Revolving Commitment Percentage thereof. In such event, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.02 for the principal amount of Base Rate Loans, but subject to the amount of the unutilized portion of the Aggregate Revolving Commitments and the conditions set forth in Section 4.02 (other than the delivery of a Loan Notice). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(c)(i) may be given by telephone if immediately confirmed in writing; provided, that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.
(ii)    Each Revolving Lender (including the Revolving Lender acting as L/C Issuer) shall upon any notice pursuant to Section 2.03(c)(i) make funds available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent’s Office in an amount equal to its Revolving Commitment Percentage of the Unreimbursed Amount not later than 1:00 p.m. on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.03(c)(iii), each Revolving Lender that so makes funds available shall be deemed to have made a Revolving Loan that is a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.
(iii)    With respect to any Unreimbursed Amount that is not fully refinanced by a Borrowing of Base Rate Loans for any reason, the Borrower shall be deemed to have incurred from the L/C Issuer a L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Revolving Lender’s payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute a L/C Advance from such Revolving Lender in satisfaction of its participation obligation under this Section 2.03.
(iv)    Until each Revolving Lender funds its Revolving Loan or L/C Advance pursuant to this Section 2.03(c) to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Revolving Lender’s Revolving Commitment Percentage of such amount shall be solely for the account of the L/C Issuer.
(v)    Each Revolving Lender’s obligation to make Revolving Loans or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.03(c), shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set‑off, counterclaim, recoupment, defense or other right that such Revolving Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default or Event of Default, (C) non‑compliance with the conditions set forth in Section 4.02, or (D) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such making of a L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.
(vi)    If any Revolving Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.03(c) by the time specified in Section 2.03(c)(ii), the L/C Issuer shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. A certificate of the L/C Issuer submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.
(d)    Repayment of Participations.

(i)    At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Revolving Lender such Revolving Lender’s L/C Advance in respect of such payment in accordance with Section 2.03(c), if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from a Credit Party or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Revolving Lender its Revolving Commitment Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender’s L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.
(ii)    If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.03(c)(i) is required to be returned under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Revolving Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Revolving Commitment Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Revolving Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect.
(e)    Obligations Absolute. The obligations of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Credit Agreement under all circumstances, including the following:
(i)    any lack of validity or enforceability of such Letter of Credit, this Credit Agreement, any other Credit Document or any other agreement or instrument relating thereto;
(ii)    the existence of any claim, counterclaim, set‑off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Credit Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;
(iii)    any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

(iv)    any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor‑in‑possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any Debtor Relief Law;
(v)    any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower;
(vi)    waiver by the L/C Issuer of any requirement that exists for the L/C Issuer’s protection and not the protection of the Borrower or any waiver by the L/C Issuer which does not in fact materially prejudice the Borrower;
(vii)    honor of a demand for payment presented electronically even if such Letter of Credit requires that demand be in the form of a drafts; or
(viii)    any payment by the L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC, the ISP or the UCP, as applicable.
The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.
(f)    Role of L/C Issuer. Each Revolving Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, any Agent‑Related Person nor any of the correspondents, participants or assignees of the L/C Issuer shall be liable to any Revolving Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders, the Required Lenders or the Required Revolving Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Letter of Credit Application. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower from pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, any Agent‑Related Person, nor any of the respective correspondents, participants or assignees of the L/C Issuer, shall be liable or responsible for any of the matters described in clauses (i) through (v) of Section 2.03(e); provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer’s willful misconduct or gross negligence or the L/C Issuer’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason. The L/C Issuer may send a Letter of Credit or conduct any communication to or from the beneficiary via the Society for Worldwide Interbank Financial Telecommunication (“SWIFT”) message or overnight courier, or any other commercially reasonable means of communicating with a beneficiary.
(g)    Cash Collateral. Upon the request of the Administrative Agent or the Required Revolving Lenders, (i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the L/C Cash Collateralization Date, any Letter of Credit may for any reason remain outstanding and partially or wholly undrawn, the Borrower shall be deemed to have requested a Borrowing of Base Rate Loans in the amount of the then Outstanding Amount of all L/C Obligations (determined as of the date of such L/C Borrowing or the L/C Cash Collateralization Date, as the case may be) and to the extent of unavailability of Base Rate Loans, the Borrower shall immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations. In the event that the Borrower is deemed to have requested a Borrowing of Base Rate Loans on the L/C Cash Collateralization Date, the Borrower hereby authorizes the L/C Issuer and the Administrative Agent to deposit the proceeds of such borrowing directly into a deposit account with the Administrative Agent in order the Cash Collateralize the L/C Obligations. For purposes hereof, “Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Revolving Lenders, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Revolving Lenders). Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuer and the Revolving Lenders, a security interest in all such cash, deposit accounts and all balances therein and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, non-interest-bearing deposit accounts with the Administrative Agent.

(h)    Applicability of ISP98 and UCP; Limitation of Liability. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued, the rules of the ISP shall apply to each Letter of Credit. Notwithstanding the foregoing, the L/C Issuer shall not be responsible to the Borrower for, and the L/C Issuer’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of the L/C Issuer required or permitted under any law, order or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where the L/C Issuer or the beneficiary is located, the practice stated in the ISP or the UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade – International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law and Practice, whether or not any Letter of Credit chooses such law or practice.
(i)    Letter of Credit Fees. The Borrower shall pay Letter of Credit fees as set forth in Section 2.09.
(j)    Conflict with Letter of Credit Application. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.
(k)    Multiple L/C Issuers. The Borrower may select which L/C Issuer it requests to issue a Letter of Credit.

2.04	Additional Provisions with respect to Swing Line Loans.
(a)    Borrowing Procedures. Each Swing Line Borrowing shall be made upon the Borrower’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) a Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Loan Notice. Each such Loan Notice must be received by the Swing Line Lender and the Administrative Agent not later than 12:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum of One Hundred Thousand Dollars ($100,000), and (ii) the requested borrowing date, which shall be a Business Day. Promptly after receipt by the Swing Line Lender of any Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Lender) prior to 2:00 p.m. on the date of the proposed Swing Line Borrowing (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in this Article II, or (B) that one or more of the applicable conditions specified in Section 4.02 is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Loan Notice, make the amount of its Swing Line Loan available to the Borrower by crediting the account of the Borrower on the books of the Swing Line Lender in Same Day Funds.
(b)    Refinancing.
(i)    The Swing Line Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swing Line Lender to so request on its behalf), that each Revolving Lender make a Revolving Loan that is a Base Rate Loan in an amount equal to such Revolving Lender’s Revolving Commitment Percentage of Swing Line Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, the unutilized portion of the Aggregate Revolving Commitments or the conditions set forth in Section 4.02. The Swing Line Lender shall furnish the Borrower with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Lender shall make an amount equal to its Revolving Commitment Percentage of the amount specified in such Loan Notice available to the Administrative Agent in Same Day Funds for the account of the Swing Line Lender at the Administrative Agent’s Office not later than 2:00 p.m. on the day specified in such Loan Notice, whereupon, subject to Section 2.04(b)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Revolving Loan that is a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swing Line Lender.
(ii)    If for any reason any Swing Line Loan cannot be refinanced by such a Borrowing of Revolving Loans in accordance with Section 2.04(b)(i), the request for Revolving Loans submitted by the Swing Line Lender as set forth herein shall be deemed to be a request by the Swing Line Lender that each of the Revolving Lenders fund its risk participation in the relevant Swing Line Loan and each Revolving Lender’s payment to the Administrative Agent for the account of the Swing Line Lender pursuant to Section 2.04(b)(i) shall be deemed payment in respect of such participation.
(iii)    If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swing Line Lender any amount required to be paid by such Revolving Lender pursuant to the foregoing provisions of this Section 2.04(b) by the time specified in Section 2.04(b)(i), the Swing Line Lender shall be entitled to recover from such Revolving Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swing Line Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swing Line Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swing Line Lender in connection with the foregoing. A certificate of the Swing Line Lender submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (iii) shall be conclusive absent manifest error.
(iv)    Each Revolving Lender’s obligation to make Revolving Loans or to purchase and fund risk participations in Swing Line Loans pursuant to this Section 2.04(b) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any set‑off, counterclaim, recoupment, defense or other right that such Revolving Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or Event of Default, (C) non‑compliance with the conditions set forth in Section 4.02, or (D) any other occurrence, event or condition, whether or not similar to any of the foregoing. No such purchase or funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swing Line Loans, together with interest as provided herein.
(c)    Repayment of Participations.
(i)    At any time after any Revolving Lender has purchased and funded a risk participation in a Swing Line Loan, if the Swing Line Lender receives any payment on account of such Swing Line Loan, the Swing Line Lender will distribute to such Revolving Lender its Revolving Commitment Percentage of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender’s risk participation was funded) in the same funds as those received by the Swing Line Lender.
(ii)    If any payment received by the Swing Line Lender in respect of principal or interest on any Swing Line Loan is required to be returned by the Swing Line Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the Swing Line Lender in its discretion), each Revolving Lender shall pay to the Swing Line Lender its Revolving Commitment Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swing Line Lender.
(d)    Interest for Account of Swing Line Lender. The Swing Line Lender shall be responsible for invoicing the Borrower (by delivery of an invoice or other notice to the Borrower) for interest on the Swing Line Loans. Until each Revolving Lender funds its Revolving Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Lender’s Revolving Commitment Percentage of any Swing Line Loan, interest in respect thereof shall be solely for the account of the Swing Line Lender.

(e)    Payments Directly to Swing Line Lender. The Borrower shall make all payments of principal and interest in respect of the Swing Line Loans directly to the Swing Line Lender.

2.05	Repayment of Loans.
(a)    Revolving Loans. The Borrower shall repay to the Revolving Lenders on the Revolver Termination Date the aggregate principal amount of Revolving Loans outstanding on such date.
(b)    Swing Line Loans. The Borrower shall repay each Swing Line Loan on the earliest to occur of (i) the date five (5) Business Days after such Loan is made and (ii) the Revolver Termination Date.
(c)    Term Loans. The Borrower shall repay to the Term Loan Lenders on the Term Loan Termination Date the aggregate principal amount of Term Loans outstanding on such date.

2.06	Prepayments.
(a)    Voluntary Prepayments. The Loans may be repaid in whole or in part without premium or penalty (except, in the case of Loans other than Base Rate Loans, amounts payable pursuant to Section 3.05); provided, that (i) notice thereof must be received by 11:00 a.m. by the Administrative Agent (A) at least three (3) Business Days prior to the date of prepayment of Eurodollar Loans, and (B) on the Business Day prior to the date of prepayment of Base Rate Loans, and (ii) any such prepayment shall be in a minimum principal amount of $500,000 and integral multiples of $100,000 in excess thereof, in the case of Eurodollar Loans, and a minimum principal amount of $500,000 and integral multiples of $100,000 in excess thereof, in the case of Base Rate Loans, or, in each case, the entire principal amount thereof, if less. Each such notice of voluntary repayment hereunder shall be irrevocable and shall specify the date and amount of prepayment and the Loans and Types of Loans which are to be prepaid. The Administrative Agent will give prompt notice to the applicable Lenders of any prepayment on the Loans and the Lender’s interest therein. Prepayments of Eurodollar Loans hereunder shall be accompanied by accrued interest thereon and breakage amounts, if any, under Section 3.05. Subject to Section 2.15, each such prepayment shall be applied to the Revolving Loans of the Lenders in accordance with their respective Revolving Commitment Percentages.
(b)    [Reserved].
(c)    Application. Within each Loan, prepayments will be applied first to Base Rate Loans, then to Eurodollar Loans in direct order of Interest Period maturities. In addition:
(i)    Voluntary Prepayments. Voluntary prepayments shall be applied as specified by the Borrower. Voluntary prepayments on the Revolving

Obligations and on the Term Loans will be paid by the Administrative Agent to the Revolving Lenders or the Term Loan Lenders, as applicable, ratably in accordance with their respective interests therein.
(ii)    [Reserved].

2.07	Termination or Reduction of Commitments.
The Revolving Commitments and the Term Loan Commitments hereunder may be permanently reduced in whole or in part by notice from the Borrower to the Administrative Agent; provided, that (i) any such notice thereof must be received by 11:00 a.m. at least - (5) Business Days prior to the date of reduction or termination and any such reduction shall be in a minimum principal amount of Ten Million Dollars ($10,000,000) and integral multiples of One Million Dollars ($1,000,000) in excess thereof; (ii) the Revolving Commitments may not be reduced to an amount less than the Revolving Obligations then outstanding; and (iii) if, after giving effect to any reduction of the Revolving Commitments, the L/C Committed Amount, or the Swing Line Committed Amount exceeds the amount of the Revolving Commitments, such sublimit or committed amount shall be automatically reduced by the amount of such excess. The Administrative Agent shall give prompt notice to the Revolving Lenders or the Term Loan Lenders, as applicable, of any such reduction in the Revolving Commitments or the Term Loan Commitments. The amount of any Aggregate Revolving Commitment reduction shall not be applied to the L/C Committed Amount unless otherwise specified by the Borrower. Any reduction of the Revolving Commitments or the Term Loan Commitments shall be applied to the respective Revolving Commitment or Term Loan Commitment of each such Lender according to its Revolving Commitment Percentage or Term Loan Commitment Percentage thereof, as applicable. All commitment or other fees accrued until the effective date of any termination of the Revolving Commitments or the Term Loan Commitments, as the case may be, shall be paid on the effective date of such termination.

2.08	Interest.
(a)    Subject to the provisions of Subsection (b) and Subsection (c) below, (i) each Eurodollar Loan (other than Swing Line Loans) shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Rate, (ii) each Loan that is a Base Rate Loan (other than Swing Line Loan) shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate, and (iii) each Swing Line Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Daily Floating Eurodollar Rate plus the Applicable Rate.
(b)    If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.

(c)    If any amount (other than principal of any Loan) payable by the Borrower under any Credit Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws.
(d)    Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.
(e)    Interest on each Loan shall be due and payable in arrears for the prior calendar month on the tenth (10th) day of each calendar month. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

2.09	Fees.
(a)    Unused Fees.
(i)    Unused Revolver Fee. From and after the Closing Date, the Borrower agrees to pay the Administrative Agent for the ratable benefit of the Revolving Lenders an unused fee (the “Unused Revolver Fee”) computed at the Unused Revolver Fee Rate on the average daily amount of the Available Commitments during the period for which payment is made. To the extent applicable, the Unused Revolver Fee shall accrue at all times during the Commitment Period (and thereafter so long as Revolving Obligations shall remain outstanding), including periods during which the conditions to Extensions of Credit in Section 4.02 may not be met, and shall be payable quarterly in arrears on the tenth (10th) day following the last day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the Termination Date (and, if applicable, thereafter on demand); provided that pursuant to Section 2.15(a)(iii), (i) no Unused Revolver Fee shall accrue on the Revolving Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender and (ii) any Unused Revolver Fee accrued with respect to the Revolving Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender. The Administrative Agent shall distribute the Unused Revolver Fee to the Revolving Lenders pro rata in accordance with the respective Revolving Commitments of the Revolving Lenders.
(b)    Upfront and Other Fees. The Borrower agrees to pay to the Administrative Agent for the benefit of the Lenders the upfront and other fees provided in the Fee Letter.
(c)    Letter of Credit Fees.

(i)    Letter of Credit Fee. In consideration of the L/C Commitment hereunder, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Revolving Lenders an annual fee (the “Letter of Credit Fee”) with respect to each Letter of Credit issued hereunder equal to (A) the Applicable Rate per annum multiplied by (B) the average daily maximum amount available to be drawn under such Letter of Credit (whether or not such maximum amount is then in effect under such Letters of Credit) from the date of issuance to the date of expiration. The Letter of Credit Fee shall be computed on a quarterly basis in arrears and shall be payable quarterly in arrears on the tenth (10th) day after the end of each March, June, September and December, commencing on the first such date to occur after the Closing Date, and on the Termination Date (and, if applicable, thereafter on demand); provided, however, any Letter of Credit Fees otherwise payable for the account of a Defaulting Lender with respect to any Letter of Credit as to which such Defaulting Lender has not provided Cash Collateral satisfactory to the L/C Issuer pursuant to Section 2.03 shall be payable, to the maximum extent permitted by applicable Law, to the other Revolving Lenders in accordance with the upward adjustments in their respective Revolving Commitment Percentage allocable to such Letter of Credit pursuant to Section 2.15(a)(iv), with the balance of such fee, if any, payable to the L/C Issuer for its own account.
(ii)    L/C Issuer Fees. In addition to the Letter of Credit Fee, the Borrower agrees to pay to the L/C Issuer for its own account without sharing by the other Lenders (A) with the issuance of each such Letter of Credit, a fronting fee of one eighth of one percent (0.125%) per annum on the maximum amount available to be drawn under Letters of Credit issued by it from the date of issuance to the date of expiration, and (B) upon the issuance, amendment, negotiation, transfer and/or conversion of any Letters of Credit or any other action or circumstance requiring administrative action on the part of the L/C Issuer with respect thereto, customary charges of the L/C Issuer with respect thereto (collectively, the “L/C Issuer Fees”).
(d)    Administrative Agent’s Fees. The Borrower agrees to pay the Administrative Agent such fees as provided in the Fee Letter or as may be otherwise agreed by the Administrative Agent and the Borrower from time to time.
(e)    Other Fees.
(i)    The Borrower shall pay to the Arranger and the Administrative Agent for their own respective accounts fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.
(ii)    The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever.

2.10	Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate.
(a)    All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to the Eurodollar Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360‑day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365‑day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid; provided, that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.11(a), bear interest for one day.
(b)    If, as a result of any restatement of or other adjustment to the financial statements of the Credit Parties or for any other reason related to the finances of the Credit Parties, any Credit Party or the Lenders determine that (i) the Consolidated Leverage Ratio as calculated by the Credit Parties as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Leverage Ratio would have resulted in higher pricing for such period, the Credit Parties shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States or any other Debtor Relief Law, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This paragraph shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under Section 2.03(c)(iii), 2.03(i) or 2.08(b) or under Article VIII. The Credit Parties obligations under this paragraph shall survive the termination of the Aggregate Revolving Committed Amount, the Aggregate Term Loan Committed Amount and the repayment of all other Obligations hereunder.

2.11	Payments Generally.
(a)    All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Revolving Commitment Percentage or Term Loan Commitment Percentage (or other applicable share as provided herein), as applicable, of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the immediately succeeding Business Day and any applicable interest or fee shall continue to accrue.

(b)    Subject to the definition of “Interest Period” in Section 1.01, if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.
(c)    Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date (or in the case of any Base Rate Loan, prior to 12:00 (Noon) on the date of such Borrowing) any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then:
(i)    if the Borrower fails to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation; and
(ii)    if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in Same Day Funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Revolving Commitment or Term Loan Commitment or to prejudice any rights that the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.
A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Subsection (c) shall be conclusive, absent manifest error.

(d)    If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Extension of Credit set forth in Section 4.02 are not satisfied or waived in accordance with the terms hereof or for any other reason, the Administrative Agent shall promptly return such funds (in like funds as received from such Lender) to such Lender, without interest.
(e)    The obligations of the Term Loan Lenders hereunder to make Term Loans and of the Revolving Lenders hereunder to make Revolving Loans and to fund participations in Letters of Credit and Swing Line Loans and to make payments pursuant to Section 10.04(c) are several and not joint. The failure of any Lender to make any Loan or to fund any such participation or to make payments pursuant to Section 10.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, nor relieve Borrower from any obligations hereunder to the Lenders which fulfill such obligations and no Lender shall be responsible for the failure of any other Lender to so make its Loan or purchase its participation or to make its payments pursuant to Section 10.04(c).
(f)    Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.
(g)    If at any time insufficient funds are received by or are available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward costs and expenses (including Attorney Costs and amounts payable under Article III) incurred by the Administrative Agent and each Lender, (ii) second, toward repayment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, toward repayment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties.

2.12	Sharing of Payments.
If any Lender shall obtain on account of the Loans made by it, or the participations in L/C Obligations or in Swing Line Loans held by it (excluding any amounts applied by the Swing Line Lender to outstanding Swing Line Loans and excluding any amounts received by the L/C Issuer and/or Swing Line Lender to secure the obligations of a Defaulting Lender to fund risk participations hereunder), any payment (whether voluntary, involuntary, through the exercise of any right of set‑off, or otherwise, but excluding any payments made to a Lender in error by the Administrative Agent (which such payments shall be returned by the Lender to the Administrative Agent immediately upon such Lender’s obtaining knowledge that such payment was made in error)) in excess of its ratable share (or other share contemplated hereunder) thereof, such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them and/or such subparticipations in the participations in L/C Obligations or Swing Line Loans held by them, as the case may be, as shall be necessary to cause such purchasing Lender to share the excess payment in respect of such Loans or such participations, as the case may be, pro rata with each of them; provided, however, that (i) if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (A) the amount of such paying Lender’s required repayment to (B) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered, without further interest thereon and (ii) the provisions of this Section shall not be construed to apply to (A) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 2.14, or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or subparticipations in L/C Obligations or Swing Line Loans to any assignee or participant, other than an assignment to any Credit Party or any Subsidiary thereof (as to which the provisions of this Section shall apply). The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set‑off, but subject to Section 10.09) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Credit Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased.

2.13	Evidence of Debt.
(a)    The Extension of Credit made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Extension of Credit made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. The Borrower shall execute and deliver to the Administrative Agent a Note for each Lender, requesting a Note, which Note shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto.
(b)    In addition to the accounts and records referred to in Section 2.13(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swing Line Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error.

2.14	Cash Collateral.
(a)    Certain Credit Support Events. If (i) the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, (ii) as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, (iii) the Borrower shall be required to provide Cash Collateral pursuant to Section 8.02(c), or (iv) there shall exist a Defaulting Lender, the Borrower shall immediately (in the case of clause (iii) above) or within one Business Day (in all other cases) following any request by the Administrative Agent or the L/C Issuer, provide Cash Collateral in an amount not less than the applicable Minimum Collateral Amount (determined in the case of Cash Collateral provided pursuant to clause (iv) above, after giving effect to Section 2.15(a)(iv) and any Cash Collateral provided by the Defaulting Lender). Additionally, if the Administrative Agent notifies the Borrower at any time that the Outstanding Amount of all L/C Obligations at such time exceeds 105% of the L/C Committed Amount then in effect, then, within two Business Days after receipt of such notice, the Borrower shall provide Cash Collateral for the Outstanding Amount of the L/C Obligations in an amount not less than the amount by which the Outstanding Amount of all L/C Obligations exceeds the L/C Committed Amount.
(b)    Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.14(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency. All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America. The Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral.
(c)    Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.14 or Sections 2.03, 2.04, 2.06, 2.15 or 8.02 in respect of Letters of Credit or Swing Line Loans shall be held and applied to the satisfaction of the specific L/C Obligations, Swing Line Loans, obligations to fund participations therein (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein.
(d)    Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including by the termination of Defaulting Lender status of the applicable Lender (or, as appropriate, its assignee following compliance with Section 10.07(b))) or (ii) the Administrative Agent’s good faith determination that there exists excess Cash Collateral; provided, however, (x) that Cash Collateral furnished by or on behalf of a Credit Party shall not be released during the continuance of a Default or Event of Default (and following application as provided in this Section 2.14 may be otherwise applied in accordance with Section 8.03), and (y) the Person providing Cash Collateral and the L/C Issuer or Swing Line Lender, as applicable, may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations.

2.15	Defaulting Lenders.
(a)    Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law:
(i)    Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 10.01.
(ii)    Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 10.09 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, in the case of a Defaulting Lender that is a Revolving Lender, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuer or Swing Line Lender hereunder; third, in the case of a Defaulting Lender that is a Revolving Lender, to Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.14; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, in the case of a Defaulting Lender that is a Revolving Lender, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.14; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swing Line Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or the Swing Line Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swing Line Loans are held by the Lenders pro rata in accordance with the Revolving Commitments hereunder without giving effect to Section 2.15(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)    Certain Fees.
(A)    No Defaulting Lender shall be entitled to receive any fee payable under Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).

(B)    Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Commitment Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.14.
(C)    With respect to any fee payable under Section 2.09(a) or any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swing Line Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the L/C Issuer and Swing Line Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s or Swing Line Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.
(iv)    Reallocation of Revolving Commitment Percentage to Reduce Fronting Exposure. In the case of a Defaulting Lender that is a Revolving Lender, all or any part of such Defaulting Lender’s participation in L/C Obligations and Swing Line Loans shall be reallocated among the Non-Defaulting Lenders that are Revolving Lenders in accordance with their respective Revolving Commitment Percentage (calculated without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that (x) the conditions set forth in Section 4.02 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. Subject to Section 10.25, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(v)    Cash Collateral, Repayment of Swing Line Loans. If the reallocation described in clause (a)(iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under applicable Law, (x) first, prepay Swing Line Loans in an amount equal to the Swing Line Lenders’ Fronting Exposure and (y) second, Cash Collateralize the L/C Issuers’ Fronting Exposure in accordance with the procedures set forth in Section 2.14.

(b)    Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swing Line Lender and the L/C Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swing Line Loans to be held on a pro rata basis by the Lenders in accordance with their Revolving Commitment Percentage (without giving effect to Section 2.15(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.

2.16	Extension of Termination Date.
(a)    Requests for Extension. The Borrower may, at its option, on a one-time basis during the term of this Credit Agreement, by notice to the Administrative Agent (who shall promptly notify the Lenders) not earlier than 90 days and not later than 30 days prior to the Applicable Termination Date then in effect (the date of such notice, the “Extension Request Date”), elect to extend the Revolver Termination Date or the Term Loan Termination Date for an additional year from the Applicable Termination Date then in effect hereunder.
(b)    Conditions to Effectiveness of Extensions. Notwithstanding the foregoing, any extension of the Revolver Termination Date or the Term Loan Termination Date pursuant to this Section shall not be effective unless:
(i)    no Default exists on the date of the request, date of such extension and after giving effect thereto;
(ii)    the representations and warranties of the Credit Parties contained in this Credit Agreement and the other Credit Documents are true and correct in all material respects on such request date and on and as of the date of such extension of the Applicable Termination Date (except to the extent that any such representation and warranty is qualified by materiality or reference to a Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects), other than those representations and warranties which specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except to the extent that any such representation and warranty is qualified by materiality or reference to a Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects as of such earlier date); provided, for purposes of this

Section 2.16, the representations and warranties contained in Subsections (a) and (b) of Section 5.01 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01;
(iii)    the Administrative Agent shall have received a Compliance Certificate signed by a Responsible Officer of the Borrower (which shall include, without limitation, calculation of the financial covenants) certifying that the Credit Parties are in compliance on a Pro Forma Basis (as of the date of such extension of the Applicable Termination Date) with each financial covenant contained in Section 6.12;
(iv)    the Administrative Agent shall have received, for the benefit of the extending Lenders (to be allocated on a pro rata basis after giving effect to such extension) from the Borrower an extension fee in aggregate amount equal to 0.20% of (A) in the case of an extension of the Revolver Termination Date, the Aggregate Revolving Commitments or (B) in the case of an extension of the Term Loan Termination Date, the outstanding principal amount of the Term Loans, as applicable, immediately after giving effect to any such extension.
(c)    Adjustment to Capitalization Rate. If the Borrower elects to extend any Applicable Termination Date, the Required Lenders may elect to increase or decrease the capitalization rate by up to 0.50% in connection with such extension, if the Required Lenders determine in good faith that such change is consistent with changes in the market capitalization rate between the Closing Date and the Extension Request Date. If the Required Lenders elect to increase or decrease the Capitalization Rate, the Administrative Agent shall notify the Borrower of the amount of such increase or decrease no later than 30 days following the Extension Request Date.
(d)    Conflicting Provisions. This Section shall supersede any provisions in Section 2.14 and Section 10.01 to the contrary.
ARTICLE III
TAXES, YIELD PROTECTION AND ILLEGALITY

3.01	Taxes.
(a)    Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.
(i)    Any and all payments by or on account of any obligation of any Credit Party under any Credit Document shall be made without deduction or withholding for any Taxes, except as required by applicable Laws. If any applicable Laws (as determined in the good faith discretion of a Credit Party or the Administrative Agent, as applicable) require the deduction or withholding of any Tax from any such payment by the Administrative Agent or a Credit Party, then the Administrative Agent or such Credit Party shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

(ii)    If any Credit Party or the Administrative Agent shall be required by the Internal Revenue Code to withhold or deduct any Taxes, including both United States Federal backup withholding and withholding Taxes, from any payment, then (A) the Administrative Agent shall withhold or make such deductions as are determined by the Administrative Agent to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Administrative Agent shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Internal Revenue Code, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Credit Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(iii)    If any Credit Party or the Administrative Agent shall be required by any applicable Laws other than the Internal Revenue Code to withhold or deduct any Taxes from any payment, then (A) such Credit Party or the Administrative Agent, as required by such Laws, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) such Credit Party or the Administrative Agent, to the extent required by such Laws, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Laws, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the applicable Credit Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.
(b)    Payment of Other Taxes by the Borrower. Without limiting the provisions of Subsection (a) above, Credit Parties shall timely pay to the relevant Governmental Authority in accordance with applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(c)    Tax Indemnifications.
(i)    Each of the Credit Parties shall, and does hereby, jointly and severally indemnify each Recipient, and shall make payment in respect thereof within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant

Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the L/C Issuer (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender or the L/C Issuer, shall be conclusive absent manifest error. Each of the Credit Parties shall, and does hereby, jointly and severally indemnify the Administrative Agent, and shall make payment in respect thereof within 10 days after demand therefor, for any amount which a Lender or the L/C Issuer for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 3.01(c)(ii) below.
(ii)    Each Lender and the L/C Issuer shall, and does hereby, severally indemnify, and shall make payment in respect thereof within 10 days after demand therefor, (x) the Administrative Agent against any Indemnified Taxes attributable to such Lender or the L/C Issuer (but only to the extent that any Credit Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Credit Parties to do so), (y) the Administrative Agent and the Credit Parties, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 10.07(d) relating to the maintenance of a Participant Register and (z) the Administrative Agent and the Credit Parties, as applicable, against any Excluded Taxes attributable to such Lender or the L/C Issuer, in each case, that are payable or paid by the Administrative Agent or a Credit Party in connection with any Credit Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender and the L/C Issuer hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender or the L/C Issuer, as the case may be, under this Agreement or any other Credit Document against any amount due to the Administrative Agent under this clause (ii).
(d)    Evidence of Payments. Upon request by the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by the Borrower or by the Administrative Agent to a Governmental Authority as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Laws to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.
(e)    Status of Lenders; Tax Documentation.
(i)    Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Credit Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)    Without limiting the generality of the foregoing,
(A)    any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding Tax;
(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(I)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Credit Document, executed copies of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Credit Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(II)    executed copies of IRS Form W-8ECI;

(III)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E; or

(IV)    to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;

(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)    if a payment made to a Lender under any Credit Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be

necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
(iii)    Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(f)    Treatment of Certain Refunds. Unless required by applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender or the L/C Issuer, or have any obligation to pay to any Lender or the L/C Issuer, any refund of Taxes withheld or deducted from funds paid for the account of such Lender or the L/C Issuer, as the case may be. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Credit Party or with respect to which any Credit Party has paid additional amounts pursuant to this Section 3.01, it shall pay to the Credit Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by a Credit Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Credit Party, upon the request of the Recipient, agrees to repay the amount paid over to the Credit Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to the Credit Party pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to any Credit Party or any other Person.
(g)    Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender or the L/C Issuer, the termination of the Revolving Commitments and the repayment, satisfaction or discharge of all other Obligations.

3.02	Illegality.

If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its Lending Office to make, maintain or fund Loans whose interest is determined by reference to the Eurodollar Rate, or to determine or charge interest rates based upon the Eurodollar Rate, or any Governmental Authority has imposed material restrictions on the authority of such Lender to purchase or sell, or to take deposits of, Dollars in the London interbank market, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, (i) any obligation of such Lender to make or continue Eurodollar Loans or to convert Base Rate Loans to Eurodollar Loans shall be suspended, and (ii) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Eurodollar Rate component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon demand from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurodollar Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Eurodollar Rate component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurodollar Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Loans and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Eurodollar Rate, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Eurodollar Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Eurodollar Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. Each Lender at its option may make any Extension of Credit by causing any domestic or foreign branch or Affiliate of such Lender to make such Extension of Credit; provided that any exercise of such option shall not affect the obligation of the Credit Parties to repay such Extension of Credit in accordance with the terms of this Credit Agreement.

3.03	Inability to Determine Rates.
If the Required Revolving Lenders or the Required Term Loan Lenders, as applicable, determine that for any reason in connection with any request for a Eurodollar Loan or a conversion to or continuation thereof that (a) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such Eurodollar Loan, (b) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Loan or in connection with an existing or proposed Base Rate Loan, or (c) the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Loans shall be suspended, and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base

Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Loans or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

3.04	Increased Costs; Reserves on Eurodollar Loans.
(a)    Increased Costs Generally. If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in the Eurodollar Rate, other than as set forth below) or the L/C Issuer;
(ii)    subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)    impose on any Lender or the L/C Issuer or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan the interest on which is determined by reference to the Eurodollar Rate (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrower will pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.
(b)    Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swing Line Loans held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower shall pay to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered.
(c)    Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in Subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.
(d)    Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).
(e)    Additional Reserve Requirements. The Borrower shall pay to the Administrative Agent for the account of each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurodollar funds or deposits (currently known as “Eurodollar liabilities”), additional interest on the unpaid principal amount of each Eurodollar Loan equal to the actual costs of such reserves allocated to such Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Eurodollar Loans, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive), which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least 10 days’ prior notice (with a copy to the Administrative Agent) of such additional interest or costs from such Lender. If a Lender fails to give notice 10 days prior to the relevant each date on which interest is payable on such Loan, such additional interest or costs shall be due and payable 10 days from receipt of such notice.

3.05	Compensation for Losses.
Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:
(a)    any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise);
(b)    any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower; or
(c)    any assignment of a Eurodollar Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 10.16;
including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing.
For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.05, each Lender shall be deemed to have funded each Eurodollar Loan made by it at the Eurodollar Rate used in determining the Eurodollar Rate for such Loan by a matching deposit or other borrowing in the offshore interbank market for a comparable period, whether or not such Eurodollar Loan was in fact so funded.

3.06	Mitigation Obligations; Replacement of Lenders.
(a)    Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment.

(b)    Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different Lending Office in accordance with Section 3.06(a), the Borrower may replace such Lender in accordance with Section 10.16.

3.07	Survival.
All of the Borrower’s obligations under this Article III shall survive termination of the Commitments, repayment of all other Obligations hereunder, and resignation of the Administrative Agent.
ARTICLE IV
CONDITIONS PRECEDENT TO EXTENSION OF CREDIT

4.01	Conditions to Effectiveness of Credit Agreement.
The obligation of the Lenders to make the initial Extension of Credit hereunder is subject to the satisfaction of each of the following conditions in all material respects on or prior to the Closing Date as shall not have been expressly waived in writing by the Administrative Agent and Lenders.
(a)    Credit Documents, Organization Documents, Etc. The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Credit Party, each dated the Closing Date (or, in the case of certificates of governmental officials, a recent date before the Closing Date) and each in form and substance satisfactory to the Administrative Agent:
(i)    executed counterparts of this Credit Agreement and the other Credit Documents;
(ii)    a Note executed by the Borrower in favor of each Lender requesting a Note;
(iii)    copies of the Organization Documents of each Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary, assistant secretary, general counsel or executive vice president of such Credit Party to be true and correct as of the Closing Date;
(iv)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Credit Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible

Officer in connection with this Credit Agreement and the other Credit Documents to which such Credit Party is a party; and
(v)    such documents and certifications as the Administrative Agent may reasonably require to evidence that each Credit Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in the jurisdiction of their incorporation or organization.
(b)    Opinions of Counsel. The Administrative Agent shall have received, in each case dated as of the Closing Date and in form and substance reasonably satisfactory to the Administrative Agent a legal opinion of (i) Cox, Castle & Nicholson LLP, special New York and Delaware counsel for the Credit Parties and (ii) special local counsel for the Credit Parties for the state of Maryland, in each case addressed to the Administrative Agent and the Lenders.
(c)    Officer’s Certificates. The Administrative Agent shall have received a certificate or certificates executed by a Responsible Officer of the Borrower as of the Closing Date, in a form reasonably satisfactory to the Administrative Agent, stating that (i) each Credit Party is in compliance in all material respects with all existing financial obligations (whether pursuant to the terms and conditions of this Credit Agreement or otherwise), (ii) all governmental, stockholder and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained, (iii) no action, suit, investigation or proceeding is pending, or to the knowledge of the Credit Parties threatened, in any court or before any arbitrator or governmental instrumentality that purports to affect any Consolidated Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could have a Material Adverse Effect, (iv) immediately prior to and following the transactions contemplated herein, each of the Credit Parties shall be Solvent, and (v) immediately after the execution of this Credit Agreement and the other Credit Documents, (A) no Default or Event of Default exists and (B) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects), other than those representations and warranties which expressly relate to an earlier date, in which case, they were true and correct in all material respects (except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty was true and correct in all respects) as of such earlier date.
(d)    [Intentionally Omitted].
(e)    Financial Statements. Receipt by the Administrative Agent and the Lenders of (i) pro forma projections of financial statements (balance sheet, income and cash flows) for each of the fiscal years of the Consolidated Parties through December 31, 2018 and (ii) such other information relating to the Consolidated Parties as the Administrative Agent may reasonably require in connection with the structuring and syndication of credit facilities of the type described herein.

(f)    [Intentionally Omitted].
(g)    Consents/Approvals. The Credit Parties shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (i) any applicable Law or (ii) any agreement, document or instrument to which any Credit Party is a party or by which any of them or their respective properties is bound, except for such approvals, consents, waivers, filings and notices the receipt, making or giving of which would not reasonably be likely to (A) have a Material Adverse Effect, or (B) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect the ability of the Borrower or any other Credit Party to fulfill its respective obligations under the Credit Documents to which it is a party.
(h)    Material Adverse Effect. No event or condition or series of events or conditions in the aggregate has occurred that has had or could reasonably be expected to have, a Material Adverse Effect.
(i)    Fees and Expenses. Payment by the Credit Parties to the Administrative Agent of all fees and expenses relating to the preparation, execution and delivery of this Credit Agreement and the other Credit Documents which are due and payable on the Closing Date, including, without limitation, payment to the Administrative Agent of the fees set forth in the Fee Letter.
(j)    Personal Property Collateral. The Administrative Agent shall have received (in each case in form and substance reasonably satisfactory to the Administrative Agent):
(A)    searches of Uniform Commercial Code filings in the state of incorporation of each Pledgor (as defined in the Pledge Agreement) or where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Pledged Collateral (as defined in the Pledge Agreement), copies of the financing statements on file in such jurisdictions and evidence that no Liens exist on the Pledged Collateral other than Permitted Liens;
(B)    UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the Pledged Collateral; and
(C)    certificates (if any) representing the Pledged Collateral referred to in the Pledge Agreement accompanied by undated stock powers executed in blank and instruments evidencing any pledged debt indorsed in blank.
Without limiting the generality of the provisions of Section 9.03, for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

4.02	Conditions to All Extensions of Credit.
The obligation of any Lender to make any Extension of Credit hereunder is subject to the satisfaction of such of the following conditions on or prior to the proposed date of the making of such Extension of Credit:
(a)    The Administrative Agent shall receive the applicable Request for Extension of Credit and the conditions set forth in Section 4.01 for the initial Extension of Credit shall have been met as of the Closing Date;
(b)    No Default shall have occurred and be continuing immediately before the making of such Extension of Credit and no Default would exist immediately thereafter;
(c)    The representations and warranties of the Credit Parties made in or pursuant to this Agreement and the other Credit Documents shall be true in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) as of the date of such Extension of Credit, other than those representations and warranties which expressly relate to an earlier date, in which case, they were true and correct in all material respects (except to the extent that any representation and warranty is qualified by materiality, in which case such representation and warranty shall be true and correct in all respects) as of such earlier date;
(d)    Immediately following the making of such Extension of Credit, (i) the Outstanding Amount of the Revolving Obligations shall not exceed the Aggregate Revolving Committed Amount and (ii) the Outstanding Amount of the Term Loan Obligations shall not exceed the Aggregate Term Loan Committed Amount;
(e)    With respect to the initial Extension of Credit and with respect to any Extension of Credit prior to December 31, 2016, the Administrative Agent shall have received an Unencumbered Property Certificate as of the date of each such Extension of Credit made or requested hereunder (which may include acquisitions occurring simultaneous with such Extension of Credit as of such date), substantially in the form of Exhibit C, duly completed and executed by a Responsible Officer of the Borrower;
(f)    With respect to the initial Extension of Credit and with respect to any Extension of Credit prior to December 31, 2016, the Administrative Agent shall have received a Compliance Certificate, substantially in the form of Exhibit D, signed by a Responsible Officer of the Borrower and including (i) pro forma calculations for the current fiscal quarter based on the amounts set forth in the most recently delivered financial statements and taking into account (X) any Extension of Credit made or requested hereunder as of such date and (Y) any acquisitions occurring during such current fiscal quarter, including, without limitation any acquisition to occur simultaneous with such Extension of Credit as of such date and (ii) pro forma calculations of all financial covenants contained herein for each of the following four (4) fiscal quarters (based on the projections set forth in the materials delivered pursuant to clause (e) of Section 4.01);
(g)    With respect to the initial Extension of Credit and with respect to any Extension of Credit prior to December 31, 2016, to the extent such Extension of Credit is to be used by the Borrower to simultaneously acquire Real Property Assets, the Borrower shall provide such information regarding such acquisition as the Administrative Agent or any Lender (through the Administrative Agent) may from time to time reasonably request, including without limitation, (i) a copy of the applicable purchase/sale agreements and (ii) closing and settlement statements, disbursement agreements and escrow agreements, in each case with a title company reasonably acceptable to the Administrative Agent. It being understood and agreed that disbursement agreements and escrow agreements that reasonably relate to an Extension of Credit hereunder, shall be reasonably acceptable to the Administrative Agent. Notwithstanding anything to the contrary contained in this Agreement, neither the Administrative Agent nor any Lender shall have the right to approve or disapprove of an acquisition of Real Property Assets in connection with an Extension of Credit or otherwise.
The making of such Extension of Credit hereunder shall be deemed to be a representation and warranty by the Credit Parties on the date thereof as to the facts specified in clauses (b), (c), and (d) of this Section.

ARTICLE V
REPRESENTATIONS AND WARRANTIES
The Credit Parties represent and warrant, as applicable, to the Administrative Agent and the Lenders that:

5.01	Financial Statements; No Material Adverse Effect.
(a)    The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present in all material respects the financial condition of the Consolidated Parties as of the date thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Consolidated Parties as of the date thereof, including liabilities for taxes, material commitments and Indebtedness.
(b)    During the period from December 31, 2015 to and including the Closing Date, there has been no sale, transfer or other disposition by any Consolidated Party of any material part of the business or Property of the Consolidated Parties, taken as a whole, and no purchase or other acquisition by any of them of any business or property (including any Capital Stock of any other Person) material in relation to the consolidated financial condition of the Consolidated Parties, taken as a whole, in each case, which is not reflected in the foregoing financial statements or in the notes thereto and has not otherwise been disclosed in writing to the Lenders on or prior to the Closing Date.
(c)    The financial statements delivered pursuant to Section 6.01 have been prepared in accordance with GAAP (except as may otherwise be permitted under Section 6.01) and present fairly (on the basis disclosed in the footnotes to such financial statements) in all material respects the consolidated financial condition, results of operations and cash flows of the Consolidated Parties as of such date and for such periods.
(d)    Since the date of the Audited Financial Statements, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect.

5.02	Corporate Existence and Power.
Each of the Credit Parties is a corporation, partnership or limited liability company duly organized or formed, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, has all organizational powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification.

5.03	Corporate and Governmental Authorization; No Contravention.
The execution, delivery and performance by each Credit Party of each Credit Document to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, (i) any Contractual Obligation to which such Person is a party or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law (including Regulation U or Regulation X).

5.04	Binding Effect.
This Credit Agreement has been, and each other Credit Document, when delivered hereunder, will have been, duly executed and delivered by each Credit Party that is a party thereto. This Credit Agreement constitutes, and each other Credit Document when so delivered will constitute, a legal, valid and binding obligation of such Credit Party, enforceable against each Credit Party that is a party thereto in accordance with its terms except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

5.05	Litigation.

There are no judgments, orders, writs or decrees outstanding against any Credit Party or against any of its properties or revenues nor, to the best of such Credit Party’s knowledge, is there now pending or, threatened at law, in equity, in arbitration or before any Governmental Authority, any actions, suits, proceedings, claims or disputes by or against any Credit Party or any of its properties or revenues that (a) purport to affect or pertain to this Credit Agreement or any other Credit Document, or any of the transactions contemplated hereby or (b) either individually or in the aggregate, can reasonably be expected to be determined adversely, and if so determined to have a Material Adverse Effect.

5.06	Compliance with ERISA.
(a)    Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Internal Revenue Code and other Federal or state Laws. Each Plan that is intended to qualify under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the IRS or an application for such a letter is currently being processed by the IRS with respect thereto and, to the knowledge of the Responsible Officers of the Credit Parties, nothing has occurred which would prevent, or cause the loss of, such qualification. The Consolidated Parties and each ERISA Affiliate have made all required contributions to each Plan subject to Section 412 of the Internal Revenue Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Internal Revenue Code has been made with respect to any Plan.
(b)    There are no pending or threatened claims (other than routine claims for benefits), actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. No Consolidated Party nor any ERISA Affiliate or any other Person has engaged in any prohibited transaction or violation of the fiduciary responsibility rules under ERISA or the Internal Revenue Code with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect.
(c)    (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) no Consolidated Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) no Consolidated Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) no Consolidated Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 4212(c) of ERISA.

5.07	Environmental Matters.
Except as could not reasonably be expected to have a Material Adverse Effect:

(a)    Each of the facilities and real properties owned, leased or operated by any Credit Party or any Subsidiary (the “Facilities”) and all operations at the Facilities are in compliance with all applicable Environmental Laws in all material respects and there is no violation, in any material respect, of any Environmental Law with respect to the Facilities or the businesses operated by any Credit Party or any Subsidiary at such time (the “Businesses”), and there are no conditions relating to the Facilities or the Businesses that are likely to give rise to liability under any applicable Environmental Laws.
(b)    None of the Facilities contains, or has previously contained, any Hazardous Materials at, on or under the Facilities in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, applicable Environmental Laws.
(c)    No Credit Party nor any Subsidiary has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Facilities or the Businesses, nor does any Responsible Officer of the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened.
(d)    Hazardous Materials have not been transported or disposed of from the Facilities, or generated, treated, stored or disposed of at, on or under any of the Facilities, in each case by or on behalf of any Credit Party or any Subsidiary in violation of, or in a manner that is likely to give rise to liability under, any applicable Environmental Law.
(e)    No judicial proceeding or governmental or administrative action is pending or threatened, under any Environmental Law to which any Credit Party or any Subsidiary is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any Credit Party, any Subsidiary, the Facilities or the Businesses.
(f)    There has been no release or threat of release of Hazardous Materials at or from the Facilities, or arising from or related to the operations (including, without limitation, disposal) of any Credit Party or any Subsidiary in connection with the Facilities or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that is likely to give rise to liability under any applicable Environmental Laws.

5.08	Margin Regulations; Investment Company Act.
(a)    No Credit Party is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U), or extending credit for the purpose of purchasing or carrying margin stock and no part of the Letters of Credit or proceeds of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock.

(b)    None of the Credit Parties are (i) required to be registered as an “investment company” under the Investment Company Act of 1940 or (ii) subject to regulation under any other Law which limits its ability to incur the Obligations.

5.09	Compliance with Laws.
Each of the Borrower, the Parent and its Subsidiaries is in compliance in all material respects with the requirements of all Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

5.10	Ownership of Property; Liens.
Each of the Borrower, the Parent and its Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests in, all applicable Real Property Assets, except for Permitted Liens and such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 5.10 is a list of all Unencumbered Properties, as such schedule may be updated from time to time pursuant to Section 6.02. The Property of the Parent and its Subsidiaries is subject to no Liens, other than Permitted Liens.

5.11	Corporate Structure; Capital Stock, Etc.
Set forth on Schedule 5.11 is a complete and accurate list of each Credit Party and each Subsidiary of any Credit Party as of the Closing Date, together with (a) jurisdiction of organization, (b) number of shares of each class of Capital Stock outstanding, (c) number and percentage of outstanding shares of each class owned (directly or indirectly) by any Credit Party or any Subsidiary and (d) U.S. taxpayer identification number. Subject to Section 7.03, the Parent has no equity Investments in any other Person other than those specifically disclosed on Schedule 5.11, as such schedule may be updated from time to time pursuant to Section 6.02. The outstanding Capital Stock owned by any Credit Party are validly issued, fully paid and non‑assessable and free of any Liens, warrants, options and rights of others of any kind whatsoever.

5.12	Labor Matters.
There are no collective bargaining agreements or Multiemployer Plans covering the employees of the any Consolidated Party as of the Closing Date and no Consolidated Party (a) has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the five (5) years prior to the Closing Date or (b) to the knowledge of the Responsible Officers of the Borrower, as of the Closing Date there is not any potential or pending strike, walkout or work stoppage.

5.13	No Default.

Neither the Parent nor any of its Subsidiaries (including the Borrower) is in default under or with respect to any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.14	Solvency.
Immediately before and after giving pro forma effect to this Agreement, (a) the Borrower is Solvent and (b) the other Credit Parties are Solvent on a consolidated basis.

5.15	Taxes.
The Parent, the Borrower and Subsidiary have filed all Federal, state and other material tax returns and reports required to be filed, and have paid all Federal, state and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been established in accordance with GAAP. To the knowledge of the Responsible Officers of the Borrower, there is no proposed tax assessment against any Credit Party that would, if made, have a Material Adverse Effect.

5.16	REIT Status.
The Parent is taxed as a “real estate investment trust” within the meaning of Section 856(a) of the Internal Revenue Code.

5.17	Insurance.
The Real Property Assets of the Parent and its Subsidiaries are insured, to Borrower’s knowledge, with financially sound and reputable insurance companies not Affiliates of any Consolidated Party, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the Parent or the applicable Subsidiary operates.

5.18	Intellectual Property; Licenses, Etc.
The Parent, Borrower and its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, franchises, licenses and other intellectual property rights that are reasonably necessary for the operation of their respective businesses, without conflict with the rights of any other Person, except, in each case, where the failure to do so could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Credit Parties, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Parent, Borrower or any Subsidiary infringes upon any rights held by any other Person except where such infringement could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of any Credit Party, threatened, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

5.19	Governmental Approvals; Other Consents.
No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Credit Parties of this Credit Agreement or any other Credit Document (except for those that have already been obtained or made).

5.20	Disclosure.
Each Credit Party has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. To each Credit Party’s knowledge, no report, financial statement, certificate or other information furnished (whether in writing or orally) by or on behalf of any Credit Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Credit Document (in each case, as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading; provided that, with respect to projected financial information, each Credit Party represents only that, to each Credit Party’s knowledge, such information was prepared in good faith based upon assumptions believed to be reasonable at the time, with the understanding that certain of such information is prepared or provided by each Credit Party based upon information and assumptions provided to such Credit Parties by Tenants of such Credit Parties.

5.21	OFAC.
No Credit Party, nor any of their Subsidiaries, nor, to the knowledge of any Credit Party and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by any individual or entity that is (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated nationals, HMT’s Consolidated List of Financial Sanctions Targets and the Investment Ban List, or any similar lit enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction.

5.22	Collateral Documents.
The Collateral Documents create valid security interests in, and Liens on, the Collateral purported to be covered thereby, which security interests and Liens are currently perfected security interests and Liens, prior to all other Liens other than Permitted Liens.

5.23	Anti-Corruption Laws.
Each Credit Party and their Subsidiaries have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and

other similar anti-corruption legislation in other jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

5.24	EEA Financial Institution.
None of the Credit Parties is an EEA Financial Institution.
ARTICLE VI
AFFIRMATIVE COVENANTS
Each Credit Party hereby covenants and agrees that until the Obligations, together with interest, fees and other obligations hereunder, have been paid in full and the Commitments hereunder shall have terminated:

6.01	Financial Statements.
The Credit Parties shall deliver to the Administrative Agent (and the Administrative Agent shall disseminate such information pursuant to the terms of Section 6.02 hereof), in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders:
(a)    as soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Parent, a consolidated balance sheet of the Consolidated Parties as of the end of such fiscal year, and the related consolidated statements of income or operations, changes in stockholders’ equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of Ernst & Young or any independent certified public accountant of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; and
(b)    as soon as available, but in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Parent, a consolidated balance sheet of the Consolidated Parties as of the end of such fiscal quarter, the related consolidated statements of income or operations for such fiscal quarter and for the portion of the Parent’s fiscal year then ended, and the related consolidated statements of changes in stockholders’ equity, and cash flows for the portion of the Parent’s fiscal year then ended, in each case setting forth in comparative form, as applicable, the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting the financial condition, results of operations, stockholders’ equity and cash flows of the Consolidated Parties in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes.

6.02	Certificates; Other Information.

The Credit Parties shall deliver to the Administrative Agent (and the Administrative Agent shall disseminate such information pursuant to the terms of this Section 6.02), in form and detail reasonably satisfactory to the Administrative Agent and the Required Lenders:
(a)    concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b), a duly completed Compliance Certificate signed by a Responsible Officer of the Borrower; which shall include, without limitation, calculation of the financial covenants set forth in Section 6.12 and an update of Schedules 5.10 and 5.11, if applicable;
(b)    within forty five (45) days after the end of each fiscal quarter, an Unencumbered Property Certificate calculated as of the end of the immediately prior fiscal quarter, duly completed and executed by a Responsible Officer of the Borrower; provided, however, the Borrower may, at its option, provide an updated Unencumbered Property Certificate more frequently than quarterly;
(c)    within (i) forty-five (45) days after the end of each fiscal year of the Parent, beginning with the fiscal year ending December 31, 2016, an annual operating forecast of the Consolidated Parties and (ii) within one hundred five (105) days after the end of each fiscal year of the Parent, beginning with the fiscal year ending December 31, 2016 pro forma financial statements for the then current fiscal year and updated versions of the pro forma financial projections delivered in connection with Section 4.01(e) hereof;
(d)    promptly after any request by the Administrative Agent, copies of any detailed audit reports submitted to the board of directors by the independent accountants of the Consolidated Parties (or the audit committee of the board of directors of the Parent) in respect of the Borrower (and, to the extent any such reports are prepared separately for any one or more of the Credit Parties) by independent accountants in connection with the accounts or books of the Borrower (or such Credit Party) or any audit of the Borrower (or such Credit Party));
(e)    promptly after the same are available, (i) copies of each annual report, proxy or financial statement or other material report or communication sent to the stockholders of the Parent, and copies of all annual, regular, periodic and special reports and registration statements which the Parent may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934 or to a holder of any Indebtedness owed by the Parent in its capacity as such holder and not otherwise required to be delivered to the Administrative Agent pursuant hereto and (ii) upon the request of the Administrative Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters;

(f)    promptly upon receipt thereof, a copy of any other material report or “management letter” or recommendations submitted by independent accountants to the Parent in connection with any annual, interim or special audit of the books of the Parent;
(g)    promptly upon any Responsible Officer of the Borrower becoming aware thereof, notice of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect and (iii) any other Default or Event of Default;
(h)    within ten (10) days upon any Responsible Officer of the Borrower becoming aware thereof, material reports detailing income or expenses of any assets directly owned or operated, or which will be included on the balance sheet for purposes of FIN 46, other than as previously disclosed in the Parent’s Form 10-K, 10-Q or any other publicly available information; and
(i)    promptly, such additional information regarding the business, financial or corporate affairs of the Credit Parties, or compliance with the terms of the Credit Documents, as the Administrative Agent or any Lender (through the Administrative Agent) may from time to time reasonably request.
Documents required to be delivered pursuant to Section 6.01 or Section 6.02 or (i) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted by the Administrative Agent (on the Borrower’s behalf) on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third‑party website or whether sponsored by the Administrative Agent); provided, that: the Borrower shall deliver paper copies of such documents to the Administrative Agent or any Lender (through the Administrative Agent) that requests the Borrower to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender (through the Administrative Agent). The Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower or the other Credit Parties with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.
The Credit Parties hereby acknowledge that (x) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Credit Parties hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on IntraLinks or another similar electronic system (the “Platform”) and (y) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Credit Parties or its securities) (each, a “Public Lender”). The Credit Parties hereby further agree that (ww) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof (xx) by marking Borrower Materials “PUBLIC,” the Credit Parties shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Credit Parties or its securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Borrower Materials constitute Confidential Information, they shall be treated as set forth in Section 10.08); (yy) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public;” and (zz) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public.”

6.03	Preservation of Existence and Franchises.
Each Credit Party shall, and shall cause each of its Subsidiaries to, do all things necessary to preserve and keep in full force and effect its legal existence, rights, franchises and authority. Each Credit Party shall remain qualified and in good standing in each jurisdiction in which the failure to so qualify and be in good standing could have a Material Adverse Effect.

6.04	Books and Records.
Each Credit Party shall, and shall cause each of its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP.

6.05	Compliance with Law.
Each Credit Party shall, and shall cause each of its Subsidiaries, to comply with all Laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and all of its real and personal property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect.

6.06	Payment of Taxes and Other Indebtedness.
Each Credit Party shall, and shall cause each of its Subsidiaries to, pay and discharge (or cause to be paid or discharged) (a) all taxes (including, without limitation, any corporate or franchise taxes), assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, unless the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by such Credit Party or such Subsidiary or a bond against same has been posted by such Credit Party or such Subsidiary in accordance with applicable law, (b) all lawful claims (including claims for labor, materials and supplies) which, if unpaid, might give rise to a Lien (other than a Permitted Lien) upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness as it shall become due.

6.07	Insurance.

Each Credit Party shall, and shall cause each of its Subsidiaries to, maintain (or caused to be maintained) with financially sound and reputable insurance companies not Affiliates of the Parent, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons. Each Credit Party shall, and shall cause each of its Subsidiaries to, provide prompt notice to the Administrative Agent following such Credit Party’s receipt from the relevant insurer of any notice of termination, lapse or cancellation of such insurance unless such Credit Party obtains insurance from another carrier that would satisfy the requirements hereof prior to the effective date of such termination, lapse or cancellation.

6.08	Maintenance of Property.
Each Credit Party shall, and shall cause each of its Subsidiaries to, maintain, preserve and protect (or caused to be maintained, preserved and protected) all of its Unencumbered Properties and all other material property and equipment necessary in the operation of its business in good working order and condition, in each case, in a manner consistent with how such Person maintained its Unencumbered Properties and other material property on the Closing Date, ordinary wear and tear excepted.

6.09	Performance of Obligations.
The Credit Parties will pay and discharge at or before maturity, or prior to expiration of applicable notice, grace and curative periods, all their respective material obligations and liabilities, including, without limitation, tax liabilities, except (a) where the same may be contested in good faith by appropriate proceedings, and will maintain, in accordance with GAAP, appropriate reserves for the accrual of any of the same or bond against same in accordance with applicable law or (b) the failure to pay or discharge such obligations and liabilities could not reasonably be expected to have a Material Adverse Effect.

6.10	Visits and Inspections.
Subject to the rights of Tenants, each Credit Party shall, and shall cause each of its Subsidiaries to, permit representatives or agents of any Lender or the Administrative Agent, from time to time, and, if no Event of Default shall have occurred and be continuing, after reasonable prior notice, but not more than twice annually and only during normal business hours to: (a) visit and inspect any of its Real Property Assets to the extent any such right to visit or inspect is within the control of such Person; (b) inspect and make extracts from their respective books and records, including but not limited to management letters prepared by independent accountants; and (c) discuss with its principal officers, and its independent accountants, its business, properties, condition (financial or otherwise), results of operations and performance. If requested by the Administrative Agent, the Borrower or the Credit Parties, as applicable, shall execute an authorization letter addressed to its accountants authorizing the Administrative Agent or any Lender to discuss the financial affairs of the Borrower or any other Credit Party with its accountants.

6.11	Use of Proceeds/Purpose of Loans and Letters of Credit.

The Borrower shall use the proceeds of all Loans and use Letters of Credit only for the purpose of financing general corporate working capital (including asset acquisitions, and acquiring or improving, directly or indirectly, income producing Healthcare Facilities and Investments in accordance with Section 7.03), capital expenditures or other corporate purposes of the Borrower and the other Credit Parties (to the extent not inconsistent with the Credit Parties’ covenants and obligations under this Credit Agreement and the other Credit Documents).

6.12	Financial Covenants.
(a)    Consolidated Leverage Ratio. The Credit Parties shall cause the Consolidated Leverage Ratio, as of the end of any fiscal quarter, to be equal to or less than the percentage set forth opposite the applicable quarter:

Fiscal Quarter Ending	Consolidated Leverage Ratio
September 30, 2016	Sixty percent (60%)
December 31, 2016	Sixty percent (60%)
March 31, 2017	Sixty percent (60%)
June 30, 2017 and thereafter	Fifty-five percent (55%)

(b)    Consolidated Secured Leverage Ratio. The Credit Parties shall cause the Consolidated Secured Leverage Ratio, as of the end of any fiscal quarter, to be equal to or less than forty percent (40%).
(c)    Consolidated Tangible Net Worth. The Credit Parties shall cause the Consolidated Tangible Net Worth at all times to be equal to or greater than the sum of (i) $17,942,505.34 plus (ii) an amount equal to seventy-five percent (75%) of the net cash proceeds received by the Consolidated Parties from Equity Transactions subsequent to the Closing Date.
(d)    Consolidated Fixed Charge Coverage Ratio. The Credit Parties shall cause the Consolidated Fixed Charge Coverage Ratio, as of the end of any fiscal quarter, to be equal to or greater than the ratio set forth opposite the applicable quarter:

Fiscal Quarter Ending	Consolidated Fixed Charge Coverage Ratio
December 31, 2016	1.25 to 1.0
March 31, 2017	1.25 to 1.0
June 30, 2017	1.50 to 1.0
September 30, 2017	1.50 to 1.0
December 31, 2017	1.50 to 1.0
March 31, 2018 and thereafter	1.75 to 1.0

(e)    Unencumbered Indebtedness Yield. The Credit Parties shall cause the Unencumbered Indebtedness Yield at all times to be equal to or greater than 11.0% until such time as the Borrower has acquired (and for so long as it maintains) a Consolidated Unencumbered Total Asset Value of at least $150,000,000, in which case the Credit Parties shall cause the Unencumbered Indebtedness Yield at all times to be equal to or greater than 12.0%.
(f)    Consolidated Unencumbered Leverage Ratio. The Credit Parties shall cause the Consolidated Unencumbered Leverage Ratio, as of the end of any fiscal quarter, to be equal to or less than the percentage set forth opposite the applicable quarter:

Fiscal Quarter Ending	Consolidated Unencumbered Leverage Ratio
September 30, 2016	Sixty percent (60%)
December 31, 2016	Sixty percent (60%)
March 31, 2017	Sixty percent (60%)
June 30, 2017 and thereafter	Fifty-five percent (55%)

(g)    Consolidated Unencumbered Interest Coverage Ratio. The Credit Parties shall cause the Consolidated Unencumbered Interest Coverage Ratio, as of the end of any fiscal quarter, to be equal to or greater than 2.00 to 1.00.
(h)    Secured Recourse Indebtedness. The aggregate outstanding amount of Secured Recourse Indebtedness shall be equal to or less than $10,000,000 until such time as the Borrower has acquired (and for so long as it maintains) (i) a Consolidated Total Asset Value of at least $300,000,000, in which case the aggregate outstanding amount of Secured Recourse Indebtedness shall be equal to or less than five percent (5%) of Consolidated Total Asset Value or (ii) a Consolidated Total Asset Value of at least $750,000,000, in which case the aggregate outstanding amount of Secured Recourse Indebtedness shall be equal to or less than ten percent (10%) of Consolidated Total Asset Value.
(i)    Consolidated Unsecured Indebtedness. The Credit Parties shall not, nor shall they permit any of their Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Consolidated Unsecured Indebtedness, other than Permitted Consolidated Unsecured Indebtedness, until such time as the Borrower has acquired (and for so long as it maintains) a Consolidated Total Asset Value of at least $750,000,000, at which time the amount of Consolidated Unsecured Indebtedness will be limited as set forth in Section 7.02.

6.13	Environmental Matters; Preparation of Environmental Reports.

The Credit Parties will, and will cause each Subsidiary to, comply in all material respects with all Environmental Laws in respect of its Real Property Assets.

6.14	REIT Status.
The Credit Parties will, and will cause each Subsidiary to, operate its business at all times so as to satisfy all requirements necessary to qualify and maintain the Parent’s qualification as a real estate investment trust under Sections 856 through 860 of the Internal Revenue Code. The Parent will maintain adequate records so as to comply in all material respects with all record‑keeping requirements relating to its qualification as a real estate investment trust as required by the Internal Revenue Code and applicable regulations of the Department of the Treasury promulgated thereunder and will properly prepare and timely file with the IRS all returns and reports required thereby.

6.15	Additional Guarantors; Release of Guarantors.
(a)    Additional Guarantors. Upon the acquisition, incorporation or other creation of any direct or indirect Domestic Subsidiary of the Parent which owns an Unencumbered Property included in the Unencumbered Property Pool or would otherwise qualify as a Subsidiary Guarantor (including, but not limited to, being deemed a Subsidiary Guarantor pursuant to the definition of “Subsidiary Guarantor” hereunder), the Credit Parties shall (i) cause such Subsidiary to become a Subsidiary Guarantor hereunder through the execution and delivery to the Administrative Agent of a Subsidiary Guarantor Joinder Agreement on or before the earlier of (A) the date on which an Eligible Unencumbered Property owned by such Subsidiary is included in any calculation (pro forma or otherwise) of the Consolidated Unencumbered Total Asset Value and (B) the deadline for the delivery of the next Compliance Certificate pursuant to Section 6.02(a)), (ii) cause such Subsidiary to deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, certified resolutions and other organizational and authorizing documents of such Subsidiary, favorable opinions of counsel to such Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Administrative Agent, and (iii) cause the Parent or the Subsidiary of the Parent that owns the Capital Stock of such Subsidiary to be pledged to the Administrative Agent to secure the Obligations.
(b)    Release of Guarantors. Notwithstanding the requirements set forth in Section 6.15(a), to the extent the Borrower provides a written request to the Administrative Agent that a Subsidiary Guarantor be released from its Guaranties pursuant to the Credit Documents in conjunction with the simultaneous or substantially simultaneous qualification of such Subsidiary Guarantor as an Excluded Subsidiary or pursuant to a disposition permitted by Section 7.05, then, following the Administrative Agent’s receipt of such notice (and so long as no Default or Event of Default shall have occurred and be continuing on the date of the Administrative Agent’s receipt of such notice or as a result of the release of such Subsidiary Guarantor), such Subsidiary Guarantor shall be automatically released from its respective Guaranties pursuant to the

Credit Documents (it being understood and agreed that no Subsidiary Guarantor that owns an Unencumbered Property shall be released unless such Unencumbered Property is first withdrawn from the Unencumbered Property Pool in accordance with Section 6.16).
Notwithstanding the foregoing, (A) the Obligations shall remain a senior unsecured obligation, pari passu with all other senior unsecured Indebtedness of the Borrower and the Parent and (B) to the extent that following any such Release an otherwise released or to be released Subsidiary Guarantor is obligated in respect of outstanding recourse Indebtedness, any Real Property Assets of such Subsidiary Guarantor shall not be deemed an Eligible Unencumbered Property for purposes of this Credit Agreement.

6.16	Addition or Withdrawal of Unencumbered Properties.
(a)    Addition of Unencumbered Properties. The Borrower may add Real Property Assets to the Unencumbered Property Pool so long as: (i) such Real Property Asset meets the criteria set forth in the definition of Unencumbered Property Pool and (ii) the Borrower shall have delivered to Administrative Agent (A) an Unencumbered Property Certificate reflecting the addition of the subject Real Property Asset as an Unencumbered Property and (B) to the extent applicable, copies of filed stamped Lien releases evidencing the release of any Liens held on any Unencumbered Property immediately prior to the addition of such Real Property Asset as an Unencumbered Property.
(b)    Withdrawal of Unencumbered Properties. The Borrower may withdraw Real Property Assets from the Unencumbered Property Pool without the consent of the Administrative Agent so long as: (i) no Default or Event of Default has occurred and is continuing or would occur from such withdrawal, (ii) the Borrower shall have given notice thereof to the Administrative Agent, together with a written request to release the owner of the subject Unencumbered Property, where appropriate, in accordance with the provisions hereof (it being agreed that the owner of the subject Unencumbered Property will be released unless it is a Material Subsidiary after giving effect to such release), (iii) the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying and demonstrating that (A) on a Pro Forma Basis, after giving effect to such withdrawal, the Credit Parties would be in compliance with all financial covenants contained in Section 6.12, (B) immediately prior to the withdrawal and immediately thereafter, all representations and warranties made by the Credit Parties in the Article V and each other Credit Document are true and correct in all material respects (except to the extent any such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case, such representation and warranty shall be true, correct and complete in all respects) on of such date (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall have been true and correct as of such earlier date), and (iv) the Borrower shall have delivered to Administrative Agent an Unencumbered Property Certificate reflecting the withdrawal of the subject Real Property Asset as an Unencumbered Property.

Notwithstanding the foregoing, after giving effect to any such withdrawal, the Consolidated Unencumbered Total Asset Value of the Unencumbered Properties remaining in the Unencumbered Property Pool shall not be less than $100,000,000.

6.17	Compliance With Material Contracts.
Each Credit Party shall, and shall cause each of its Subsidiaries to, perform and observe all the material terms and provisions of each Material Contract to be performed or observed by it, maintain each such Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time reasonably requested by the Administrative Agent and, upon the reasonable request of the Administrative Agent, make to each other party to each such Material Contract such demands and requests for information and reports or for action as any Credit Party is entitled to make under such Material Contract.

6.18	[Reserved].

6.19	Further Assurances.
Each Credit Party shall, promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Credit Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Credit Documents, (ii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iii) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Administrative Agent the rights granted or now or hereafter intended to be granted to the Administrative Agent under any Credit Document or under any other instrument executed in connection with any Credit Document to which any Credit Party is or is to be a party. For the avoidance of doubt, the Borrower shall cause the Capital Stock of each Subsidiary of the Parent that owns an Unencumbered Property to be pledged to the Administrative Agent to secure the Obligations. Notwithstanding anything herein to the contrary, the Liens on Collateral pledged pursuant to the Collateral Documents shall be released upon the Borrower demonstrating to the Administrative Agent’s satisfaction that Consolidated Unencumbered Total Asset Value is in excess of $750,000,000.

6.20	Mortgage of Unencumbered Properties.
Commencing on the first anniversary of the Closing Date and at all times thereafter, (i) if at any time the Consolidated Unencumbered Total Asset Value is less than $75,000,000 or (ii) in the event that the Parent Borrower has not raised at least $125,000,000 of equity, then upon the request of the Required Lenders or the Administrative Agent (acting on the direction of the Required Lenders) the Credit Parties shall promptly execute mortgage instruments and assignments of leases with respect to each Real Property Asset in the Unencumbered Property

Pool and shall deliver such documents and other items in connection therewith as the Administrative Agent may reasonably require, including, without limitation, a legal opinion from special local counsel to the Borrower opining as to the propriety of the form of such documents for recording in the applicable jurisdiction and such other matters as may be reasonably required by the Administrative Agent, surveys, estoppels, appraisals, environmental reports, title insurance, evidence of insurance and evidence as to whether the applicable Real Property Asset is in an area designated by the Federal Emergency Management Agency as having special flood or mud slide hazards (a “Flood Hazard Property”) and if such Real Property Asset is a Flood Hazard Property, (i) the applicable Credit Party’s written acknowledgment of receipt of written notification from the Administrative Agent (A) as to the fact that such Real Property Asset is a Flood Hazard Property and (B) as to whether the community in which each such Flood Hazard Property is located is participating in the National Flood Insurance Program and (ii) copies of insurance policies or certificates of insurance evidencing flood insurance reasonably satisfactory to the Administrative Agent and naming the Administrative Agent as loss payee on behalf of the Lenders under a standard mortgagee endorsement.
ARTICLE VII
NEGATIVE COVENANTS
Each Credit Party hereby covenants and agrees that until the Obligations, together with interest, fees and other obligations hereunder, have been paid in full and the Commitments hereunder shall have terminated:

7.01	Liens.
No Credit Party shall, nor shall they permit any Subsidiary to, at any time, create, incur, assume or suffer to exist any Lien upon any of its assets or revenues, whether now owned or hereafter acquired, other than the following:
(a)    Liens pursuant to any Credit Document;
(b)    Liens (other than Liens imposed under ERISA) for taxes, assessments or governmental charges or levies (including pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation) not yet due and payable or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP or bonds are posted in accordance with applicable law;
(c)    statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business; provided, that such Liens secure only amounts not overdue for more than thirty (30) days or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established;
(d)    deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness not otherwise permitted pursuant to Section 7.02), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;
(e)    zoning restrictions, easements, rights-of-way, restrictions, restrictive covenants, use restrictions, radius restrictions, options to purchase at fair market value, rights of first refusal or first offer, encroachments, protrusions, sets of facts that an accurate and up to date survey would show and other similar encumbrances affecting real property which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; provided, however, any zoning or other restrictions (including, without limitation, restrictive covenants) that limit the use of the applicable real property to a Healthcare Facility shall by definition not be a violation of this Section 7.01(e);
(f)    Liens securing judgments for the payment of money (or appeal or other surety bonds relating to such judgments) not constituting an Event of Default under Section 8.01(h);
(g)    leases or subleases (and the rights of the tenants thereunder) granted to others not interfering in any material respect with the business of any Credit Party or any Subsidiary;
(h)    any interest of title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Agreement;
(i)    Liens in existence as of the Closing Date as set forth on Schedule 7.01 and any renewals or extensions thereof; provided, that the property covered thereby is not materially changed; and
(j)    other Liens incurred in connection with Indebtedness as long as, after giving effect thereto, the Credit Parties are in compliance with the financial covenants in Section 6.12, on a Pro Forma Basis as if such Lien had been incurred as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01 (or if such Lien exists as of the Closing Date, as of June 30, 2016); provided, that the Credit Parties may not grant a mortgage, deed of trust, lien, pledge, encumbrance or other security interest, in each case, to secure Indebtedness with respect to any Unencumbered Property or the Capital Stock in any Credit Party except in favor of the Lenders.

7.02	Indebtedness.
No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Indebtedness, except:
(a)    Indebtedness under the Credit Documents;
(b)    Indebtedness in connection with intercompany Investments permitted under Section 7.03;

(c)    obligations (contingent or otherwise) existing or arising under any Swap Contract; provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person, and not for purposes of speculation or taking a “market view”; and (ii) such Swap Contract does not contain any provision exonerating the non‑defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;
(d)    without duplication, guaranties by a Credit Party or any Subsidiary in respect of any Indebtedness otherwise permitted hereunder;
(e)    Indebtedness set forth in Schedule 7.02 (and renewals, refinancing and extensions thereof); provided, that the amount of such Indebtedness is not increased at the time of such refinancing, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments utilized thereunder (for purposes of clarity, it is understood that Indebtedness on Schedule 7.02 is included in calculating the financial covenants in Section 6.12); and
(f)    other Indebtedness (including any portion of any renewal, financing, or extension of Indebtedness set forth in Schedule 7.02 to the extent such portion does not meet the criteria set for the in the proviso of clause (e) above) provided, (i) after giving effect thereto, the Credit Parties are in compliance with the financial covenants in Section 6.12, on a Pro Forma Basis as if such Indebtedness had been incurred as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01 (or if such Indebtedness exists as of the Closing Date, as of June 30, 2016) and (ii) the aggregate outstanding amount of Secured Recourse Indebtedness shall not at any time exceed an amount permitted pursuant to Section 6.12(h).

7.03	Investments.
No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, make any Investments, except:
(a)    Investments held in the form of cash or Cash Equivalents;
(b)    Investments in any Person that is a Credit Party prior to giving effect to such Investment;
(c)    Investments by any Subsidiary that is not a Credit Party in any other Subsidiary that is not a Credit Party;
(d)    Investments consisting of (i) extensions of credit in the nature of the performance of bids, (ii) accounts receivable or notes receivable arising from the grant of trade contracts and leases (other than credit) in the ordinary course of business, and (iii) Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss;
(e)    guaranties permitted by Section 7.02;
(f)    Investments existing as of the Closing Date and set forth in Schedule 7.03; and
(g)    Investments in or related to income producing Healthcare Facilities and Investments as described in Section 6.11 (including, without limitation, the purchase of Capital Stock and other Investments of the type set forth in subclauses (i)-(v) of the proviso of this clause (g)); provided, however, that after giving effect to any such Investments, (i) the aggregate amount of Investments consisting of unimproved land holdings (exclusive of unimproved land holdings acquired in connection with the acquisition of Healthcare Facilities and located adjacent to such Healthcare Facilities) shall not, at any time, exceed 5% of Consolidated Total Asset Value, (ii) the aggregate amount of Investments consisting of direct or indirect interests in mortgage loans and mezzanine loans, and notes receivables shall not, at any time, exceed 15% of Consolidated Total Asset Value, (iii) the aggregate amount of Investments consisting of construction in progress shall not, at any time, exceed 10% of Consolidated Total Asset Value, (iv) the aggregate amount of Investments in Unconsolidated Affiliates shall not, at any time, exceed 10% of Consolidated Total Asset Value and (v) the aggregate amount of Investments in Real Property Assets that are not Healthcare Facilities shall not, at any time, exceed 15% of Consolidated Total Asset Value; provided, further, that the aggregate amount of all Investments made pursuant to clauses (i), (ii), (iii), (iv) and (v) above shall not, at any time, exceed 25% of Consolidated Total Asset Value. Determinations of whether an Investment is permitted will be made after giving effect to the subject Investment.

7.04	Fundamental Changes.
No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, merge, dissolve, liquidate, consolidate with or into another Person; provided, that, notwithstanding the foregoing provisions of this Section 7.04:
(a)    the Parent may merge or consolidate with any of its Subsidiaries (other than the Borrower) provided that the Parent is the continuing or surviving Person;
(b)    any Consolidated Subsidiary may merge or consolidate with any other Consolidated Subsidiary; provided, that if (i) the Borrower is a party to such transaction, the Borrower shall be the continuing or surviving person, (ii) if a Subsidiary Guarantor is party to such transaction (but not the Borrower), such Subsidiary Guarantor shall be the continuing or surviving Person and (iii) if the Borrower and a Subsidiary Guarantor are each a party to such transaction, the Borrower shall be the continuing or surviving person;
(c)    any Subsidiary Guarantor may be merged or consolidated with or into any other Subsidiary Guarantor; and

(d)    any Subsidiary that is not a Subsidiary Guarantor may dissolve, liquidate or wind up its affairs at any time; provided, that such dissolution, liquidation or winding up, as applicable, could not reasonably be expected to have a Material Adverse Effect.

7.05	Dispositions.
No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, make any Disposition or enter into any agreement to make any Disposition, except:
(a)    Dispositions of obsolete or worn out Property, whether now owned or hereafter acquired, in the ordinary course of business;
(b)    Dispositions of inventory in the ordinary course of business;
(c)    Dispositions of equipment or Property not covered under clause (a) above to the extent that (i) such Property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement Property.
(d)    Dispositions of Property by any Subsidiary to a Credit Party or to a Wholly Owned Subsidiary; provided, that if the transferor of such property is a Credit Party, the transferee thereof must be a Credit Party;
(e)    Dispositions permitted by Section 7.04;
(f)    Dispositions by the Credit Parties and the Subsidiaries not otherwise permitted under this Section 7.05; provided, that (i) at the time of such Disposition, no Default or Event of Default exists and is continuing (that would not be cured by such Disposition) or would result from such Disposition and (ii) after giving effect thereto, the Credit Parties are in compliance with the financial covenants in Section 6.12, on a Pro Forma Basis as if such Disposition had been incurred as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 6.01;
(g)    real estate leases entered into in the ordinary course of business; and
(h)    Dispositions of an Unencumbered Property so long as Borrower complies with the provisions of Section 6.16.
Notwithstanding anything above, any Disposition pursuant to clauses (a) through (f) or clause (h) shall be for fair market value.

7.06	Change in Nature of Business.
No Credit Party shall, nor shall they permit any Subsidiary to, engage in any material line of business substantially different from those lines of business conducted by the Parent and its Subsidiaries on the date hereof or any business substantially related or incidental thereto.

7.07	Transactions with Affiliates and Insiders.
No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, enter into any transaction of any kind with any officer, director or Affiliate of the Parent, whether or not in the ordinary course of business, other than on fair and reasonable terms substantially as favorable to such Credit Party or Subsidiary as would be obtainable by such Credit Party or Subsidiary at the time in a comparable arm’s length transaction with a Person other than a director, officer or Affiliate; provided, that the foregoing restriction shall not apply to transactions between or among the Credit Parties.

7.08	Organization Documents; Fiscal Year; Legal Name, State of Formation and Form of Entity.
No Credit Party shall directly or indirectly:
(a)    Amend, modify or change its Organization Documents in a manner materially adverse to the Lenders;
(b)    Make any material change in (i) accounting policies or reporting practices, except as required by GAAP, FASB, the SEC or any other regulatory body, or (ii) its fiscal year; and
(c)    Without providing ten (10) days prior written notice to the Administrative Agent, change its name, state of formation or form of organization.

7.09	Negative Pledges.
No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, enter into, assume or otherwise be bound, by any Negative Pledge other than (i) any Negative Pledge contained in an agreement entered into in connection with any Indebtedness that is permitted pursuant to Section 7.02 or any Lien that is permitted pursuant to Section 7.01(e); (ii) any Negative Pledge required by law; (iii) Negative Pledges contained in (x) the agreements set forth on Schedule 7.09; (y) any agreement relating to the sale of any Subsidiary or any assets pending such sale; provided, that in any such case, the Negative Pledge applies only to the Subsidiary or the assets that are the subject of such sale; or (z) any agreement in effect at the time any Person becomes a Subsidiary so long as such agreement was not entered into in contemplation of such Person becoming a Subsidiary and such restriction only applies to such Person and/or its assets, and (iv) customary provisions in leases, licenses and other contracts restricting the assignment thereof, in each case as such agreements, leases or other contracts may be amended from time to time and including any renewal, extension, refinancing or replacement thereof; provided, that, with respect to any amendment, renewal, extension, refinancing or replacement of an agreement described in clause (iii), such amendment, renewal, extension, refinancing or replacement does not contain restrictions of the type prohibited by this Section 7.09 that are, in the aggregate, more onerous in any material respect on the Parent or any Subsidiary than the restrictions, in the aggregate, in the original agreement.

7.10	Use of Proceeds.

No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, use the proceeds of any Extension of Credit, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

7.11	Prepayments of Indebtedness.
If a Default or Event of Default exists and is continuing or would be caused thereby, no Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner, or make any payment in violation of any subordination terms of, any Indebtedness, except the prepayment of Extensions of Credit in accordance with the terms of this Agreement.

7.12	Restricted Payments.
No Credit Party shall, nor shall they permit any Subsidiary to, declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so; provided, that, (i) so long as no Default under Section 8.01(a), (f) or (g) shall have occurred and be continuing or would result therefrom and so long as the Obligations have not been accelerated, the Parent and each Subsidiary may declare or make, directly or indirectly, any Restricted Payment required to qualify and maintain the Parent’s qualification as a REIT, (ii) so long as no Default under Section 8.01(a), (f) or (g) shall have occurred and be continuing or would result therefrom, the Parent and each Subsidiary may declare or make, directly or indirectly, any Restricted Payment required to avoid the payment of federal or state income or excise tax, (iii) so long as no Default shall have occurred and be continuing or would result therefrom, the Parent and each Subsidiary may purchase, redeem, retire, acquire, cancel or terminate the Parent’s Capital Stock and (iv) so long as no Default shall have occurred and be continuing or would result therefrom, the Parent and each Subsidiary may make any payment on account of any return of capital to the Parent’s stockholders, partners or members (or the equivalent Person thereof).

7.13	Sanctions.
No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly, use the proceeds of any Extension of Credit, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise) of Sanctions.

7.14	Anti-Corruption Laws.
No Credit Party shall, nor shall they permit any Subsidiary to, directly or indirectly use the proceeds of any Extension of Credit for any purpose which would breach the United States

Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, or other similar anti-corruption legislation in other jurisdictions.
ARTICLE VIII
EVENTS OF DEFAULT AND REMEDIES

8.01	Events of Default.
The occurrence and continuation of any of the following shall constitute an Event of Default:
(a)    Non‑Payment. Any Credit Party fails to pay when and as required to be paid herein, (i) any amount of principal of any Loan or any L/C Obligation, or (ii) within three (3) days after the same becomes due, any interest on any Loan or on any L/C Obligation, any Unused Fee or any other amount payable hereunder or under any other Credit Document; or
(b)    Specific Covenants. Any Credit Party fails to perform or observe any term, covenant or agreement contained in (i) any of Sections 6.01 6.02 or 6.10 within five (5) days after the same becomes due or required or (ii) any of Sections 6.03, 6.06, 6.11, 6.12, 6.14, 6.15, 6.19, 6.20 or Article VII; or
(c)    Other Defaults. Any Credit Party fails to perform or observe any other covenant or agreement (not specified in Subsection (a) or (b) above) contained in any Credit Document on its part to be performed or observed and such failure continues for thirty (30) days; provided that with respect to any default (not specified in Subsection (a) or (b) above), if (A) such default cannot be cured within such 30-day period, (B) such default is susceptible of cure, and (C) the Credit Party is proceeding with diligence and in good faith to cure such default, then such 30-day cure period shall be extended to such date, not to exceed a total of sixty (60) days, as shall be necessary for the Credit Party diligently to cure such default; or
(d)    Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of any Credit Party and contained in this Credit Agreement, in any other Credit Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or
(e)    Cross‑Default. (i) Any Credit Party or any Subsidiary (A) fails to perform or observe (beyond the applicable grace or cure period with respect thereto, if any) any Contractual Obligation if such failure could reasonably be expected to have a Material Adverse Effect or (B) beyond the applicable grace or cure period with respect thereto, if any, (1) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) in respect of any Indebtedness (other than Indebtedness hereunder and Indebtedness under Swap Contracts), or (2)(x) otherwise fails to observe or perform any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or (y) any other failure or event of default occurs, the effect of which failure or event of default is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or cash collateral in respect thereof to be demanded, in the case of each of clauses (B)(1) and (B)(2) above, to the extent such Indebtedness or other obligation is in an amount (including undrawn committed or available amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the applicable Threshold Amount; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which any Credit Party is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Credit Party is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Credit Party as a result thereof is greater than the applicable Threshold Amount; or
(f)    Insolvency Proceedings, Etc. Any Credit Party or any Subsidiary institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its properties; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed and the appointment continues undischarged or unstayed for ninety (90) calendar days; or any proceeding under any Debtor Relief Law relating to such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for ninety (90) calendar days, or an order for relief is entered in any such proceeding; or
(g)    Inability to Pay Debts; Attachment. (i) Any Credit Party or any Subsidiary becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process in an amount in excess of $10,000,000 is issued or levied against all or any material part of the properties of any such Person and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; or
(h)    Judgments. There is entered against a Credit Party or any Subsidiary (i) any one or more final judgments or orders for the payment of money in an aggregate amount exceeding $10,000,000 (to the extent not covered by independent third‑party insurance as to which the insurer does not dispute coverage), or (ii) any one or more non‑monetary final judgments that have, or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, in either case, (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of ten (10) consecutive days during which a stay of enforcement of such judgment, by reason of a pending appeal or otherwise, is not in effect; or

(i)    ERISA. (i) An ERISA Event occurs with respect to a Plan which has resulted in liability of any Credit Party or any Subsidiary under Title IV of ERISA to the Plan or the PBGC in an aggregate amount in excess of $10,000,000, or (ii) any Credit Party or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $10,000,000; or
(j)    Invalidity of Credit Documents; Guaranty. (i) Any Credit Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or as a result of satisfaction in full of all the Obligations, ceases to be in full force and effect; or any Credit Party contests in any manner the validity or enforceability of any Credit Document; or any Credit Party denies that it has any or further liability or obligation under any Credit Document, or purports to revoke, terminate or rescind any Credit Document; (ii) except as the result of or in connection with a dissolution, merger or disposition of a Subsidiary Guarantor not prohibited by the terms of this Credit Agreement, the Guaranty shall cease to be in full force and effect, or any Guarantor hereunder shall deny or disaffirm such Guarantor’s obligations under such Guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the Guaranty; or (iii) any Lien shall fail to be a first priority, perfected Lien on a material portion of the Collateral, taken as a whole; or
(k)    Change of Control. There occurs any Change of Control.

8.02	Remedies Upon Event of Default.
If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, upon written notice to the Borrower in any instance, take any or all of the following actions:
(a)    declare the commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated;
(b)    declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Credit Document to be immediately due and payable, without presentment, demand, protest or additional notice of any kind, all of which are hereby expressly waived by the Borrower;
(c)    require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to 105% of the then Outstanding Amount thereof); and
(d)    exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Credit Documents or applicable law;

provided, however, that upon the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, the obligation of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender.

8.03	Application of Funds.
After the exercise of remedies in accordance with the provisions of Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to provide Cash Collateral as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall, subject to the provisions of Sections 2.14 and 2.15, be applied by the Administrative Agent in the following order:
First, to payment of that portion of the Obligations constituting fees, indemnities, expenses and other amounts (including Attorney Costs and amounts payable under Article III) payable to the Administrative Agent in its capacity as such;
Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest and the Letter of Credit Fees) payable to the Lenders (including Attorney Costs and amounts payable under Article III), ratably among the Lenders in proportion to the amounts described in this clause Second payable to them;
Third, to payment of that portion of the Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans and L/C Borrowings, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this clause Third payable to them;
Fourth, to (a) payment of that portion of the Obligations constituting unpaid principal of the Loans and L/C Borrowings and (b) the Administrative Agent for the account of the L/C Issuer, to provide Cash Collateral for that portion of the L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit; (c) payment of that portion of the Obligations constituting obligations under Swap Contracts between any Credit Party and any Lender or Affiliate of any Lender (including, without limitation, payment of breakage, termination or other amounts owing in respect of any Swap Contract between any Credit Party and any Lender, or any Affiliate of a Lender, to the extent such Swap Contract is permitted hereunder) and (d) payment of amounts due under any Treasury Management Agreement between any Credit Party and any Lender, or any Affiliate of a Lender, ratably among such parties in proportion to the respective amounts described in this clause Fourth payable to them; and
Last, the balance, if any, after all of the Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law.

Subject to Section 2.03(d), amounts used to provide Cash Collateral for the aggregate undrawn amount of Letters of Credit pursuant to clause Fourth above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Obligations, if any, in the order set forth above. Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or such Guarantor’s assets, but appropriate adjustments shall be made with respect to payments from other Credit Parties to preserve the allocation to Obligations otherwise set forth above in this Section.
ARTICLE IX
ADMINISTRATIVE AGENT

9.01	Appointment and Authorization of Administrative Agent.
(a)    Each Lender hereby irrevocably appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Credit Agreement and each other Credit Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Credit Agreement or any other Credit Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Credit Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any other Credit Document or otherwise exist against the Administrative Agent. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Credit Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.
(b)    The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the applications and agreements for letters of credit pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in this Article IX and in the definition of “Agent‑Related Person” included the L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the L/C Issuer.

9.02	Delegation of Duties.
The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Credit Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

9.03	Liability of Administrative Agent.
No Agent‑Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Credit Agreement or any other Credit Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Credit Party or any officer thereof, contained herein or in any other Credit Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Credit Agreement or any other Credit Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Credit Agreement or any other Credit Document or for any failure of any Credit Party or any other party to any Credit Document to perform its obligations hereunder or thereunder, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, or for the value or the sufficiency of any Collateral. No Agent‑Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Credit Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party or any Affiliate thereof.

9.04	Reliance by Administrative Agent.
(a)    The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Credit Party), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement or any other Credit Document in accordance with a request or consent of the Required Lenders (or such greater number of Lenders as may be expressly required hereby in any instance) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.
(b)    For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Credit Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto.

9.05	Notice of Default.
The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Credit Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default.” The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall take such action with respect to such Default or Event of Default as may be directed by the requisite Lenders in accordance herewith; provided, however, that unless and until the Administrative Agent has received any such direction, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

9.06	Credit Decision; Disclosure of Confidential Information by Administrative Agent.
Each Lender acknowledges that no Agent‑Related Person has made any representation or warranty to it, and that no act by the Administrative Agent hereafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Credit Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent‑Related Person to any Lender as to any matter, including whether Agent‑Related Persons have disclosed material information in their possession (in each case, except to the extent the Administrative Agent has confirmed to any Lender in writing the satisfaction of conditions to funding as of the Closing Date). Each Lender represents to the Administrative Agent that it has, independently and without reliance upon any Agent‑Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Credit Parties and their respective Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Credit Agreement and to extend credit to the Borrower and the other Credit Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent‑Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement and the other Credit Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Credit Parties or any of their respective Affiliates that may come into the possession of any Agent‑Related Person.

9.07	[Reserved].

9.08	Administrative Agent in its Individual Capacity.
Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Credit Parties and their respective Affiliates as though Bank of America were not the Administrative Agent or the L/C Issuer hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Credit Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Credit Party or such Affiliate) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Credit Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent or the L/C Issuer, and the terms “Lender” and “Lenders” include Bank of America in its individual capacity.

9.09	Successor Administrative Agent.
(a)    The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer, the Swing Line Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above, provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)    If the Person serving as Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by applicable law, by notice in writing to the Borrower and such Person remove such Person as Administrative Agent and, in consultation with the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)    With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Credit Documents and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Credit Documents (if not already discharged therefrom as provided above in this Section) . The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Credit Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Credit Documents, including (a) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and (b) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.
(d)    Any resignation by Bank of America as Administrative Agent pursuant to this Section shall also constitute its resignation as L/C Issuer and Swing Line Lender. If Bank of America resigns as an L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(b). Upon the appointment by the Borrower of a successor L/C Issuer or Swing Line Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (a) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as applicable, (b) the retiring L/C Issuer and Swing Line Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Credit Documents, and (c) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

9.10	Administrative Agent May File Proofs of Claim.
In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:
(a)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Obligations (other than obligations under Swap Contracts or Treasury Management Agreements to which the Administrative Agent is not a party) that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.03(i), 2.09 and 10.04) allowed in such judicial proceeding; and
(b)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04.
Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

9.11	Collateral and Guaranty Matters.
The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion:
(a)    to release any Lien on any Property of any Consolidated Party granted to or held by the Administrative Agent under any Credit Document (i) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations), (ii) that is disposed of as part of or in connection with a Disposition permitted by Section 7.05 or (iii) subject to Section 10.01, if approved, authorized or ratified in writing by the Required Lenders; and
(b)    to release any Subsidiary Guarantor from its obligations under the Guaranty if such Person (a) ceases to be a Subsidiary as a result of a transaction permitted hereunder, (b) no longer is required to be a Guarantor pursuant to Section 6.15, or (c) has been designated as an Excluded Subsidiary (in each case, a “Release”). Notwithstanding the foregoing, to the extent that following any such Release, any Real Property Asset owned by an otherwise to be released Subsidiary Guarantor that is obligated in respect of outstanding recourse debt for Indebtedness shall not be deemed an Unencumbered Property hereunder. Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the authority of the Administrative Agent to release any Subsidiary Guarantor from its obligations hereunder pursuant to this Section 9.11. Upon the release of any Subsidiary Guarantor pursuant to this Section 9.11, the Administrative Agent shall (to the extent applicable) deliver to the Credit Parties, upon the Credit Parties’ request and at the Credit Parties’ expense, such documentation as is reasonably necessary to evidence the release of such Subsidiary Guarantor from its obligations under the Credit Documents.

9.12	Other Agents; Arrangers and Managers.
None of the Lenders or other Persons identified on the facing page or signature pages of this Credit Agreement as a “syndication agent,” “documentation agent,” “co‑agent,” “book manager,” “lead manager,” “arranger,” “lead arranger” or “co‑arranger” shall have any right, power, obligation, liability, responsibility or duty under this Credit Agreement other than, in the case of such Lenders, those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Credit Agreement or in taking or not taking action hereunder.
ARTICLE X
MISCELLANEOUS

10.01	Amendments, Etc.
No amendment or waiver of, or any consent to deviation from, any provision of this Credit Agreement or any other Credit Document shall be effective unless in writing and signed by the Borrower, the Guarantors (if applicable) and the Required Lenders and acknowledged by the Administrative Agent, and each such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given; provided, however, that:
(a)    unless also signed by each Lender directly affected thereby, no such amendment, waiver or consent shall:
(i)    extend or increase any Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02), it being understood that the amendment or waiver of an Event of Default or a mandatory reduction or a mandatory prepayment in Commitments shall not be considered an increase in Commitments,
(ii)    waive non‑payment or postpone any date fixed by this Credit Agreement or any other Credit Document for any payment of principal, interest, fees or other amounts due to any Lender hereunder or under any other Credit Document, or
(iii)    reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or any fees or other amounts payable hereunder or under any other Credit Document; provided, however, that only the consent of the Required Lenders shall be necessary (A) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate or (B) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder,
(b)    unless also signed by each Lender, no such amendment, waiver or consent shall:
(i)    change any provision of this Credit Agreement regarding pro rata sharing or pro rata funding with respect to (A) the making of advances (including participations), (B) the manner of application of payments or prepayments of principal, interest, or fees, (C) the manner of application of reimbursement obligations from drawings under Letters of Credit, or (D) the manner of reduction of commitments and committed amounts,
(ii)    change any provision of this Section 10.01, the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder,
(iii)    release the Parent, Borrower or all or substantially all of the Subsidiary Guarantors from their obligations hereunder (other than as provided herein or as appropriate in connection with transactions permitted hereunder),
(iv)    amend, modify or waive Section 4.01 if the effect of such amendment, modification or waiver is to require the Lenders to make Loans when such Lenders would not otherwise be required to do so, or

(v)    release all or substantially all of the Collateral except as permitted in accordance with Section 6.16;
(c)    unless also signed by the L/C Issuer, no such amendment, waiver or consent shall affect the rights or duties of the L/C Issuer under this Credit Agreement or any Letter of Credit Application relating to any Letter of Credit issued or to be issued by it;
(d)    unless also signed by the Swing Line Lender, no such amendment, waiver or consent shall affect the rights or duties of the Swing Line Lender under this Credit Agreement; and
(e)    unless also signed by the Administrative Agent, no such amendment, waiver or consent shall affect the rights or duties of the Administrative Agent under this Credit Agreement or any other Credit Document;
and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (ii) no amendment, waiver or consent shall, unless in writing and signed by the Swing Line Lender in addition to the Lenders required above, affect the rights or duties of the Swing Line Lender under this Agreement; (iii) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Credit Document; and (iv) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender.
Notwithstanding any provision herein to the contrary, this Agreement may be amended with the written consent of the Administrative Agent and the Borrower (i) to add one or more Incremental Facilities to this Agreement subject to the limitations in Section 2.01(e) and to permit the extensions of credit and all related obligations and liabilities arising in connection therewith from time to time outstanding to share ratably (or on a basis subordinated to the existing Loans and Commitments hereunder) in the benefits of this Agreement and the other Credit Documents with the obligations and liabilities from time to time outstanding in respect of the existing Loans and Commitments hereunder, and (ii) in connection with the foregoing, to permit, as deemed appropriate by the Administrative Agent, the Lenders providing such Incremental Facilities to participate in any required vote or action required to be approved by the Required Lenders or by any other number, percentage or class of Lenders hereunder.

10.02	Notices and Other Communications; Facsimile Copies.
(a)    General. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed certified or registered mail, faxed or delivered to the applicable address, facsimile number or (subject to Subsection (c) below) electronic mail address, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:
(i)    if to any Credit Party, the Administrative Agent, the L/C Issuer or the Swing Line Lender, to the address, facsimile number, electronic mail address or telephone number specified for such Person on Schedule 10.02 or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to the other parties; and
(ii)    if to any other Lender, to the address, facsimile number, electronic mail address or telephone number specified in its Administrative Questionnaire or to such other address, facsimile number, electronic mail address or telephone number as shall be designated by such party in a notice to any Credit Party, the Administrative Agent, the L/C Issuer and the Swing Line Lender.
Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications to the extent provided in Subsection (b) below, shall be effective as provided in such Subsection (b).
(b)    Electronic Communications. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e‑mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided, that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its respective discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided, that approval of such procedures may be limited to particular notices or communications.
(c)    The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY,

FITNESS FOR A PARTICULAR PURPOSE, NON‑INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to any Credit Party, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to any Credit Party, any Lender, the L/C Issuer or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).
(d)    Effectiveness of Facsimile Documents and Signatures. Credit Documents may be transmitted and/or signed by facsimile. The effectiveness of any such documents and signatures shall, subject to applicable Law, have the same force and effect as manually‑signed originals and shall be binding on all Credit Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually‑signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.
(e)    Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic notices permitted under Section 2.02(a)) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify each Agent‑Related Person and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.
(f)    Change of Address, Etc. Each of the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swing Line Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender.

10.03	No Waiver; Cumulative Remedies.
No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
Notwithstanding anything to the contrary contained herein or in any other Credit Document, the authority to enforce rights and remedies hereunder and under the other Credit Documents against the Credit Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Credit Documents, (b) the L/C Issuer or the Swing Line Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swing Line Lender, as the case may be) hereunder and under the other Credit Documents, (c) any Lender from exercising setoff rights in accordance with Section 10.09 (subject to the terms of Section 2.12), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Credit Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Credit Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.12, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

10.04	Expenses; Indemnity; Damage Waiver.
(a)    Costs and Expenses. The Credit Parties shall pay (i) all reasonable out‑of‑pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Credit Agreement and the other Credit Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out‑of‑pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all reasonably incurred out‑of‑pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (including the fees, charges and disbursements of any counsel for the

Administrative Agent, any Lender or the L/C Issuer), and shall pay all fees and time charges for attorneys who may be employees of the Administrative Agent, any Lender or the L/C Issuer, in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Credit Documents, including its rights under this Section, or (B) in connection with the Loans made or Letters of Credit issued hereunder, including all such out‑of‑pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.
(b)    Indemnification by the Credit Parties. The Credit Parties shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender, each Arranger and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any Person (including any Credit Party) other than such Indemnitee and its Related Parties arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Credit Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder, the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Credit Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Borrower or any Subsidiary, or any Environmental Liability related in any way to the Borrower or any Subsidiary, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by any Credit Party, and regardless of whether any Indemnitee is a party thereto, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY OR SOLE NEGLIGENCE OF THE INDEMNITEE; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by any Credit Party against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Credit Document, if such Credit Party has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Without limiting the provisions of Section 3.01(c), this Section 10.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

(c)    Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under Subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer, the Swing Line Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer, the Swing Line Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lenders’ Revolving Commitment Percentage and Term Loan Commitment Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), and provided, further, that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swing Line Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swing Line Lender in connection with such capacity. The obligations of the Lenders under this Subsection (c) are subject to the provisions of Section 2.11(3).
(d)    Waiver of Consequential Damages, Etc. To the fullest extent permitted by applicable law, no Credit Party shall assert, and each Credit Party hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Credit Agreement, any other Credit Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Credit Agreement or the other Credit Documents or the transactions contemplated hereby or thereby other than for direct or actual damages resulting from the gross negligence or willful misconduct of such Indemnitee as determined by a final and nonappealable judgment of a court of competent jurisdiction.
(e)    Payments. All amounts due under this Section shall be payable not later than ten Business Days after demand therefor.
(f)    Survival. The agreements in this Section and the indemnity provisions of Section 10.02(e) shall survive the resignation of the Administrative Agent, the L/C Issuer and the Swing Line Lender, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations.

10.05	[Reserved].

10.06	Payments Set Aside.

To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of set‑off, and such payment or the proceeds of such set‑off or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set‑off had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect.

10.07	Successors and Assigns.
(a)    Successors and Assigns Generally. The provisions of this Credit Agreement and the other Credit Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Credit Party may assign or otherwise transfer any of its rights or obligations hereunder or thereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of Subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of Subsection (d) of this Section or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Subsection (f) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement and the other Credit Documents (including all or a portion of its Commitment and the Loans (including for purposes of this Subsection (b), participations in L/C Obligations and in Swing Line Loans) at the time owing to it); provided that (in each case with respect to any credit facility) any such assignment shall be subject to the following conditions:
(i)    Minimum Amounts.
(A)    in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any credit facility provided hereunder and/or the Loans at the time owing to it (in each case with respect to any credit facility provided hereunder) or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
(B)    in any case not described in Subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000, in the case of any assignment in respect of the revolving credit facility provided hereunder, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).
(ii)    Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to the Swing Line Lender’s rights and obligations in respect of Swing Line Loans;
(iii)    Required Consents. No consent shall be required for any assignment except to the extent required by Subsection (b)(i)(B) of this Section and, in addition:
(A)    the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof;
(B)    the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of any Commitment or Loans if such assignment is to a Person that is not a Lender with a Commitment or holding Loans, an Affiliate of such Lender or an Approved Fund with respect to such Lender; and

(C)    the consent of the L/C Issuer and the Swing Line Lender shall be required for any assignment, unless such assignment is to an existing Lender that is not a Defaulting Lender.
(iv)    Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of Three Thousand Five Hundred Dollars ($3,500); provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(v)    No Assignment to Certain Persons. No such assignment shall be made (A) to the Parent or any of the Parent’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), (C) to a natural Person, or (D) to a publicly reporting or privately held REIT with an investment concentration in healthcare assets.
(vi)    Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the L/C Issuer or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swing Line Loans in accordance with its Term Loan Commitment Percentage or Revolving Commitment Percentage, as applicable. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and

Assumption, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, Section 3.04, Section 3.05 and Section 10.04 with respect to facts and circumstances occurring prior to the effective date of such assignment); provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this Subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.
(c)    Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(d)    Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, a Defaulting Lender or the Parent or any of the Parent’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Credit Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swing Line Loans) owing to it); provided that (i) such Lender’s obligations under this Credit Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Credit Agreement and (iv) Borrower shall not be responsible for any cost or expense of the Lenders or the Administrative Agent related to any participation of the Loans or any increased cost or expense incurred by any Lender as a result of such participation thereafter, except as expressly provided herein. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 10.04(c) without regard to the existence of any participation.
Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this

Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 10.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Section 3.01, Section 3.04 and Section 3.05 (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Section 3.06 and Section 10.16 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Section 3.01 or Section 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.12 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Credit Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Credit Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.
(e)    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Credit Agreement (including under its Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(f)    Resignation as L/C Issuer or Swing Line Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Revolving Commitment and Loans pursuant to Subsection (b)

above, Bank of America may, (i) upon thirty days’ notice to the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon thirty days’ notice to the Borrower, resign as Swing Line Lender. In the event of any such resignation as L/C Issuer or Swing Line Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swing Line Lender hereunder; provided, however, that no failure by the Borrower to appoint any such successor shall affect the resignation of Bank of America as L/C Issuer or Swing Line Lender, as the case may be. If Bank of America resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Bank of America resigns as Swing Line Lender, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swing Line Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swing Line Lender, (1) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swing Line Lender, as the case may be, and (2) the successor L/C Issuer shall issue letters of credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Bank of America to effectively assume the obligations of Bank of America with respect to such Letters of Credit.

10.08	Confidentiality.
Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of Confidential Information, except that Confidential Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential); (b) to the extent requested by any regulatory authority or self-regulatory body; (c) to the extent required by applicable Law or regulations or by any subpoena or similar legal process; (d) to any other party to this Credit Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Credit Agreement or the enforcement of rights hereunder (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential); (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Credit Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty’s or prospective counterparty’s professional advisor) to any credit derivative transaction relating to obligations of the Credit Parties; (g) with the consent of the Borrower; (h) to the extent such Confidential Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than a Credit Party; (i) to the National Association of Insurance

Commissioners or any other similar organization (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential); or (j) to any nationally recognized rating agency that requires access to a Lender’s or an Affiliate’s investment portfolio in connection with ratings issued with respect to such Lender or Affiliate. In addition, the Administrative Agent and the Lenders may disclose the existence of this Credit Agreement and information about this Credit Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Administrative Agent and the Lenders in connection with the administration and management of this Credit Agreement, the other Credit Documents, the Commitments, and the Extension of Credit. Any Person required to maintain the confidentiality of Confidential Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information. For the purposes of this Section, “Confidential Information” means all information received from any Credit Party relating to any Credit Party, any of the other Consolidated Parties, or its or their business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by any Credit Party; provided, that, in the case of information received from a Credit Party after the date hereof, such information is clearly identified in writing at the time of delivery as confidential.
Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (a) the Confidential Information may include material non‑public information concerning the Credit Parties or a Subsidiary, as the case may be, (b) it has developed compliance procedures regarding the use of material non‑public information and (c) it will handle such material non‑public information in accordance with applicable Law, including Federal and state securities Laws.

10.09	Set-off.
If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower or any other Credit Party against any and all of the obligations of the Borrower or such Credit Party now or hereafter existing under this Agreement or any other Credit Document to such Lender or the L/C Issuer or their respective Affiliates, irrespective of whether or not such Lender, L/C Issuer or Affiliate shall have made any demand under this Agreement or any other Credit Document and although such obligations of the Borrower or such Credit Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender or the L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided, that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have. Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

10.10	Interest Rate Limitation.
Notwithstanding anything to the contrary contained in any Credit Document, the interest paid or agreed to be paid under the Credit Documents shall not exceed the maximum rate of non‑usurious interest permitted by applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.

10.11	Counterparts.
This Credit Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10.12	Integration.
This Credit Agreement, together with the other Credit Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Credit Agreement and those of any other Credit Document, the provisions of this Credit Agreement shall control; provided, that the inclusion of specific supplemental rights or remedies in favor of the Administrative Agent or the Lenders in any other Credit Document shall not be deemed a conflict with this Credit Agreement. Each Credit Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof.

10.13	Survival of Representations and Warranties.
All representations and warranties made hereunder and in any other Credit Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default at the time of any Extension of Credit, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding.

10.14	Severability.
If any provision of this Agreement or the other Credit Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Credit Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 10.14, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.

10.15	[Reserved].

10.16	Replacement of Lenders.
If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 10.07), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Credit Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:
(a)    the Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 10.07(b);
(b)    such Lender shall have received payment of an amount equal to the Outstanding Amount of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Credit Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(c)    in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter;

(d)    such assignment does not conflict with applicable Laws; and
(e)    in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

10.17	No Advisory or Fiduciary Responsibility.
In connection with all aspects of each transaction contemplated hereby, the Borrower acknowledges and agrees, and acknowledges its respective Affiliates’ understanding, that: (a) the credit facility provided for hereunder and any related arranging or other services in connection therewith (including in connection with any amendment, waiver or other modification hereof or of any other Credit Document) are an arm’s-length commercial transaction between the Borrower and its respective Affiliates, on the one hand, and the Administrative Agent and the Arranger, on the other hand, and each Credit Party is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated hereby and by the other Credit Documents (including any amendment, waiver or other modification hereof or thereof); (b) in connection with the process leading to such transaction, the Administrative Agent and the Arranger each is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary, for the Borrower or any of its respective Affiliates, stockholders, creditors or employees or any other Person; (c) neither the Administrative Agent nor the Arranger has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Borrower with respect to any of the transactions contemplated hereby or the process leading thereto, including with respect to any amendment, waiver or other modification hereof or of any other Credit Document (irrespective of whether the Administrative Agent or the Arranger has advised or is currently advising the Borrower or any of its respective Affiliates on other matters) and neither the Administrative Agent nor the Arranger has any obligation to the Borrower or any of its respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Credit Documents; (d) the Administrative Agent and the Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its respective Affiliates, and neither the Administrative Agent nor the Arranger has any obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (e) the Administrative Agent and the Arranger have not provided and will not provide any legal, accounting, regulatory or tax advice with respect to any of the transactions contemplated hereby (including any amendment, waiver or other modification hereof or of any other Credit Document) and each Credit Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate. Each Credit Party hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Administrative Agent and the Arranger with respect to any breach or alleged breach of agency or fiduciary duty.

10.18	Source of Funds.
Each of the Lenders hereby represents and warrants to the Borrower that at least one of the following statements is an accurate representation as to the source of funds to be used by such Lender in connection with the financing hereunder:

(a)    no part of such funds constitutes assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest;
(b)    to the extent that any part of such funds constitutes assets allocated to any separate account maintained by such Lender, such Lender has disclosed to the Borrower the name of each employee benefit plan whose assets in such account exceed ten percent (10%) of the total assets of such account as of the date of such purchase (and, for purposes of this Subsection (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);
(c)    to the extent that any part of such funds constitutes assets of an insurance company’s general account, such insurance company has complied with all of the requirements of the regulations issued under Section 401(c)(1)(A) of ERISA; or
(d)    such funds constitute assets of one or more specific benefit plans that such Lender has identified in writing to the Borrower.
As used in this Section, the terms “employee benefit plan” and “separate account” shall have the respective meanings provided in Section 3 of ERISA.

10.19	GOVERNING LAW.
(a)    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, the LAW OF THE STATE OF NEW YORK applicable to agreements made and to be performed entirely within such State, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES; PROVIDED, THAT THE ADMINISTRATIVE Agent AND EACH LENDER SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.
(b)    ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK CITY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER, THE CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON‑EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, THE CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY CREDIT DOCUMENT OR OTHER DOCUMENT RELATED THERETO. THE BORROWER, THE CREDIT PARTIES, THE ADMINISTRATIVE AGENT AND EACH LENDER WAIVES PERSONAL SERVICE OF ANY

SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

10.20	WAIVER OF RIGHT TO TRIAL BY JURY.
EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY CREDIT DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY CREDIT DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

10.21	No Conflict.
To the extent there is any conflict or inconsistency between the provisions hereof and the provisions of any other Credit Document, this Credit Agreement shall control.

10.22	USA Patriot Act Notice.
Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107‑56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Borrower (and to the extent applicable, the other Credit Parties), which information includes the name and address of the Borrower (and to the extent applicable, the other Credit Parties) and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower (and to the extent applicable, the other Credit Parties) in accordance with the Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender reasonably requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act.

10.23	Entire Agreement.
This Credit Agreement and the other Credit Documents represent the final agreement AMONG the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements AMONG the parties.

10.24	Electronic Execution of Assignments and Certain Other Documents.

The words “execute”, “execution,” “signed,” “signature” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligations to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

10.25	Acknowledgement and Consent to Bail-In of EEA Financial Institutions.
Notwithstanding anything to the contrary in any Credit Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Credit Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Credit Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.
ARTICLE XI
GUARANTY

11.01	The Guaranty.
(a)    Each of the Guarantors hereby jointly and severally guarantees to the Administrative Agent and each of the holders of the Obligations, as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Obligations (the “Guaranteed Obligations”) in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory Cash Collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory Cash Collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory Cash Collateralization or otherwise) in accordance with the terms of such extension or renewal.
(b)    Notwithstanding any provision to the contrary contained herein, in any of the other Credit Documents or other documents relating to the Obligations, the obligations of each Guarantor under this Credit Agreement shall be limited to an aggregate amount equal to the largest amount that would not render such obligations subject to avoidance under the Debtor Relief Laws or any comparable provisions of any applicable state law.

11.02	Obligations Unconditional.
The obligations of the Guarantors under Section 11.01 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or other documents relating to the Obligations, or any substitution, compromise, release, impairment or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable Laws, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 11.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Article XI until such time as the Obligations have been irrevocably paid in full and the Commitments relating thereto have expired or been terminated. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by applicable Laws, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above:
(a)    at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

(b)    any of the acts mentioned in any of the provisions of any of the Credit Documents, or other documents relating to the Guaranteed Obligations or any other agreement or instrument referred to therein shall be done or omitted;
(c)    the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Obligations shall be modified, supplemented or amended (with Borrower’s consent) in any respect, or any right under any of the Credit Documents or other documents relating to the Guaranteed Obligations, or any other agreement or instrument referred to therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;
(d)    any Lien granted to, or in favor of, the Administrative Agent or any of the holders of the Guaranteed Obligations as security for any of the Guaranteed Obligations shall fail to attach or be perfected; or
(e)    any of the Guaranteed Obligations shall be determined to be void or voidable (including for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including any creditor of any Guarantor).
With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest notice of acceptance of the guaranty given hereby and of extensions of credit that may constitute Guaranteed Obligations, notices of amendments, waivers and supplements to the Credit Documents and other documents relating to the Guaranteed Obligations, or the compromise, release or exchange of collateral or security, and all notices whatsoever, and any requirement that the Administrative Agent or any holder of the Guaranteed Obligations exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents or any other documents relating to the Guaranteed Obligations or any other agreement or instrument referred to therein, or against any other Person under any other guarantee of, or security for, any of the Obligations.

11.03	Reinstatement.
Neither the Guarantors’ obligations hereunder nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of the Borrower, by reason of the Borrower’s bankruptcy or insolvency or by reason of the invalidity or unenforceability of all or any portion of the Guaranteed Obligations. The obligations of the Guarantors under this Article XI shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings pursuant to any Debtor Relief Law or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each holder of Guaranteed Obligations on demand for all reasonable costs and expenses (including all reasonable fees, expenses and disbursements of any law firm or other counsel) incurred by the Administrative Agent or such holder of Guaranteed Obligations in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any Debtor Relief Law; provided, that such indemnification shall not be available to the extent that such costs and expenses are determined to have resulted from the gross negligence or willful misconduct of the Administrative Agent or such holder of the Guaranteed Obligations.

11.04	Certain Waivers.
Each Guarantor acknowledges and agrees that (a) the guaranty given hereby may be enforced without the necessity of resorting to or otherwise exhausting remedies in respect of any other security or collateral interests, and without the necessity at any time of having to take recourse against the Borrower hereunder or against any collateral securing the Guaranteed Obligations or otherwise, (b) it will not assert any right to require the action first be taken against the Borrower or any other Person (including any other Guarantor) or pursuit of any other remedy or enforcement any other right and (c) nothing contained herein shall prevent or limit action being taken against the Borrower hereunder, under the other Credit Documents or the other documents and agreements relating to the Guaranteed Obligations or from foreclosing on any security or collateral interests relating hereto or thereto, or from exercising any other rights or remedies available in respect thereof, if neither the Borrower nor the Guarantors shall timely perform their obligations, and the exercise of any such rights and completion of any such foreclosure proceedings shall not constitute a discharge of the Guarantors’ obligations hereunder unless as a result thereof, the Guaranteed Obligations shall have been paid in full and the Commitments relating thereto shall have expired or been terminated, it being the purpose and intent that the Guarantors’ obligations hereunder be absolute, irrevocable, independent and unconditional under all circumstances.

11.05	Rights of Contribution.
The Guarantors hereby agree as among themselves that, in connection with payments made hereunder, each Guarantor shall have a right of contribution from each other Guarantor in accordance with applicable Laws. Such contribution rights shall be subordinate and subject in right of payment to the Guaranteed Obligations until such time as the Guaranteed Obligations have been paid in full and the Commitments relating thereto shall have expired or been terminated, and none of the Guarantors shall exercise any such contribution rights until the Guaranteed Obligations have been paid in full and the Commitments relating thereto shall have expired or been terminated.

11.06	Guaranty of Payment; Continuing Guaranty.
The guarantee in this Article XI is a guaranty of payment and not of collection, and is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising until such time as the Guaranteed Obligations have been paid in full and the Commitments relating thereto shall have expired or been terminated.

11.07	Keepwell.
Each Credit Party that is a Qualified ECP Guarantor at the time that (i) the Guaranty in this Article XI by any Credit Party that is not then an “eligible contract participant” under the Commodity Exchange Act (a “Specified Loan Party”) becomes effective with respect to any obligation under any Swap Contract or (ii) the grant of a security interest under the Credit Documents by any such Specified Loan Party becomes effective with respect to any obligation under any Swap Contract, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Credit Documents in respect of such Obligation on (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations and undertakings under this Article XI voidable under applicable Debtor Relief Laws, and not for any greater amount). The obligations and undertakings of each applicable Credit Party under this Section shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. Each Credit Party intends this Section to constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each Specified Loan Party for all purposes of the Commodity Exchange Act.
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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	Griffin-American Healthcare REIT IV Holdings, LP, a Delaware limited partnership

	By:	Griffin-American Healthcare REIT IV, Inc. a Maryland corporation, its General Partner

By:
Name:
Its:

PARENT:	Griffin-American Healthcare REIT IV, Inc., a Maryland corporation

By:
Name:
Its:

SUBSIDIARY GUARANTORS:

ADMINISTRATIVE AGENT AND LENDERS:	BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender
By:
Name:
Title:

KEYBANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:
Name:
Title: